Filed Pursuant to Rule 497(c)
Registration Nos. 333-111986 and 811-21475

RBC Equity Funds
Prospectus

November 24, 2009

RBC Mid Cap Growth Fund

RBC Enterprise Fund

RBC Small Cap Core Fund*

RBC Microcap Value Fund*

Class A

Class C

Class I

Class R

Class S

For More Information Call:

800-422-2766 or your investment representative

* Does not offer Class I shares.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary and Fund Expenses

This prospectus describes the equity funds (the “Funds” or each a “Fund”) offered by the RBC Funds Trust (previously known as Tamarack Funds Trust). Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.

	1-12	Investment Objectives, Principal Investment Strategies, Principal Risks and Performance Information
• 1 RBC Mid Cap Growth Fund
• 4 RBC Enterprise Fund
• 7 RBC Small Cap Core Fund
• 10 RBC Microcap Value Fund
	13	Fees and Expenses

Additional Information
	17	Investing for Temporary Defensive Purposes
	17	Risk Profile of Mutual Funds
	17	Overview of Principal Risks of the Funds

Fund Management
The Funds are managed by Voyageur Asset Management Inc. (the “Advisor”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009.	18	Investment Advisor
	18	Portfolio Managers

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	20	Pricing of Fund Shares
	21	Purchasing and Adding to Your Shares
	26	Selling Your Shares
	30	Exchanging Your Shares
	32	Additional Shareholder Services
	33	Market Timing and Excessive Trading
	34	Disclosure of Portfolio Holdings
	35	Distribution Arrangements/Sales Charges
	38	Distribution and Service (12b-1) Fees
	39	Dividends, Distributions and Taxes
	39	Organizational Structure

Financial Highlights
40

Privacy Policy
49

Back Cover
Where to Learn More About the Funds

Risk/Return Summary and Fund Expenses

RBC Mid Cap Growth Fund

Investment Objective. Long-term capital appreciation.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% policy. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of companies in the Russell Midcap® Growth Index at the time of purchase by the Fund. As of May 31, 2009, the range of market capitalization of companies within the Russell Midcap® Growth Index was approximately $829 million to $12.21 billion. The market capitalization range of this index is subject to change. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund’s portfolio that the Advisor believes offer attractive growth opportunities. This analysis considers factors such as liquidity, use of leverage, management strength, and the company’s ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies. The Advisor will consider selling those securities which no longer meet the Fund’s criteria for investing.

A full discussion of all permissible investments can be found in the Equity Funds’ Statement of Additional Information (“SAI”).

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are discussed below.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Foreign Investment Risk. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Market Risk. One or more markets in which the Fund invests may go down in value and the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market.

Mid-Sized Company Risk. Stocks of mid-sized companies may carry higher risks than those of larger companies because mid-sized companies may have less management experience, competitive strengths and financial resources than larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the RBC Mid Cap Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects no deductions for fees, expenses or taxes. The returns for Class C, I, R and S shares may differ from the returns of Class A shares shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The returns in the bar chart and performance table assume reinvestment of dividends and distributions.

Performance Bar Chart1
RBC Mid Cap Growth Fund – Class A
Calendar Year Total Returns2
(Results in the bar chart do not reflect taxes and do not reflect a sales charge. If sales charges had been reflected, the returns would be less than those shown below.)

1 The performance for the period from June 1, 1994 to April 19, 2004 reflects the performance of the Mid Cap Equity Fund, the predecessor to RBC Mid Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

2 The year to date total return as of September 30, 2009 was 23.47%.

During the periods shown in the chart for the RBC Mid Cap Growth Fund:

	Quarter	Year	Returns
Best quarter:	Q4	2001	17.95%
Worst quarter:	Q4	2008	(28.41)%

Performance Table

Unlike the bar chart above, the investment results in the table below show returns after taxes and assume maximum sales charges, based on rules mandated by the SEC. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

Average Annual Total Returns
(for the periods ended December 31, 2008)1

	Past Year	Past 5 Years	Past 10 Years	Since Inception[2]
Class A Before Taxes[3]	(45.08)%	(5.85)%	0.33%	8.42%
Class A After Taxes on Distributions[3]	(45.18)%	(6.60)%	(1.48)%	6.71%
Class A After Taxes on Distributions and Sale of Shares[3]	(29.18)%	(4.60)%	(0.12)%	7.07%
Class C Before Taxes[4]	(42.80)%	(5.44)%	0.17%	7.97%
Class I Before Taxes	(41.54)%	(4.47)%	1.21%	9.11%
Class R Before Taxes[4]	(41.86)%	(4.95)%	0.68%	8.51%
Class S Before Taxes[5]	(41.59)%	(4.47)%	1.21%	9.11%
Russell Midcap® Growth Index	(44.32)%	(2.33)%	(0.19)%	7.82%

1

The performance for the period from June 1, 1994 to April 19, 2004 reflects the performance of the Mid Cap Equity Fund, the predecessor to RBC Mid Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

2	The inception date (commencement of operations) of the Fund is December 31, 1990.

3	The performance for Class A shares reflects a maximum sales charge of 5.75%.

4

The inception date for Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class C shares).

5

The inception date for Class S shares of the Fund is April 19, 2004. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class S shares.

RBC Enterprise Fund

Investment Objective. Long-term growth of capital.

Principal Investment Strategies. The Fund normally invests in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at the time of initial purchase are at or below the highest capitalization represented in the Russell 2000® Index. As of May 31, 2009, the highest capitalization represented in the Russell 2000® Index was $1.68 billion. The Fund’s securities portfolio will primarily consist of small capitalization companies whose market capitalizations at the time of the Fund’s initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000® Index, defined for this purpose as “micro-cap” securities.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies’ fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

•	price relative to earnings

•	price relative to sales

•	price relative to assets as measured by book value

•	price relative to cash flow

The Fund normally invests for the long term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

A full discussion of all permissible investments can be found in the Equity Funds’ SAI.

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are discussed below.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

IPO Risk. Although the Fund generally does not invest in initial public offerings (“IPOs”), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

Market Risk. One or more markets in which the Fund invests may go down in value and the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market.

Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the RBC Enterprise Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The Russell 2000® Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership, and represents approximately 8% of the total market capitalization of the Russell 3000® Index. The index does not reflect deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the returns of Class S shares shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The returns in the bar chart and performance table assume reinvestment of dividends and distributions.

Performance Bar Chart
 RBC Enterprise Fund – Class S1
Calendar Year Total Returns2
(Results in the bar chart do not reflect taxes.)

[1] The performance for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

[2] The year to date total return as of September 30, 2009 was 23.72%.

During the periods shown in the chart for the RBC Enterprise Fund:

	Quarter	Year	Returns
Best quarter:	Q2	1999	18.90%
Worst quarter:	Q4	2008	(26.13)%

Performance Table

Unlike the bar chart above, the investment results in the table below show returns after taxes and assume maximum sales charges, based on rules mandated by the SEC. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the periods ended December 31, 2008)[1]

	Past Year	Past 5 Years	Past 10 Years	Since Inception[2]
Class S Before Taxes	(38.03)%	(3.52)%	5.09%	9.70%
Class S After Taxes on Distributions	(39.27)%	(5.12)%	3.78%	7.29%
Class S After Taxes on Distributions and Sale of Shares	(23.23)%	(2.58)%	4.44%	7.52%
Class A Before Taxes[3]	(41.70)%	(4.89)%	4.21%	9.17%
Class C Before Taxes[3]	(39.17)%	(4.49)%	4.04%	8.61%
Class I Before Taxes[4]	(38.02)%	(3.51)%	5.09%	9.71%
Class R Before Taxes[3]	(38.30)%	(4.00)%	4.57%	9.16%
Russell 2000® Index[5]	(33.79)%	(0.93)%	3.02%	7.76%

1

The performance for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

2	The inception date (commencement of operations) of the Fund is December 2, 1983.

3

The inception date for Class A, C and R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class C shares). The performance for Class A shares reflects a maximum sales charge of 5.75%.

4

The inception date for Class I shares of the Fund is September 30, 2004. All performance shown for such class of shares prior to its inception date is based on the performance of Class S shares of the Fund, adjusted to reflect the fees and expenses of Class I shares, as applicable.

5	The performance of this index since inception of the Fund is calculated from November 30, 1983.

RBC Small Cap Core Fund

Investment Objective. Long-term growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this 80% policy. The Fund currently considers “small companies” to be those within the market capitalization range of the Russell 2000® Index at the time of initial purchase by the Fund. As of May 31, 2009, the market capitalization range of the Russell 2000® Index was $78 million to $1.68 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies’ fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

•	price relative to earnings

•	price relative to sales

•	price relative to assets as measured by book value

•	price relative to cash flow

The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

A full discussion of all permissible investments can be found in the Equity Funds’ SAI.

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are discussed below.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

IPO Risk. Although the Fund generally does not invest in initial public offerings (“IPOs”), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the

Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

Market Risk. One or more markets in which the Fund invests may go down in value and the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market.

Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the RBC Small Cap Core Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The Russell 2000® Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership, and represents approximately 8% of the total market capitalization of the Russell 3000® Index. The index reflects no deduction for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the returns of Class S shares shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The returns in the bar chart and performance table assume reinvestment of dividends and distributions.

Performance Bar Chart
RBC Small Cap Core Fund – Class S1
Calendar Year Total Returns2
(Results in the bar chart do not reflect taxes.)

[1] The performance for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

[2] The year to date total return as of September 30, 2009 was 26.18%.

During the periods shown in the chart for the RBC Small Cap Core Fund:

	Quarter	Year	Returns
Best quarter:	Q2	2003	18.64%
Worst quarter:	Q4	2008	(26.15)%

Performance Table

Unlike the bar chart above, the investment results in the table below show returns after taxes and assume maximum sales charges, based on rules mandated by the SEC. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the periods ended December 31, 2008)[1]

	Past Year	Past 5 Years	Past 10 Years	Since Inception[2]
Class S Before Taxes	(32.47)%	(1.74)%	4.20%	8.34%
Class S After Taxes on Distributions	(33.85)%	(3.78)%	2.66%	6.85%
Class S After Taxes on Distributions and Sale of Shares	(19.45)%	(1.10)%	3.66%	7.21%
Class A Before Taxes[3]	(36.54)%	(3.19)%	3.30%	7.69%
Class C Before Taxes[3]	(33.75)%	(2.71)%	3.17%	7.27%
Class R Before Taxes[3]	(32.85)%	(2.24)%	3.68%	7.80%
Russell 2000® Index[4]	(33.79)%	(0.93)%	3.02%	7.75%

1

The performance for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

2	The inception date (commencement of operations) of the Fund is August 5, 1991.

3

The inception date for Class A, Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C shares). The performance for Class A shares reflects a maximum sales charge of 5.75%.

4	The performance of this index since inception of the Fund is calculated from July 31, 1991.

RBC Microcap Value Fund

Investment Objective. Long-term growth of capital.

Principal Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% policy. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (“upper limit”). At the close of business on November 6, 2009, this “upper limit” was approximately $397.58 million. The “upper limit” is updated annually. The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

Stocks may be purchased for the Fund’s portfolio if they meet the “microcap stock” and “value stock” criteria described above, are issued by companies which have reported net income for the twelve month period prior to purchase of the stock, and have a low price to book valuation. Low liquidity may eliminate a stock which otherwise meets market capitalization and value criteria or may result in the stock being assigned a lower portfolio weighting. There will be a portfolio review, which may result in a readjustment of holdings, at least once per year. Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.

A full discussion of all permissible investments can be found in the Equity Funds’ SAI.

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are discussed below.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Market Risk. One or more markets in which the Fund invests may go down in value and the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market.

Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the RBC Microcap Value Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index reflects no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the returns of Class S shares shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The returns in the bar chart and performance table assume reinvestment of dividends and distributions.

Performance Bar Chart
RBC Microcap Value Fund – Class S1
Calendar Year Total Returns2
(Results in the bar chart do not reflect taxes.)

[1] The performance for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

[2] The year to date total return as of September 30, 2009 was 26.10%.

During the periods shown in the chart for the RBC Microcap Value Fund:

	Quarter	Year	Returns
Best quarter:	Q2	2003	25.52%
Worst quarter:	Q4	2008	(29.79)%

Performance Table

Unlike the bar chart above, the investment results in the table below show returns after taxes and assume maximum sales charges, based on rules mandated by the SEC. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after tax-returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the periods ended December 31, 2008)[1]

	Past Year	Past 5 Years	Past 10 Years	Since Inception[2]
Class S Before Taxes	(39.36)%	(2.31)%	5.31%	7.43%
Class S After Taxes on Distributions	(40.23)%	(3.43)%	4.14%	5.72%
Class S After Taxes on Distributions and Sale of Shares	(24.52)%	(1.61)%	4.54%	5.86%
Class A Before Taxes[3]	(42.99)%	(3.69)%	4.43%	6.86%
Class C Before Taxes[3]	(40.55)%	(3.28)%	4.26%	6.36%
Class R Before Taxes[3]	(39.71)%	(2.81)%	4.78%	6.89%
Russell 2000® Value Index[4]	(28.92)%	0.27%	6.11%	8.91%

1

The performance for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

2	The inception date (commencement of operations) of the Fund is September 10, 1987.

3

The inception date for Class A, Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C shares). The performance for Class A shares reflects a maximum sales charge of 5.75%.

4	The performance of this index since inception of the Fund is calculated from August 31, 1987.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Equity Funds. The term “offering price” includes the front-end sales load.

RBC Mid Cap Growth Fund

	Class A	Class C	Class I	Class R	Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]	1.00%[3]	None	None	None
Redemption Fee[4]	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees[5]	0.25%	1.00%	None	0.50%	None
Other Expenses[6]	0.68%	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.63%	2.38%	1.38%	1.88%	1.38%
Fee Waiver/Expense Reimbursement[7]	(0.28)%	(0.28)%	(0.28)%	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	1.35%	2.10%	1.10%	1.60%	1.10%

RBC Enterprise Fund

	Class A	Class C	Class I	Class R	Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]	1.00%[3]	None	None	None
Redemption Fee[4]	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.02%	1.02%	1.02%	1.02%	1.02%
Distribution and Service (12b-1) Fees[5]	0.25%	1.00%	None	0.50%	None
Other Expenses[6]	0.48%	0.48%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%	2.00%	1.50%
Fee Waiver/Expense Reimbursement[7]	(0.42)%	(0.42)%	(0.42)%	(0.42)%	(0.42)%
Net Annual Fund Operating Expenses	1.33%	2.08%	1.08%	1.58%	1.08%

RBC Small Cap Core Fund

	Class A	Class C	Class R	Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]	1.00%[3]	None	None
Redemption Fee[4]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.34%	1.34%	1.34%	1.34%
Distribution and Service (12b-1) Fees[5]	0.25%	1.00%	0.50%	None
Other Expenses[6]	0.82%	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses	2.41%	3.16%	2.66%	2.16%
Fee Waiver/Expense Reimbursement[7]	(0.86)%	(0.86)%	(0.86)%	(0.86)%
Net Annual Fund Operating Expenses	1.55%	2.30%	1.80%	1.30%

RBC Microcap Value Fund

	Class A	Class C	Class R	Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]	1.00%[3]	None	None
Redemption Fee[4]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees[5]	0.25%	1.00%	0.50%	None
Other Expenses	0.47%	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.63%	2.38%	1.88%	1.38%
Fee Waiver/Expense Reimbursement[7]	(0.30)%	(0.30)%	(0.30)%	(0.30)%
Net Annual Fund Operating Expenses	1.33%	2.08%	1.58%	1.08%

1

Sales charges decline for purchases of $25,000 or more. See “Distribution Arrangements/Sales Charges — Front-End Sales Charges,” below. This sales charge will be waived for (i) accounts invested through wrap programs in which the RBC Funds participate and (ii) accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization.

2

A 1.00% contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no initial sales charge was paid. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges,” below.

3	A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges,” below.

4

A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed in certain situations. See “Shareholder Information/Market Timing and Excessive Trading — Redemption Fee,” below. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Keogh plans. A $10 fee is imposed on wire redemptions.

5

Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by FINRA. Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Funds’ Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

6	Other expenses include indirect fees and expenses of acquired funds less than 0.01%.

7
The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the “Total Annual Fund Operating Expenses” of all Equity Funds (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or non-routine expenses such as litigation) to the levels listed above under Net Annual Fund Operating Expenses (or in the case of the RBC Microcap Value Fund to 1.32%, 2.07%, 1.57% and 1.07% of Net Annual Fund Operating Expenses for Class A, C, R and S, respectively). This expense limitation agreement is in place until January 31, 2011. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a fee waiver or expense payment is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Advisor may voluntarily waive and/or pay additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice. See further information under “Investment Advisor.”

Example: These Examples are intended to help you compare the cost of investing in the Equity Funds with the cost of investing in other mutual funds. The Examples assume:

•	a $10,000 investment

•	5% annual return and reinvestment of dividends and distributions

•	redemption at the end of each period

•	the Fund’s operating expenses remain the same (the first year assumes the expense limitation percentage)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

RBC Mid Cap Growth Fund

	Class A	Class C	Class I	Class R	Class S
One Year After Purchase	$705	$313	$112	$163	$112
Three Years After Purchase	$1,083	$716	$409	$564	$409
Five Years After Purchase	$1,486	$1,245	$729	$990	$729
Ten Years After Purchase	$2,609	$2,695	$1,633	$2,178	$1,633

RBC Enterprise Fund

	Class A	Class C	Class I	Class R	Class S
One Year After Purchase	$703	$311	$110	$161	$110
Three Years After Purchase	$1,105	$739	$433	$587	$433
Five Years After Purchase	$1,532	$1,293	$779	$1,039	$779
Ten Years After Purchase	$2,718	$2,804	$1,755	$2,294	$1,755

RBC Small Cap Core Fund

	Class A	Class C	Class R	Class S
One Year After Purchase	$724	$333	$183	$132
Three Years After Purchase	$1,255	$894	$745	$593
Five Years After Purchase	$1,811	$1,580	$1,333	$1,081
Ten Years After Purchase	$3,319	$3,407	$2,930	$2,425

RBC Microcap Value Fund

	Class A	Class C	Class R	Class S
One Year After Purchase	$703	$311	$161	$110
Three Years After Purchase	$1,082	$714	$562	$407
Five Years After Purchase	$1,485	$1,243	$988	$727
Ten Years After Purchase	$2,607	$2,693	$2,177	$1,631

You would pay the following expenses if you did not redeem your shares at end of period*:

	RBC Mid Cap Growth Fund Class C	RBC Enterprise Fund Class C	RBC Small Cap Core Fund Class C	RBC Microcap Value Fund Class C
One Year After Purchase	$213	$211	$233	$211
Three Years After Purchase	$716	$739	$894	$714
Five Years After Purchase	$1,245	$1,293	$1,580	$1,243
Ten Years After Purchase	$2,695	$2,804	$3,407	$2,693

*Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1 million or more), Class R, Class I and Class S shares do not change, whether or not you sell your shares.

Additional Information

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

Risk Profile of Mutual Funds

Overview of Principal Risks of the Funds

	Market Risk	Active Management Risk	Foreign Investment Risk	Mid-Sized Company Risk	Small Company Risk	IPO Risk
RBC Mid Cap Growth Fund	X	X	X	X
RBC Enterprise Fund	X	X			X	X
RBC Small Cap Core Fund	X	X			X	X
RBC Microcap Value Fund	X	X			X

More information on these and other risks can be found in the “Principal Risks” sections under each Fund summary in this prospectus and in the Equity Funds’ SAI.

Fund Management

Investment Advisor

The Funds are advised by the Advisor, which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009. The Advisor is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 18 million personal, business and public sector customers in North America and 53 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. The Advisor’s charter is to provide fixed income, equity, and balanced portfolio management services to institutional and individual investors. As of September 30, 2009, the Advisor’s investment team managed approximately $40.4 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ended September 30, 2009 as follows:

RBC Mid Cap Growth Fund	0.70%[1]
RBC Enterprise Fund	1.02%[1,2]
RBC Small Cap Core Fund	1.34%[1,2]
RBC Microcap Value Fund	0.90%[1]

1

The Advisor has contractually agreed to waive or limit fees through January 31, 2011, in order to maintain net annual fund operating expenses of the Funds as set forth under “Fees and Expenses.” The waiver and limitation excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying each Fund’s shares for sale in any jurisdiction, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto), fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company and indemnification and other expenses not incurred in the ordinary course of each Fund’s business.

2

Pursuant to the Investment Advisory Agreements, RBC Enterprise Fund and RBC Small Cap Core Fund each pay a contractual fee as follows: 1.40% of each Fund’s average net assets of $30 million or less and 0.90% of net assets over $30 million.

Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreements with the Advisor is provided in the Funds’ Annual Report for the fiscal year ended September 30, 2009.

The Advisor provides certain administrative services to the Funds.

Portfolio Managers

The Advisor is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC Mid Cap Growth Fund:
Kenneth A. Tyszko	Vice President, Senior Portfolio Manager	Lead since 10/2009	25 years	BS University of Illinois. Certified Public Accountant, CFA charterholder	Vice President, Senior Portfolio Manager at the Advisor since 2001.

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC Enterprise Fund: Team Managed with Lead
Lance James	Managing Director, Senior Portfolio Manager	Lead since 1/1999	29 years	MBA Finance Wharton School of Business-University of Pennsylvania, AB Economics - Princeton University	Managing Director, Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986–2006.

George Prince	Portfolio Manager	Co-Manager since 1/2007	12 years	BA Yale University	Portfolio Manager, Senior Equity Analyst at the Advisor since 2006. Senior Equity Analyst, Eagle Asset Management, 2004–2006. Analyst, Babson Capital Management, 2002–2004.

RBC Small Cap Core Fund:
Lance James	Managing Director, Senior Portfolio Manager	Lead since 1991	29 years	MBA Finance Wharton School of Business - University of Pennsylvania, AB Economics - Princeton University	Managing Director, Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986–2006.

RBC Microcap Value Fund: Quantitative Strategy
Lance James	Managing Director, Senior Portfolio Manager	Lead since 10/2009, Team PM since 1/2009	29 years	MBA Finance Wharton School of Business - University of Pennsylvania, AB Economics - Princeton University	Managing Director, Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986–2006.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Equity Funds’ SAI.

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated

The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find many Funds’ NAV daily in The Wall Street Journal and in other newspapers or they are available at www.rbcgam.us or by calling 1-800-422-2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open. The Funds do not calculate NAV on days when the NYSE is closed.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase, redemption, and exchange requests.

Since the RBC Mid Cap Growth Fund owns securities that are primarily listed on foreign exchanges which may trade on days when such Fund does not price its shares, the net asset value of the RBC Mid Cap Growth Fund may change on days when shareholders will not be able to purchase or redeem shares.

Valuation of Portfolio Securities

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Funds’ securities, other than short-term debt obligations, are generally valued at current market prices. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. Debt obligations with remaining maturities of 60 days or less from date of purchase are valued at amortized cost. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, Board approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the NYSE, when a Fund’s NAV is typically calculated.

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through the Funds’ Distributor or through investment representatives at banks, brokers and other financial intermediaries, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

Minimum Initial Investment

Account Type	Amount
Regular	$1,000
IRA and Uniform Transfer/Gifts to Minors Accounts	$250
By exchange[2] from another RBC Fund into a regular account	$1,000
By exchange[2] from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$100
Class I: Regular – Institutions or Individuals	$250,000
Class I: Through qualified retirement benefit plans	$0

Minimum Additional Investment

Investment Type	Amount
By telephone or mail	$100
By wire	$1,000
By Internet (see instructions for purchasing and adding to your shares)	$100
By exchange[2] from another RBC Fund into a regular account	$1,000
By exchange[2] from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50

1

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, Boston Financial Data Services, Inc. (“BFDS”). These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

2	The Funds listed in this prospectus and the Prime Money Market Fund are eligible for exchanges.

Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Third-party checks, starter checks and credit card convenience checks are not accepted.

A Fund may waive its minimum purchase requirement. A Fund, the Distributor, or their agent may reject a purchase order in its sole discretion if the order is not accompanied by proper payment or it considers the rejection of the order to be in the best interests of the Fund and its shareholders.

Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the RBC Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds’ representative may request personal identification and may tape record the call.

Class A and Class C Eligibility. Class A and Class C shares are available to investors who meet the minimum initial investment requirements. Class C shares are no longer offered to new employer-sponsored retirement plans.

Class I Eligibility. Class I shares are available in the RBC Mid Cap Growth Fund and RBC Enterprise Fund and are offered to institutions or individuals with a $250,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans.

Class R Eligibility. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class S Eligibility. Class S shares are available to investors purchasing shares directly through the Fund or its transfer agent, BFDS.

IRA and Keogh Account Maintenance Fees. A $10 annual maintenance fee ($15 fee as of January 1, 2010) is charged on all IRA accounts. Multiple IRA accounts associated with a single social security number are charged only one $10 fee ($15 fee as of January 1, 2010). A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single social security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the RBC Funds may only be offered in the United States to United States citizens and United States resident aliens having a social security number or individual tax identification number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ privacy policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject and return your application or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All Correspondence RBC Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail RBC Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Funds’ website, www.rbcgam.us, and follow the instructions provided for the purchase of Class S shares. This option is available only for Class S shares.

By Wire	UMB Bank, n.a.

Call 1-800-422-2766 to obtain an account number, instructions for sending your account application to the Funds, and instructions for your bank to wire your investment. After confirming that the Funds have received your application, contact your bank to wire your investment (you must include the Funds’ banking instructions and your account number).

Kansas City, Missouri ABA #101000695
For ______ Fund AC = 9870326213
Please provide: Your account number and account name

By Exchange from Another RBC Fund	1-800-422-2766 or www.rbcgam.us (Class S exchanges only)

If you already have an account with us and your account is authorized for telephone exchanges (or on-line exchanges for Class S shares), you may open an account in an eligible RBC Fund by exchanging shares from another RBC Fund. The eligible Funds are the Funds listed in this prospectus and the Prime Money Market Fund. The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Questions?
Call 1-800-422-2766 or your
investment representative.

Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766

You may make additional investments ($100 minimum) by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account (requires banking information to be on file) the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Subsequent Purchases — Regular Mail RBC Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail RBC Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105

1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:

• Account name and account number

• Fund name

• Share class

2. Make check, bank draft or money order payable to “RBC Funds” and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.

3. Mail or courier stub and payment to the applicable address above.

By Wire	UMB Bank, n.a.

Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to UMB Bank.

Kansas City, Missouri
ABA #101000695
For ______ Fund
AC = 9870326213

Please provide: Your account number and account name

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

By Internet	For the purchase of Class S shares only, you may visit the Funds’ website, www.rbcgam.us, and follow the instructions provided. There is a $100 minimum for additional investments through the website.

Automatic Monthly Investment

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via automated clearing house (“ACH”). An initial investment of at least $100 per Fund is also required.

Questions?
Call 1-800-422-2766 or your
investment representative.

You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an ACH whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required. Automatic monthly investments are not available for Class I shares.

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible RBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

Dividends and Distributions

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Selling Your Shares

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

You may withdraw from your account at any time in the following amounts:

	•	any amount up to $50,000 for redemptions requested by mail without a Medallion signature guarantee*

	•	any amount for redemptions requested by mail with a Medallion signature guarantee

	•	any amount up to $50,000 for Fund website redemptions (Class S shares only)

	•	$1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

	•	$50 or more for redemptions by a systematic redemption plan (there may be a fee) (this option is not available for Class I shares)

	•	$1,000 or more for exchanges to another eligible RBC Fund (this option is not available for Class I shares)

	•	$100 or more for redemptions by automatic monthly exchange to another eligible RBC Fund

	•	$100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

	•	up to $50,000 by telephone (for authorized accounts)

*

A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

A Medallion signature guarantee is required when sending proceeds from your account to another person or entity. Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to “Additional Policies on Selling Shares (Redemptions),” below.

Shares redeemed within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so redeemed. (See “Market Timing and Excessive Trading — Redemption Fee,” below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766

You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail RBC Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail RBC Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105

1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

2. Mail or courier the letter to the applicable address above.

By Wire

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

By Internet

Visit the Funds’ website, www.rbcgam.us, and follow the instructions provided. Provided you have previously registered, you may withdraw up to $50,000 through the website.

This option is only available to Class S shareholders.

Systematic Redemption Plan

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply. Systematic Redemption Plans are not available for Class I shares.

Questions?
Call 1-800-422-2766 or your
investment representative.

Additional Policies on Selling Shares (Redemptions)

The Funds attempt to send redemption proceeds as soon as practical. The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, the Funds will delay sending your proceeds until payment may be confirmed, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Medallion Signature Guarantees – Financial Transactions

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;

•	A redemption check mailed to an account address that has been changed within the last 30 days; or

•	A redemption for $50,000 or more in writing.

Signature Validation Program – Non Financial Transactions

You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Fund requires a Signature Validation Program Stamp if you request:

•	A change in account registration or redemption instructions;

•	Maintenance changes of name, address or banking instructions;

•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;

•	Adding Systematic Purchase Plan;

•	Adding banking instructions;

•	Name change;

•	Trustee change; or

•	UTMA/UGMA custodian change.

Redemption Fee

A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee,” below.

Redemption in Kind

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts and $250,000 for Class I accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between eligible RBC Funds. The eligible RBC Funds are the Funds in this prospectus and the Prime Money Market Fund. With the exception of exchanges to or from the Prime Money Market Fund, the share class must be the same in the two RBC Funds involved in the exchange (i.e. Class I shares to Class I shares).

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 219757	c/o BFDS
	Kansas City, MO 64121-9757	330 W. 9th St.
Kansas City, MO 64105

1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

By Internet	Visit the Funds’ website, www.rbcgam.us, and follow the instructions provided.

All Class S account owners are automatically granted Internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the RBC Funds.

This option is only available to Class S shareholders.

Monthly Exchanges

You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions?
Call 1-800-422-2766 or your investment representative.

Additional Policies on Exchanges

Shares exchanged within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so exchanged. The Funds also reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)

With the exception of exchanges to or from the Prime Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two Funds involved in the exchange. With the exception of exchanges to Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to Prime Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts

•	TOD Accounts

•	Accounts for corporations, partnerships and retirement plans

•	Coverdell Education Savings Accounts

•	Traditional IRA accounts

•	Roth IRA accounts

•	Simplified Employee Pensions (“SEPs”)

Telephone/Internet Services

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. Holders of Class S shares may also access the Funds’ website, www.rbcgam.us. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund website instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Mailings

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Redemption Fee. A 2.00% fee is imposed on redemptions or exchanges of shares of the RBC Funds (other than the Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed in certain situations, such as: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans), (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program, (4) redemptions following the death or disability of a shareholder (of which the Fund has been notified), or (5) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program and not at the direction of the investment advisor’s client. Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The RBC Funds’ policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, each Fund’s complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information.

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. Class I and S shares of the Funds have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A, C and R shares.

	Class A	Class C	Class I	Class R	Class S
Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No front-end sales charge; CDSC of 1.00% for redemptions within 12 months of purchase.	No sales charge.	No sales charge.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%*	1.00%	None	0.50%	None
Fund Expenses	Lower annual expenses than Class C and Class R shares.	Higher annual expenses than Class A and R shares.	Lower annual expenses than Class A, C, and R shares.	Lower annual expenses than Class C shares.	Lower annual expenses than Class A, C, and R shares.

*

Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.

Front-End Sales Charges

Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below). This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) in accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization, (iii) through “one-stop” mutual fund networks, (iv) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (v) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of a Fund’s shares.

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases Up To:	Offering Price	Net Amount Invested
Less than $25,000	5.75%	6.10%	5.00%
$25,000 — $49,999.99	5.00%	5.26%	4.25%
$50,000 — $99,999.99	4.50%	4.71%	3.75%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%*	1.00%

*	A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares in order to qualify for a reduced sales charge (load). This does not include accounts in the Access Capital Community Investment Fund and the Money Market Funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

•	Single-participant retirement plan accounts owned by you or your immediate family

•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent. You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all RBC Funds Class A shares purchased through a single account (excluding the Access Capital Community Investment Fund and the Money Market Funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the RBC Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

Rights of Accumulation. You may also take into account the current value of your existing holdings in Class A shares of the RBC Funds (excluding Access Capital Community Investment Fund and the Money Market Funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the RBC Funds website, www.rbcgam.us, or from your financial advisor.

Contingent Deferred Sales Charges

For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges (Class A and Class C)

The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

•	Tax-free returns of excess contributions to IRAs.

•

Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

•	Redemptions through a systematic withdrawal plan.

•	Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2.

Distribution and Service (12b-1) Fees

Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 fees vary by share class as follows:

•

Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Under the 12b-1 Plan, Class A is authorized to pay directly or reimburse the Distributor in connection with distribution and marketing Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for 12b-1 fees for Class A shares.

•	Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. Up to 0.25% of this fee may be used for shareholder servicing.

•	Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. Up to 0.25% of this fee may be used for shareholder servicing.

Additional Payments. The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund’s income, less expenses, is paid out in the form of dividends to its shareholders. Income dividends and net capital gains, if any, of each Fund are declared and distributed at least annually.

Annual Statements. Each year, your Fund will notify you of the tax status of dividends and other distributions. Your Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, your Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, your Fund will send you a corrected Form 1099-DIV to reflect reclassified information. A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Avoid “Buying a Dividend.” If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. Dividends paid out of a Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of net long-term capital gains, if any, earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares. Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by you and the Fund. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. The favorable tax treatment of qualified dividend income is currently scheduled to expire with respect to taxable years of a Fund beginning after December 31, 2010. If a portion of the Fund’s income consists of dividends paid by U.S. corporations and you are a corporate shareholder, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in any Fund based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.

Other. Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

Organizational Structure

RBC Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Funds were reorganized as series of RBC Funds Trust effective April 16, 2004.

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance for the past five years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available at www.rbcgam.us or by calling 1-800-422-2766.

RBC Mid Cap Growth Fund

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions
Class A
Year Ended September 30, 2009	$10.18	(0.04	)(a)	(1.17)	(b	)	(1.21)	(0.08)	(0.08)
Year Ended September 30, 2008	13.90	(0.09	)(a)	(2.52)	(b	)	(2.61)	(1.11)	(1.11)
Year Ended September 30, 2007	12.47	(0.10	)(a)	1.88	(b	)	1.78	(0.35)	(0.35)
Year Ended September 30, 2006	11.71	(0.08	)(a)	1.07	(b	)	0.99	(0.23)	(0.23)
Year Ended September 30, 2005	11.57	(0.14)		1.86	(b	)	1.72	(1.58)	(1.58)

Class I
Year Ended September 30, 2009	$10.58	(0.02	)(a)	(1.21)	(b	)	(1.23)	(0.08)	(0.08)
Year Ended September 30, 2008	14.36	(0.06	)(a)	(2.61)	(b	)	(2.67)	(1.11)	(1.11)
Year Ended September 30, 2007	12.85	(0.07	)(a)	1.93	(b	)	1.86	(0.35)	(0.35)
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.10	(b	)	1.05	(0.23)	(0.23)
Year Ended September 30, 2005	11.81	(0.04)		1.84	(b	)	1.80	(1.58)	(1.58)

Class C
Year Ended September 30, 2009	$9.81	(0.09	)(a)	(1.14)	(b	)	(1.23)	(0.08)	(0.08)
Year Ended September 30, 2008	13.53	(0.18	)(a)	(2.43)	(b	)	(2.61)	(1.11)	(1.11)
Year Ended September 30, 2007	12.24	(0.19	)(a)	1.83	(b	)	1.64	(0.35)	(0.35)
Year Ended September 30, 2006	11.59	(0.17	)(a)	1.05	(b	)	0.88	(0.23)	(0.23)
Year Ended September 30, 2005	11.53	(0.11)		1.75	(b	)	1.64	(1.58)	(1.58)

Class R
Year Ended September 30, 2009	$10.05	(0.06	)(a)	(1.15)	(b	)	(1.21)	(0.08)	(0.08)
Year Ended September 30, 2008	13.77	(0.12	)(a)	(2.49)	(b	)	(2.61)	(1.11)	(1.11)
Year Ended September 30, 2007	12.39	(0.13	)(a)	1.86	(b	)	1.73	(0.35)	(0.35)
Year Ended September 30, 2006	11.67	(0.12	)(a)	1.07	(b	)	0.95	(0.23)	(0.23)
Year Ended September 30, 2005	11.55	(0.30)		2.00	(b	)	1.70	(1.58)	(1.58)

Class S
Year Ended September 30, 2009	$10.59	(0.02	)(a)	(1.21)	(b	)	(1.23)	(0.08)	(0.08)
Year Ended September 30, 2008	14.38	(0.06	)(a)	(2.62)	(b	)	(2.68)	(1.11)	(1.11)
Year Ended September 30, 2007	12.86	(0.07	)(a)	1.94	(b	)	1.87	(0.35)	(0.35)
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.11	(b	)	1.06	(0.23)	(0.23)
Year Ended September 30, 2005	11.81	(0.02)		1.82	(b	)	1.80	(1.58)	(1.58)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A
Year Ended September 30, 2009	$8.89	(11.61%)	$19,421	1.35%	(0.47%)	1.88%	62%
Year Ended September 30, 2008	10.18	(20.14%)	25,483	1.32%	(0.74%)	1.68%	46%
Year Ended September 30, 2007	13.90	14.52%	33,887	1.35%	(0.78%)	1.72%	31%
Year Ended September 30, 2006	12.47	8.52%	43,803	1.35%	(0.66%)	1.73%	23%
Year Ended September 30, 2005	11.71	15.62%	45,359	1.32%	(0.80%)	1.75%	22%

Class I
Year Ended September 30, 2009	$9.27	(11.36%)	$40,098	1.10%	(0.21%)	1.38%	62%
Year Ended September 30, 2008	10.58	(19.95%)	60,998	1.07%	(0.48%)	1.19%	46%
Year Ended September 30, 2007	14.36	14.89%	75,721	1.10%	(0.53%)	1.21%	31%
Year Ended September 30, 2006	12.85	8.71%	72,866	1.10%	(0.41%)	1.23%	23%
Year Ended September 30, 2005	12.03	16.02%	62,652	1.07%	(0.54%)	1.25%	22%

Class C
Year Ended September 30, 2009	$8.50	(12.26%)	$98	2.10%	(1.21%)	2.38%	62%
Year Ended September 30, 2008	9.81	(20.72%)	129	2.07%	(1.52%)	2.16%	46%
Year Ended September 30, 2007	13.53	13.73%	1,265	2.10%	(1.52%)	2.23%	31%
Year Ended September 30, 2006	12.24	7.56%	2,054	2.10%	(1.40%)	2.22%	23%
Year Ended September 30, 2005	11.59	14.91%	370	2.09%	(1.53%)	2.28%	22%

Class R
Year Ended September 30, 2009	$8.76	(11.76%)	$20	1.59%	(0.73%)	1.86%	62%
Year Ended September 30, 2008	10.05	(20.34%)	9	1.57%	(0.99%)	1.69%	46%
Year Ended September 30, 2007	13.77	14.30%	12	1.60%	(1.03%)	1.70%	31%
Year Ended September 30, 2006	12.39	8.12%	10	1.60%	(0.95%)	1.73%	23%
Year Ended September 30, 2005	11.67	15.47%	32	1.57%	(1.04%)	1.76%	22%

Class S
Year Ended September 30, 2009	$9.28	(11.35%)	$1,501	1.10%	(0.22%)	1.38%	62%
Year Ended September 30, 2008	10.59	(19.94%)	1,495	1.06%	(0.49%)	1.18%	46%
Year Ended September 30, 2007	14.38	14.88%	1,878	1.10%	(0.53%)	1.21%	31%
Year Ended September 30, 2006	12.86	8.79%	1,870	1.10%	(0.41%)	1.23%	23%
Year Ended September 30, 2005	12.03	16.02%	1,515	1.08%	(0.52%)	1.27%	22%

*	Excludes sales charge.
**

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

RBC Enterprise Fund

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A
Year Ended September 30, 2009	$16.95	(0.02	)(a)	(1.98)	(b	)	(2.00)	—	(1.58)	(1.58)
Year Ended September 30, 2008	25.86	(0.08	)(a)	(5.31)	(b	)	(5.39)	(0.02)	(3.50)	(3.52)
Year Ended September 30, 2007	25.12	0.03	(a)	2.95	(b	)	2.98	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.46	(0.04	)(a)	1.80	(b	)	1.76	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.81	(0.06)		3.66	(b	)	3.60	—	(0.95)	(0.95)

Class I
Year Ended September 30, 2009	$17.13	0.01	(a)	(1.99)	(b	)	(1.98)	—	(1.58)	(1.58)
Year Ended September 30, 2008	26.10	(0.04	)(a)	(5.34)	(b	)	(5.38)	(0.09)	(3.50)	(3.59)
Year Ended September 30, 2007	25.31	0.09	(a)	2.96	(b	)	3.05	(0.02)	(2.24)	(2.26)
Year Ended September 30, 2006	26.57	0.02	(a)	1.82	(b	)	1.84	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.85	(0.02)		3.69	(b	)	3.67	—	(0.95)	(0.95)

Class C
Year Ended September 30, 2009	$16.25	(0.10	)(a)	(1.93)	(b	)	(2.03)	—	(1.58)	(1.58)
Year Ended September 30, 2008	25.09	(0.22	)(a)	(5.12)	(b	)	(5.34)	—	(3.50)	(3.50)
Year Ended September 30, 2007	24.62	(0.16	)(a)	2.87	(b	)	2.71	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.17	(0.21	)(a)	1.76	(b	)	1.55	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.74	(0.15)		3.53	(b	)	3.38	—	(0.95)	(0.95)

Class R
Year Ended September 30, 2009	$16.72	(0.06	)(a)	(1.95)	(b	)	(2.01)	—	(1.58)	(1.58)
Year Ended September 30, 2008	25.59	(0.13	)(a)	(5.24)	(b	)	(5.37)	—	(3.50)	(3.50)
Year Ended September 30, 2007	24.95	(0.04	)(a)	2.92	(b	)	2.88	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.35	(0.11	)(a)	1.81	(b	)	1.70	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.78	(0.12)		3.64	(b	)	3.52	—	(0.95)	(0.95)

Class S
Year Ended September 30, 2009	$17.12	0.01	(a)	(1.99)	(b	)	(1.98)	—	(1.58)	(1.58)
Year Ended September 30, 2008	26.09	(0.04	)(a)	(5.34)	(b	)	(5.38)	(0.09)	(3.50)	(3.59)
Year Ended September 30, 2007	25.30	0.09	(a)	2.96	(b	)	3.05	(0.02)	(2.24)	(2.26)
Year Ended September 30, 2006	26.56	0.02	(a)	1.82	(b	)	1.84	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.85	(0.02)		3.68	(b	)	3.66	—	(0.95)	(0.95)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A
Year Ended September 30, 2009	$13.37	(8.83%)	$3,320	1.33%	(0.15%)	2.01%	20%
Year Ended September 30, 2008	16.95	(23.07%)	6,398	1.33%	(0.43%)	1.80%	23%
Year Ended September 30, 2007	25.86	12.40%	18,933	1.33%	0.09%	1.80%	22%
Year Ended September 30, 2006	25.12	7.72%	17,586	1.33%	(0.17%)	1.77%	27%
Year Ended September 30, 2005	26.46	15.34%	12,856	1.33%	(0.29%)	1.88%	33%

Class I
Year Ended September 30, 2009	$13.57	(8.60%)	$25,543	1.08%	0.06%	1.50%	20%
Year Ended September 30, 2008	17.13	(22.82%)	29,388	1.08%	(0.19%)	1.31%	23%
Year Ended September 30, 2007	26.10	12.62%	43,096	1.08%	0.35%	1.30%	22%
Year Ended September 30, 2006	25.31	8.02%	34,478	1.08%	0.08%	1.27%	27%
Year Ended September 30, 2005	26.57	15.61%	29,554	1.08%	(0.08%)	1.36%	33%

Class C
Year Ended September 30, 2009	$12.64	(9.47%)	$778	2.08%	(0.92%)	2.50%	20%
Year Ended September 30, 2008	16.25	(23.61%)	1,269	2.08%	(1.19%)	2.30%	23%
Year Ended September 30, 2007	25.09	11.50%	2,356	2.08%	(0.66%)	2.30%	22%
Year Ended September 30, 2006	24.62	6.93%	2,366	2.08%	(0.86%)	2.26%	27%
Year Ended September 30, 2005	26.17	14.43%	801	2.08%	(1.01%)	2.39%	33%

Class R
Year Ended September 30, 2009	$13.13	(9.04%)	$42	1.57%	(0.51%)	1.98%	20%
Year Ended September 30, 2008	16.72	(23.23%)	41	1.57%	(0.70%)	1.81%	23%
Year Ended September 30, 2007	25.59	12.06%	53	1.58%	(0.18%)	1.80%	22%
Year Ended September 30, 2006	24.95	7.50%	52	1.58%	(0.44%)	1.77%	27%
Year Ended September 30, 2005	26.35	15.01%	59	1.58%	(0.54%)	1.88%	33%

Class S
Year Ended September 30, 2009	$13.56	(8.60%)	$117,009	1.08%	0.08%	1.51%	20%
Year Ended September 30, 2008	17.12	(22.83%)	160,478	1.08%	(0.19%)	1.31%	23%
Year Ended September 30, 2007	26.09	12.62%	281,867	1.08%	0.33%	1.30%	22%
Year Ended September 30, 2006	25.30	8.02%	304,960	1.08%	0.06%	1.27%	27%
Year Ended September 30, 2005	26.56	15.57%	327,641	1.08%	(0.08%)	1.36%	33%

*	Excludes sales charge.
**

During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

RBC Small Cap Core Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A
Year Ended September 30, 2009	$21.27	(0.03	)(a)	(2.17)	(b)	(2.20)	—	(2.03)	(2.03)
Year Ended September 30, 2008	31.72	(0.17	)(a)	(4.79)	(b)	(4.96)	—	(5.49)	(5.49)
Year Ended September 30, 2007	31.74	0.16	(a)	3.34	(b)	3.50	(0.11)	(3.41)	(3.52)
Year Ended September 30, 2006	32.96	(0.15	)(a)	4.03	(b)	3.88	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.59	(0.24)		3.10	(b)	2.86	—	(2.49)	(2.49)

Class C
Year Ended September 30, 2009	$20.47	(0.13	)(a)	(2.13)	(b)	(2.26)	—	(2.03)	(2.03)
Year Ended September 30, 2008	30.86	(0.34	)(a)	(4.56)	(b)	(4.90)	—	(5.49)	(5.49)
Year Ended September 30, 2007	31.08	(0.12	)(a)	3.31	(b)	3.19	—	(3.41)	(3.41)
Year Ended September 30, 2006	32.59	(0.38	)(a)	3.97	(b)	3.59	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.47	(0.24)		2.85	(b)	2.61	—	(2.49)	(2.49)

Class R
Year Ended September 30, 2009	$21.06	(0.08	)(a)	(2.14)	(b)	(2.22)	—	(2.03)	(2.03)
Year Ended September 30, 2008	31.44	(0.23	)(a)	(4.66)	(b)	(4.89)	—	(5.49)	(5.49)
Year Ended September 30, 2007	31.50	0.07	(a)	3.32	(b)	3.39	(0.04)	(3.41)	(3.45)
Year Ended September 30, 2006	32.81	(0.23	)(a)	4.02	(b)	3.79	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.54	(0.28)		3.04	(b)	2.76	—	(2.49)	(2.49)

Class S
Year Ended September 30, 2009	$21.55	0.01	(a)	(2.18)	(b)	(2.17)	—	(2.03)	(2.03)
Year Ended September 30, 2008	31.94	(0.11	)(a)	(4.75)	(b)	(4.86)	(0.04)	(5.49)	(5.53)
Year Ended September 30, 2007	31.95	0.23	(a)	3.36	(b)	3.59	(0.19)	(3.41)	(3.60)
Year Ended September 30, 2006	33.06	(0.07	)(a)	4.06	(b)	3.99	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.62	(0.19)		3.12	(b)	2.93	—	(2.49)	(2.49)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A
Year Ended September 30, 2009	$17.04	(7.07%)	$656	1.55%	(0.20%)	2.65%	47%
Year Ended September 30, 2008	21.27	(17.15%)	1,046	1.54%	(0.71%)	2.27%	47%
Year Ended September 30, 2007	31.72	11.86%	1,401	1.55%	0.49%	2.13%	44%
Year Ended September 30, 2006	31.74	13.85%	2,382	1.55%	(0.49%)	2.15%	35%
Year Ended September 30, 2005	32.96	8.67%	2,793	1.55%	(0.77%)	2.13%	33%

Class C
Year Ended September 30, 2009	$16.18	(7.70%)	$297	2.30%	(0.96%)	3.16%	47%
Year Ended September 30, 2008	20.47	(17.52%)	384	2.29%	(1.47%)	2.76%	47%
Year Ended September 30, 2007	30.86	11.01%	570	2.30%	(0.41%)	2.62%	44%
Year Ended September 30, 2006	31.08	13.01%	366	2.30%	(1.24%)	2.65%	35%
Year Ended September 30, 2005	32.59	7.89%	473	2.30%	(1.47%)	2.64%	33%

Class R
Year Ended September 30, 2009	$16.81	(7.25%)	$26	1.79%	(0.56%)	2.65%	47%
Year Ended September 30, 2008	21.06	(17.07%)	11	1.79%	(0.96%)	2.26%	47%
Year Ended September 30, 2007	31.44	11.52%	16	1.80%	0.21%	2.12%	44%
Year Ended September 30, 2006	31.50	13.61%	15	1.80%	(0.73%)	2.15%	35%
Year Ended September 30, 2005	32.81	8.36%	18	1.80%	(1.01%)	2.15%	33%

Class S
Year Ended September 30, 2009	$17.35	(6.81%)	$40,205	1.30%	0.04%	2.16%	47%
Year Ended September 30, 2008	21.55	(16.68%)	45,905	1.29%	(0.46%)	1.76%	47%
Year Ended September 30, 2007	31.94	12.10%	65,771	1.30%	0.70%	1.62%	44%
Year Ended September 30, 2006	31.95	14.18%	64,750	1.30%	(0.22%)	1.65%	35%
Year Ended September 30, 2005	33.06	8.89%	68,071	1.30%	(0.53%)	1.63%	33%

*	Excludes sales charge.
**

During the periods certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

RBC Microcap Value Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A
Year Ended September 30, 2009	$16.38	0.05	(a)	(2.30)	(b	)	(2.25)	(0.03)	(0.95)	(0.98)
Year Ended September 30, 2008	22.34	0.05	(a)	(4.49)	(b	)	(4.44)	(0.02)	(1.50)	(1.52)
Year Ended September 30, 2007	22.17	0.03	(a)	1.68	(b	)	1.71	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.52	0.00	(a)	2.53	(b	)	2.53	(0.04)	(1.84)	(1.88)
Year Ended September 30, 2005	18.83	0.07		3.57	(b	)	3.64	(0.15)	(0.80)	(0.95)

Class C
Year Ended September 30, 2009	$15.86	(0.03	)(a)	(2.24)	(b	)	(2.27)	—	(0.95)	(0.95)
Year Ended September 30, 2008	21.82	(0.08	)(a)	(4.38)	(b	)	(4.46)	—	(1.50)	(1.50)
Year Ended September 30, 2007	21.84	(0.13	)(a)	1.65	(b	)	1.52	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.33	(0.16	)(a)	2.51	(b	)	2.35	—	(1.84)	(1.84)
Year Ended September 30, 2005	18.77	(0.08)		3.54	(b	)	3.46	(0.10)	(0.80)	(0.90)

Class R
Year Ended September 30, 2009	$16.26	0.04	(a)	(2.30)	(b	)	(2.26)	(0.02)	(0.95)	(0.97)
Year Ended September 30, 2008	22.21	0.01	(a)	(4.46)	(b	)	(4.45)	—	(1.50)	(1.50)
Year Ended September 30, 2007	22.11	(0.02	)(a)	1.66	(b	)	1.64	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.47	(0.06	)(a)	2.54	(b	)	2.48	—	(1.84)	(1.84)
Year Ended September 30, 2005	18.81	(0.03)		3.60	(b	)	3.57	(0.11)	(0.80)	(0.91)

Class S
Year Ended September 30, 2009	$16.47	0.08	(a)	(2.32)	(b	)	(2.24)	(0.09)	(0.95)	(1.04)
Year Ended September 30, 2008	22.47	0.10	(a)	(4.52)	(b	)	(4.42)	(0.08)	(1.50)	(1.58)
Year Ended September 30, 2007	22.27	0.09	(a)	1.68	(b	)	1.77	(0.03)	(1.54)	(1.57)
Year Ended September 30, 2006	21.59	0.05	(a)	2.55	(b	)	2.60	(0.08)	(1.84)	(1.92)
Year Ended September 30, 2005	18.86	0.04		3.65	(b	)	3.69	(0.16)	(0.80)	(0.96)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A
Year Ended September 30, 2009	$13.15	(11.74%)	$8,358	1.32%	0.50%	1.87%	17%
Year Ended September 30, 2008	16.38	(20.74%)	19,641	1.31%	0.29%	1.74%	18%
Year Ended September 30, 2007	22.34	7.68%	43,004	1.32%	0.14%	1.78%	17%
Year Ended September 30, 2006	22.17	12.67%	29,186	1.33%	0.01%	1.74%	20%
Year Ended September 30, 2005	21.52	19.62%	10,328	1.33%	(0.04%)	1.73%	8%

Class C
Year Ended September 30, 2009	$12.64	(12.36%)	$1,124	2.07%	(0.25%)	2.37%	17%
Year Ended September 30, 2008	15.86	(21.34%)	1,723	2.06%	(0.45%)	2.23%	18%
Year Ended September 30, 2007	21.82	6.89%	3,981	2.07%	(0.60%)	2.28%	17%
Year Ended September 30, 2006	21.84	11.86%	2,073	2.08%	(0.73%)	2.25%	20%
Year Ended September 30, 2005	21.33	18.72%	506	2.08%	(0.77%)	2.22%	8%

Class R
Year Ended September 30, 2009	$13.03	(11.95%)	$87	1.56%	0.38%	1.88%	17%
Year Ended September 30, 2008	16.26	(20.93%)	578	1.57%	0.06%	1.77%	18%
Year Ended September 30, 2007	22.21	7.42%	532	1.57%	(0.08%)	1.78%	17%
Year Ended September 30, 2006	22.11	12.42%	164	1.59%	(0.27%)	1.73%	20%
Year Ended September 30, 2005	21.47	19.27%	143	1.57%	(0.27%)	1.72%	8%

Class S
Year Ended September 30, 2009	$13.19	(11.47%)	$162,465	1.07%	0.76%	1.37%	17%
Year Ended September 30, 2008	16.47	(20.53%)	261,041	1.07%	0.56%	1.26%	18%
Year Ended September 30, 2007	22.47	7.95%	318,947	1.07%	0.39%	1.27%	17%
Year Ended September 30, 2006	22.27	12.97%	261,594	1.09%	0.24%	1.23%	20%
Year Ended September 30, 2005	21.59	19.89%	232,912	1.07%	0.23%	1.22%	8%

*	Excludes sales charge.
**

During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the RBC Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:

• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

• Account History, including information about the transactions and balances in a customer’s accounts; and

• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:

• As Authorized — if you request or authorize the disclosure of the information.

• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:

• to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

• to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

• to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Equity Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:

RBC Funds
P.O. Box 219757
Kansas City, MO 64121-9757
Telephone: 1-800-422-2766

You may also visit the Funds’ website at www.rbcgam.us for a free copy of a Funds’ prospectus, SAI, annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

RBC Funds
c/o BFDS
P.O. Box 219757
Kansas City, MO 64121-9757	RBC EQ PROSP 11/09

RBC Money Market Funds
Prospectus

November 24, 2009

Prime Money Market Fund

U.S. Government Money Market Fund

Tax-Free Money Market Fund

RBC Institutional Class 1

RBC Institutional Class 2

RBC Select Class

RBC Reserve Class

RBC Investor Class

For More Information Call:

Institutional/Direct Investors: 800-422-2766
Retail RBC Wealth Management Investors: 866-763-3728
RBC Correspondent Services and RBC Advisor Services: 612-607-8903

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary and Fund Expenses

This prospectus describes the money market funds (the “Funds” or each a “Fund”) offered by the RBC Funds Trust (previously known as Tamarack Funds Trust). Carefully review this important section, which summarizes the Funds’ investments, risks, past performance, and fees.

	1-10	Investment Objectives, Principal Investment Strategies, Principal Risks and Performance Information
		• 1	Prime Money Market Fund
		• 4	U.S. Government Money Market Fund
		• 7	Tax-Free Money Market Fund
	11	Fees and Expenses

Fund Management
The Funds are managed by Voyageur Asset Management Inc. (the “Advisor”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009.	14	Investment Advisor

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	16	Pricing of Fund Shares
	18	Purchasing and Selling Your Shares
	25	Selling Shares - RBC Institutional Class 1 and RBC Institutional Class 2
	29	No Exchange Privilege RBC Institutional Class 1 and RBC Institutional Class 2 – Except RBC Institutional Class 1 of Prime Money Market Fund
	29	Exchanging Your Shares – RBC Institutional Class 1 of Prime Money Market Fund
	30	Exchanging Your Shares – RBC Select Class, RBC Reserve Class, RBC Investor Class
	30	Additional Shareholder Services
	30	Market Timing and Excessive Trading
	30	Disclosure of Portfolio Holdings
	31	Shareholder Servicing Fees – RBC Institutional Class 1
	31	Shareholder Account and Distribution Services (12b-1) Fees – RBC Institutional Class 2, RBC Select, RBC Reserve, and RBC Investor Class
	31	Dividends, Distributions and Taxes
	32	Organizational Structure

Financial Highlights
33

Privacy Policy
39

Back Cover
Where to Learn More About the Fund

Risk/Return Summary and Fund Expenses

Prime Money Market Fund

Investment Objective. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies. The Prime Money Market Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit, taxable municipal obligations, asset-backed securities and repurchase agreements. The Fund may invest a portion of its net assets in tax-exempt municipal obligations, including participation interests.

Money Market Fund. The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the RBC Funds’ Board of Trustees (“Board of Trustees”). These standards are in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), which imposes strict portfolio quality, maturity and diversification standards on money market funds.

Credit Quality. The Fund invests only in eligible securities as defined by Rule 2a-7. Eligible securities generally must have received one of the two highest short-term ratings from at least two rating organizations (such as Standard & Poor’s Corporation, Moody’s Investors Service, Inc. or Fitch Investors Service, Inc.) or by one if only one rating organization has rated the security. If unrated, a security must be determined by the Advisor to be of comparable quality.

Maturity. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments for the Fund can be found in the Money Market Funds’ Statement of Additional Information (“SAI”).

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Active Management Risk. The Fund is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Counterparty Risk. The Fund also is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws,

1

and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

Issuer/Credit Risk. Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time. With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government sponsored agencies or instrumentalities where it is not obligated to do so by law.

Liquidity Risk. Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Prime Money Market Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for several prior periods. Both the bar chart and performance table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

2

Performance Bar Chart
Prime Money Market Fund – RBC Institutional Class 1*
Calendar Year Total Returns**

* The performance reflects the performance of Great Hall® Prime Money Market Fund for periods prior to April 19, 2004 and Prime Money Market Fund from April 19, 2004 to November 21, 2008, each a predecessor to RBC Institutional Class 1 shares of Prime Money Market Fund.

** The year to date total return as of September 30, 2009 was 0.54%.

During the periods shown in the chart for the Prime Money Market Fund:

	Quarter	Year	Returns
Best quarter:	Q4	2000	1.52%
Worst quarter:	Q1	2004	0.10%

Performance Table

Average Annual Total Returns
(for the periods ended December 31, 2008)

	Past Year	Past 5 Years	Past 10 Years
RBC Institutional Class 1*	2.29%	2.89%	3.01%
RBC Institutional Class 2**	2.28%	2.89%	3.01%
RBC Select**	2.22%	2.88%	3.00%
RBC Reserve**	2.21%	2.87%	3.00%
RBC Investor**	2.19%	2.87%	3.00%

* The performance reflects the performance of Great Hall® Prime Money Market Fund for periods prior to April 19, 2004 and Prime Money Market Fund from April 19, 2004 to November 21, 2008, each a predecessor to RBC Institutional Class 1 shares of Prime Money Market Fund.

** The inception date for RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class is November 21, 2008. All performance shown for these classes of shares prior to their inception date is based on the performance, fees and expenses of RBC Institutional Class 1 shares of the Fund, and its predecessors, and has not been adjusted to reflect the fees and expenses of RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class shares.

3

U.S. Government Money Market Fund

Investment Objective. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies. The U.S. Government Money Market Fund invests only in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements secured by such obligations. In normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government securities and in repurchase agreements secured by them. However, the Advisor will attempt to keep substantially all of the Fund’s assets invested in these instruments. The Fund may also invest a portion of its net assets in tax exempt municipal obligations, including participation interests. The Fund will provide notice to shareholders at least 60 days prior to making a change to its 80% investment policy.

Money Market Fund. The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are in accordance with Rule 2a-7 under the 1940 Act, which imposes strict portfolio quality, maturity and diversification standards on money market funds.

Credit Quality. The Fund invests only in eligible securities as defined by Rule 2a-7. Eligible securities generally must have received one of the two highest short-term ratings from at least two rating organizations (such as Standard & Poor’s Corporation, Moody’s Investors Service, Inc. or Fitch Investors Service, Inc.) or by one if only one rating organization has rated the security. If unrated, a security must be determined by the Advisor to be of comparable quality.

Maturity. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

Government Obligations. Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund’s shares.

A full discussion of all permissible investments for the Fund can be found in the Money Market Funds’ SAI.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Active Management Risk. The Fund is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

4

Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Counterparty Risk. The Fund also is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

Issuer/Credit Risk. Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time. With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government sponsored agencies or instrumentalities where it is not obligated to do so by law.

Liquidity Risk. Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the U.S. Government Money Market Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for several prior periods. Both the bar chart and performance table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

5

Performance Bar Chart
U.S. Government Money Market Fund – RBC Institutional Class 1*
Calendar Year Total Returns**

* The performance reflects the performance of Great Hall® U.S. Government Money Market Fund for periods prior to April 19, 2004 and U.S. Government Money Market Fund from April 19, 2004 to November 21, 2008, each a predecessor to RBC Institutional Class 1 shares of U.S. Government Money Market Fund.

** The year to date total return as of September 30, 2009 was 0.37%.

During the periods shown in the chart for the U.S. Government Money Market Fund:

	Quarter	Year	Returns
Best quarter:	Q4	2000	1.51%
Worst quarter:	Q1	2004	0.09%

Performance Table

Average Annual Total Returns
(for the periods ended December 31, 2008)

	Past Year	Past 5 Years	Past 10 Years
RBC Institutional Class 1*	2.02%	2.76%	2.92%
RBC Institutional Class 2**	2.01%	2.76%	2.92%
RBC Select**	1.95%	2.75%	2.92%
RBC Reserve**	1.94%	2.75%	2.92%
RBC Investor**	1.92%	2.74%	2.91%

* The performance reflects the performance of Great Hall® U.S. Government Money Market Fund for periods prior to April 19, 2004 and U.S. Government Money Market Fund from April 19, 2004 to November 21, 2008, each a predecessor to RBC Institutional Class 1 shares of U.S. Government Money Market Fund.

** The inception date for RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class is November 21, 2008. All performance shown for these classes of shares prior to their inception date is based on the performance, fees and expense of RBC Institutional Class 1 shares of the Fund, and its predecessors, and has not been adjusted to reflect the fees and expenses of RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class shares.

6

Tax-Free Money Market Fund

Investment Objective. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies. The Tax-Free Money Market Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes including alternative minimum tax. In normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, must be invested in tax-exempt securities. The Fund may also invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. However, the Fund normally will invest substantially all of its assets in tax-exempt securities.

Money Market Fund. The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are in accordance with Rule 2a-7 under the 1940 Act, which imposes strict portfolio quality, maturity and diversification standards on money market funds.

Credit Quality. The Fund invests only in eligible securities as defined by Rule 2a-7. Eligible securities generally must have received one of the two highest short-term ratings from at least two rating organizations (such as Standard & Poor’s Corporation, Moody’s Investors Service, Inc. or Fitch Investors Service, Inc.) or by one if only one rating organization has rated the security. If unrated, a security must be determined by the Advisor to be of comparable quality.

Maturity. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments for the Fund can be found in the Money Market Funds’ SAI.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Active Management Risk. The Fund is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Counterparty Risk. The Fund also is subject to the risk of the failure of any exchanges on which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

7

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Issuer/Credit Risk. Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time. Investments in the Fund are subject to additional risks associated with the obligor’s ability to make payments on the municipal securities. Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund’s portfolio securities. Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

Liquidity Risk. Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Tax Risk. The Fund may be more adversely impacted by changes in tax rates and policies than the other Money Market Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Also, in some cases, the Internal Revenue Service (the “IRS”) has not ruled on whether the interest received on a municipal security is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Advisor relies on these opinions and will not review the basis for them, so there is a risk that income from these securities could be taxable.

A portion of the distributions from certain securities that the Fund holds may be subject to the federal alternative minimum tax.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Tax-Free Money Market Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for several prior periods. Both the bar chart and performance table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

8

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

Performance Bar Chart
 Tax-Free Money Market Fund – RBC Institutional Class 1*
Calendar Year Total Returns**

* The performance reflects the performance of Great Hall® Tax-Free Money Market Fund for periods prior to April 19, 2004 and Tax-Free Money Market Fund from April 19, 2004 to November 21, 2008, each a predecessor to RBC Institutional Class 1 shares of Tax-Free Money Market Fund.

** The year to date total return as of September 30, 2009 was 0.37%.

During the periods shown in the chart for the Tax-Free Money Market Fund:

	Quarter	Year	Returns
Best quarter:	Q4	2000	0.92%
Worst quarter:	Q3	2003	0.07%

Performance Table

Average Annual Total Returns
(for the period ended December 31, 2008)

	Past Year	Past 5 Years	Past 10 Years
RBC Institutional Class 1*	1.60%	1.92%	1.92%
RBC Institutional Class 2**	1.60%	1.92%	1.92%
RBC Select**	1.55%	1.91%	1.91%
RBC Reserve**	1.53%	1.91%	1.91%
RBC Investor**	1.52%	1.90%	1.91%

* The performance reflects the performance of Great Hall® Tax-Free Money Market Fund for periods prior to April 19, 2004 and Tax-Free Money Market Fund from April 19, 2004 to November 21, 2008, each a predecessor to RBC Institutional Class 1 shares of Tax-Free Money Market Fund.

9

** The inception date for RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class is November 21, 2008. All performance shown for these classes of shares prior to their inception date is based on the performance, fees and expenses of RBC Institutional Class 1 shares of the Fund, and its predecessors, and has not been adjusted to reflect the fees and expenses of RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class shares.

10

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Funds.

Prime Money Market Fund

	RBC Institutional Class 1	RBC Institutional Class 2	RBC Select Class	RBC Reserve Class	RBC Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee[1]	0.10%	0.10%	0.10%	0.10%	0.10%
Servicing Fee[2]	0.05%	None	None	None	None
Distribution and Service (12b-1) Fee[3]	None	0.15%	0.80%	0.90%	1.00%
Other Expenses[4]	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.20%	0.30%	0.95%	1.05%	1.15%
Contractual Fee Waiver/Expense Reimbursement	0.00%[5]	0.00%[6]	(0.15%)[6]	(0.15%)[6]	(0.10%)[6]
Net Annual Fund Operating Expenses	0.20%	0.30%	0.80%	0.90%	1.05%

U.S. Government Money Market Fund

	RBC Institutional Class 1	RBC Institutional Class 2	RBC Select Class	RBC Reserve Class	RBC Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee[1]	0.10%	0.10%	0.10%	0.10%	0.10%
Servicing Fee[2]	0.05%	None	None	None	None
Distribution and Service (12b-1) Fee[3]	None	0.15%	0.80%	0.90%	1.00%
Other Expenses[4]	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.20%	0.30%	0.95%	1.05%	1.15%
Contractual Fee Waiver/Expense Reimbursement	0.00%[5]	0.00%[6]	(0.18%)[6]	(0.20%)[6]	(0.15%)[6]
Net Annual Fund Operating Expenses	0.20%	0.30%	0.77%	0.85%	1.00%

11

Tax-Free Money Market Fund

	RBC Institutional Class 1	RBC Institutional Class 2	RBC Select Class	RBC Reserve Class	RBC Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee[1]	0.10%	0.10%	0.10%	0.10%	0.10%
Servicing Fee[2]	0.05%	None	None	None	None
Distribution and Service (12b-1) Fee[3]	None	0.15%	0.80%	0.90%	1.00%
Other Expenses[4]	0.05%	0.05%	0.05%	0.05%	0.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.21%	0.31%	0.96%	1.06%	1.16%
Contractual Fee Waiver/Expense Reimbursement	0.00%[5]	0.00%[6]	(0.25%)[6]	(0.20%)[6]	(0.15%)[6]
Net Annual Fund Operating Expenses	0.21%	0.31%	0.71%	0.86%	1.01%

1	“Management fee” has been restated to reflect amounts for the current fiscal year.
2

The shareholder services administration fee is used to compensate certain service organizations, including affiliates of the Funds’ Advisor, for providing services to shareholders and maintaining shareholder accounts; this fee is not paid pursuant to Rule 12b-1.

3

The Shareholder Account and Distribution Services fee is used to compensate the Distributor for its efforts and expenses incurred in connection with the distribution and marketing of shares of the Funds and for the servicing of shareholder accounts. Up to 0.25% of the fee may be designated as a service fee.

4

“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” has been restated to exclude temporary expenses related to the U.S. Treasury Temporary Guarantee Program that were incurred during the last fiscal year.

5

The Advisor has contractually agreed to waive fees and/or pay operating expenses (excluding interest, taxes, acquired fund fees and expenses or non-routine expenses such as litigation) under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses for RBC Institutional Class 1 of each Fund to 0.20%. This Expense Limitation Agreement is in place until January 31, 2011. See further information under “Investment Advisor.”

6

The Distributor has contractually agreed to waive fees and/or pay operating expenses (excluding interest, taxes, acquired fund fees and expenses or non-routine expenses such as litigation) under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses for each class, other than RBC Institutional Class 1, of each Fund to the following amounts:

Fund	Operating Expense Limit

Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Select Class	0.80%
RBC Reserve Class	0.90%
RBC Investor Class	1.05%

U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Select Class	0.77%
RBC Reserve Class	0.85%
RBC Investor Class	1.00%

Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Select Class	0.70%
RBC Reserve Class	0.85%
RBC Investor Class	1.00%

This Expense Limitation Agreement is in place until January 31, 2011. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Distributor, any expenses in excess of the Expense Limitation and repay the Distributor such amounts, provided the Fund is able to do so and remain in compliance with the Expense Limitation. The Distributor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice. See further information under “Investment Advisor.”

12

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the Fund for the periods shown

•	Your investment has a 5% return each year

•	You reinvest all distributions and dividends

•	The Fund’s operating expenses remain the same (the first year assumes the expense limitation percentage)

Prime Money Market Fund

	Number of years you own your shares
	1 Year	3 Years	5 Years	10 Years
RBC Institutional Class 1	$20	$64	$113	$255
RBC Institutional Class 2	$31	$97	$169	$381
RBC Select Class	$82	$288	$511	$1,153
RBC Reserve Class	$92	$319	$565	$1,269
RBC Investor Class	$107	$355	$623	$1,389

U.S. Government Money Market Fund

	Number of years you own your shares
	1 Year	3 Years	5 Years	10 Years
RBC Institutional Class 1	$20	$64	$113	$255
RBC Institutional Class 2	$31	$97	$169	$381
RBC Select Class	$79	$285	$508	$1,150
RBC Reserve Class	$87	$314	$560	$1,265
RBC Investor Class	$102	$350	$618	$1,384

Tax-Free Money Market Fund

	Number of years you own your shares
	1 Year	3 Years	5 Years	10 Years
RBC Institutional Class 1	$22	$68	$118	$268
RBC Institutional Class 2	$32	$100	$174	$393
RBC Select Class	$73	$281	$507	$1,155
RBC Reserve Class	$88	$317	$565	$1,276
RBC Investor Class	$103	$354	$624	$1,396

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Fund Management

Investment Advisor

The Funds are advised by the Advisor, which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009. The Advisor is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 18 million personal, business and public sector customers in North America and 53 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. The Advisor’s charter is to provide fixed income, equity, and balanced portfolio management services to institutional and individual investors. As of September 30, 2009, the Advisor’s investment team managed approximately $40.4 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For the fiscal year ended September 30, 2009, each Fund paid a fee (expressed as a percentage of average net assets) to the Advisor for the advisory services it provided as follows:

Prime Money Market Fund	0.10%[1]

U.S. Government Money Market Fund	0.10%[2]

Tax-Free Money Market Fund	0.10%[3]

[1]

Under the terms of the Fund’s Investment Advisory Agreement dated April 16, 2004, as amended and restated November 21, 2008, the Advisor receives an annual fee equal to 0.10% of the Fund’s average daily net assets. Prior to November 21, 2008, pursuant to the investment advisory agreement, the Prime Money Market Fund paid a contractual fee as follows: 0.55% of the Fund’s average net assets up to $700 million, 0.50% of the next $500 million, 0.45% of the next $800 million, and 0.40% of net assets over $2 billion.

[2]

Under the terms of the Fund’s Investment Advisory Agreement dated April 16, 2004, as amended and restated November 21, 2008, the Advisor receives an annual fee equal to 0.10% of the Fund’s average daily net assets. Prior to November 21, 2008, pursuant to the investment advisory agreement, the U.S. Government Money Market Fund paid a contractual fee as follows: 0.50% of the Fund’s average net assets up to $100 million, 0.40% of the next $200 million, and 0.35% of net assets over $300 million.

[3]

Under the terms of the Fund’s Investment Advisory Agreement dated April 16, 2004, as amended and restated November 21, 2008, the Advisor receives an annual fee equal to 0.10% of the Fund’s average daily net assets. Prior to November 21, 2008, pursuant to the investment advisory agreement, the Tax-Free Money Market Fund paid a contractual fee equal to 0.50% of the Fund’s average net assets.

The fee waivers described in the expense table exclude brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying each Fund’s shares for sale in any jurisdiction, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incidental thereto), indemnification and other expenses not incurred in the ordinary course of each Fund’s business and any fees and expenses of any underlying investment company acquired by a Fund.

The Advisor’s waiver and reimbursement obligation with respect to any fiscal year may not exceed the servicing fees earned by the Advisor with respect to the Fund or class pursuant to the Fund’s Shareholder Servicing Plan during such fiscal year.

The Distributor’s waiver and reimbursement obligation to any Fund or class with respect to any fiscal year may not exceed the distribution and servicing fees paid by the Funds to the Distributor or to its shareholder account and distribution and servicing agent, RBC Capital Markets, with respect to the Fund or class pursuant to the applicable Distribution Agreement during such fiscal year.

The Advisor provides certain administrative services to the Funds.

14

Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Advisor is provided in the Funds’ Annual Report for the fiscal year ended September 30, 2009.

15

Payments to Financial Intermediaries. The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Advisor and Distributor (“Intermediaries”), in connection with the provision of administrative services and/or the distribution of the Funds’ shares. In addition, certain financial intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. The Advisor and Distributor also make inter-company payments out of their own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets Corporation in recognition of administrative and distribution-related services provided by RBC Capital Markets Corporation to shareholders.

Shareholder Information

Pricing of Fund Shares

NAV Calculation Times

The Funds normally calculate their share price at the following times on days that the primary trading markets for the Fund’s portfolio instruments are open:

Fund	Time of NAV Calculation

Prime Money Market Fund	Once daily at 5:00 p.m. Eastern time

U.S. Government Money Market Fund	Once daily at 5:00 p.m. Eastern time

Tax-Free Money Market Fund	Twice daily at 1:00 p.m. Eastern time and 4:00 p.m. Eastern time (or close of trading on the New York Stock Exchange (“NYSE”))

A Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. Each Fund seeks to maintain a stable NAV of $1.00 per share.

When Orders are Priced

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase of shares of Tax-Free Money Market Fund that is received in good order before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time and would be eligible to receive dividends declared on that day. A purchase order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day and would be eligible to receive dividends declared on the next business day. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by a Fund or its transfer agent, including any special documentation that may be required in certain circumstances. For example, a redemption order of shares of Tax-Free Money Market Fund received in good order before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time. A redemption order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Generally, you may purchase, redeem, or exchange shares of each Fund on any day when the NYSE and the primary trading markets for the Funds’ portfolio instruments are open. Purchases, redemptions, and exchanges will be restricted in the event of an early or unscheduled close of the NYSE or in the event of an early or unscheduled close of the primary trading markets for the Funds’ portfolio instruments. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Fund’s portfolio instruments are open, and the Fund’s management believes there is an adequate

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market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.

Valuation of Portfolio Securities

Securities held by each Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, each Fund will use pricing and valuation procedures approved by the Funds’ Board of Trustees.

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Purchasing and Selling Your Shares

Where to Buy Fund Shares

You may purchase shares through RBC Wealth Management and introducing brokers that clear transactions through RBC Correspondent Services, a division of RBC Capital Markets Corporation (“RBC Capital Markets”), RBC Advisor Services, RBC Capital Markets and through other financial intermediaries. You may purchase RBC Institutional Class 1 and RBC Institutional Class 2 shares directly from the Funds’ transfer agent, Boston Financial Data Services, Inc. (“BFDS”). You may contact BFDS at 1-800-422-2766.

Information for Shareholders Not Participating in a Cash Sweep Program

Eligibility for RBC Institutional Class 1 for each Fund is limited to existing shareholders in the Fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million dollars to invest in a Fund. Eligibility for RBC Institutional Class 2 for each of the Funds is limited to investors who have a minimum of $1 million dollars to invest in a Fund.

Introduction to Purchases

If purchasing through your brokerage account, financial advisor or other financial intermediary, simply tell your investment representative that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. Shares of each Fund may be purchased at their next determined NAV. Shares of each Fund are sold without a sales charge.

A Fund, the Distributor, or their agent may reject a purchase order in its sole discretion if the order is not accompanied by proper payment or it considers the rejection of the order to be in the best interests of the Fund and its shareholders.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by an organization in proper order before the NAV calculation time for the share class, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, BFDS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

Introduction to Redemptions (Sales)

You may redeem shares of each Fund by contacting your investment representative. Shares will be redeemed at their next determined NAV. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, in the event of an early or unscheduled close of the primary trading markets for the Funds’ portfolio instruments, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of the Fund by following the instructions described on the next few pages.

Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose certain order processing requirements, or other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund in which you may wish to purchase or redeem shares.

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Additional Purchase and Sale Information — RBC Institutional Class 1 and RBC Institutional Class 2

This section provides additional information concerning the purchase of shares of RBC Institutional Class 1 and RBC Institutional Class 2 for shareholders who purchase shares directly from the Fund or its transfer agent, BFDS. For additional details concerning the purchase of shares of the other classes of the Money Market Funds, contact your financial institution or investment representative.

Minimum Initial Investment
Amount
RBC Institutional Class 1	$10,000,000
RBC Institutional Class 2	$1,000,000

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases of the Funds’ shares must be in U.S. dollars. Payment may be made by check, bank draft, wire or ACH, as described below. Third-party checks, starter checks, and credit card convenience checks are not accepted. The Funds may waive their minimum purchase requirement.

Telephone Purchase, Exchange and Redemption Privileges

Shareholders who open accounts with the Funds (other than through RBC Wealth Management and introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services) are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and may tape record the call. Shareholders who open accounts through RBC Wealth Management or introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services should check with their investment representative for details on purchases, exchanges, redemptions and related policies.

Additional Purchase and Sale Information — RBC Select Class, RBC Reserve Class, and RBC Investor Class

You must be a client of RBC Wealth Management, a client of an RBC Correspondent Services correspondent firm or a client of RBC Advisor Services or RBC Capital Markets to purchase or sell RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of the Funds. Not all correspondent firms have arrangements with RBC Correspondent Services to make shares of each Fund available to their customers.

For additional details concerning the purchase or sale of the Funds, contact your financial institution or financial consultant. If you are opening an account through your financial consultant, brokerage account or other financial institution, simply tell your financial consultant that you wish to open an account and they will take care of the necessary documentation. Shareholders who open accounts through introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services, should direct all requests to buy, sell or exchange shares directly to your financial consultant.

Information for Direct Clients of RBC Wealth Management

For RBC Wealth Management, a division of RBC Capital Markets, a client’s eligibility for each share class will be based on the total assets in a client’s account(s) held at RBC Wealth Management or the total commissions and fees paid from the client’s account(s) over the previous 12 months, aggregated by household. Clients with greater total household assets or commissions/fees may earn higher yields than clients with lower total household assets or commissions. In determining household values, RBC Wealth Management looks at multiple pieces of client information, including street address, tax ID, last name, telephone number, zip code and account type to determine which accounts belong together. RBC Wealth Management reserves the right to modify how it links household accounts and the right to amend the definition of eligible assets, commissions and fees, and the Funds’ Board of Trustees reserves the right to change share class eligibility qualifications.

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The following total household asset and twelve-month trailing commission and fee levels will determine a client’s eligible share class:

Total Household Assets	-or-	12 Month Trailing Commissions	Share Class
$5,000,000+		$50,000 or more	RBC Select Class*

$1,000,000 - $4,999,999		Between $10,000 and $49,999	RBC Reserve Class

$0 - $999,999		Under $10,000	RBC Investor Class

* Employees of RBC Capital Markets and its affiliates who hold accounts at RBC Capital Markets are eligible for the RBC Select class of shares through the Sweep Program.

Eligibility for a Lower Expense Ratio Share Class

Existing Client Accounts:

On a monthly basis, RBC Wealth Management will review a client’s total household assets and twelve-month trailing commissions and fees to determine if the client is eligible for a lower expense ratio share class. If the client is eligible for a lower expense ratio share class, the client’s current class of shares will automatically be converted into the eligible share class.

New Client Accounts:

All new accounts that select a Fund sweep option will be automatically assigned to the RBC Investor Class of the selected Fund. During the monthly review process outlined above, any accounts that are eligible for a lower expense ratio share class will be automatically converted into the eligible share class.

Disqualification

On an annual basis, RBC Wealth Management will review a client’s total household assets and twelve-month trailing commissions and fees to determine if the client is still eligible for its current share class. If the client has experienced a reduction in household assets or commissions and fees, and is no longer eligible for its current share class, the client’s shares will be converted to the lowest expense ratio share class for which the client is eligible. If this is the case, the client will receive a 30 day advance written notice and will have the opportunity to increase its assets at RBC Wealth Management in order to maintain its current share class. If the client is unable to increase its assets, its shares will be converted into the eligible higher expense ratio share class.

Information for Clients of Introducing Brokers that Clear Transactions through RBC Correspondent Services

For introducing brokers that begin a relationship with RBC Correspondent Services, their respective clients are placed in the share class designated by RBC Correspondent Services at the time the clearing relationship begins. The Funds’ Board of Trustees approves changes in share class eligibility that affect any client of introducing brokers clearing transactions through RBC Correspondent Services.

Information for Clients of RBC Advisor Services

New clients of RBC Advisor Services are eligible for the share class designated by RBC Advisor Services based on the relationship between RBC Advisor Services and the investment advisor providing the client with advisory services. The Funds’ Board of Trustees approves changes in share class eligibility that affect any client of RBC Advisor Services.

Additional Policies about Transactions

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

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Sales of Certain Classes Limited to U.S. Citizens and Resident Aliens. Generally, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Funds may only be offered in the United States to United States citizens and United States resident aliens having a social security number or an individual tax identification number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States. However, a Fund, the Distributor, or their agent may offer such share classes of a Fund to a non-U.S. person in its sole discretion.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ privacy policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

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Instructions for Opening an Account — RBC Institutional Class 1 and RBC Institutional Class 2

If opening a Fund account with RBC Institutional Class 1 or RBC Institutional Class 2 shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All	Registered/Overnight Mail
	Correspondence	RBC Funds
	RBC Funds	c/o BFDS
	P.O. Box 219757	330 W. 9th St.
	Kansas City, MO 64121-9757	Kansas City, MO 64105

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check or bank draft payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided.
By Wire	UMB Bank, n.a.

Call 1-800-422-2766 to obtain an account number, instructions for sending your account application to the Fund, and instructions for your bank to wire your investment. After confirming receipt with the Fund, contact your bank to send money via wire (you must include the Fund’s banking instructions and your account number).

Kansas City, Missouri
ABA #101000695
For _____ Fund
AC = 9870326213
Please provide:
Your account number and account name

Questions?
Call 1-800-422-2766 or your investment representative.

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Instructions for Purchasing and Adding to Your Shares — RBC Institutional Class 1 and RBC Institutional Class 2

If purchasing RBC Institutional Class 1 or RBC Institutional Class 2 shares of a Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in the Fund account, follow the instructions below.

By Telephone	1-800-422-2766

You may make additional investments by telephone. After the Fund receives and accepts your request, the Fund will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Fund and the participating banks.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 219757	c/o BFDS
	Kansas City, MO 64121-9757	330 W. 9th St.
Kansas City, MO 64105

1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:

•	Account name and account number
•	Fund name
•	Share class

2. Make check, bank draft or money order payable to “RBC Funds” and include your account number and the name of the Fund on the check. Your investment must meet the minimum additional investment requirement.

3. Mail or deliver stub and payment to the applicable address above.
By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For _____ Fund AC = 9870326213 Please provide: Your account number and account name

Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Fund by telephone that you have sent a wire purchase order to UMB Bank. Your investment must meet the minimum additional investment requirement.

By Internet	Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided.
Automatic Monthly Investment

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH.

Questions?
Call 1-800-422-2766 or your investment representative.

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You can also add shares to your Fund account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an automated clearing house (“ACH”) whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account.

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your Fund distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible RBC Fund without a sales charge. Unless you have selected otherwise, dividends and distributions are reinvested in additional Fund shares at NAV. You must maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

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Selling Shares — RBC Institutional Class 1 and RBC Institutional Class 2

If selling RBC Institutional Class 1 or RBC Institutional Class 2 shares of a Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures. Your investment representative may have transaction minimums and/or transaction times or other restrictions and limitations that will affect your redemption. For other sales transactions of the Fund shares, follow the instructions below.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

You may withdraw from your account at any time in the following amounts(1)

•	any amount up to $50,000 for redemptions requested by mail without a Medallion signature guarantee*

•	any amount for redemptions requested by mail with a Medallion signature guarantee

•	any amount up to $50,000 for Fund website redemptions

•	$1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

•	$50 or more for redemptions by a systematic redemption plan (there may be a fee)

•	$100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

•	up to $50,000 by telephone (for authorized accounts)

(1)	Minimums, limits or fees stated below may be waived in certain circumstances for institutional accounts at the discretion of Fund management.

*

A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

A Medallion signature guarantee is required when sending proceeds from your account to another person or entity. Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

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Instructions for Selling Shares (Redemptions) — RBC Institutional Class 1 and RBC Institutional Class 2 (1)

By Telephone	1-800-422-2766

You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern Time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 219757	c/o BFDS
	Kansas City, MO 64121-9757	330 W. 9th St.
Kansas City, MO 64105

1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

2. Mail or courier the letter to the applicable address above.

By Wire
Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before the Fund’s NAV calculation time, the Fund will normally wire the money on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally wire the money on the next business day, except as described on the next page under “Additional Policies on Selling Shares (Redemptions).” Contact your financial institution about the time of receipt and availability. See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

By Internet

Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided. Provided you are an eligible shareholder and have previously registered, you may withdraw up to $50,000 through the website.

Systematic Redemption Plan

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Fund will continue withdrawals until your shares are gone or until you or the Fund cancels the plan.

Questions?
Call 1-800-422-2766 or your investment representative.

(1)	Minimums, limits or fees stated below may be waived at the discretion of Fund management.

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Withdrawal by Draft

Withdrawal by draft (check) is limited to open and collected account shares of the Funds (other than in accounts opened through RBC Wealth Management and brokerage firms that clear on a correspondent basis through RBC Capital Markets). Draft amounts may range from $500 to $100,000.

Additional Policies on Selling Shares (Redemptions)

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

In addition, each Fund may delay redemptions beyond the period set forth above upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) non-routine closure of the NYSE or general market conditions leading to a broad restriction of trading on the NYSE; or (c) declaration of a market emergency by the SEC.

We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended as permitted under federal securities laws.

Medallion Signature Guarantees – Financial Transactions

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;

•	A redemption check mailed to an account address that has been changed within the last 30 days; or

•	A redemption for $50,000 or more in writing.

Signature Validation Program – Non Financial Transactions

You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Fund requires a Signature Validation Program Stamp if you request:

•	A change in account registration or redemption instructions;

•	Maintenance changes of name, address or banking instructions;

•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;

•	Adding Systematic Purchase Plan;

•	Adding banking instructions;

•	Name change;

•	Trustee change; or

•	UTMA/UGMA custodian change.

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Redemption in Kind

The Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

RBC Institutional Class 1 and RBC Institutional Class 2. For RBC Institutional Class 1 and RBC Institutional Class 2 shares, you must maintain a minimum account value equal to the current minimum initial investment, which is $10 million for RBC Institutional Class 1 shares and $1 million for RBC Institutional Class 2 shares.

RBC Select Class, RBC Reserve Class and RBC Investor Class. If you experience a reduction in (a) your total household assets or (b) your commissions and fees in your account at RBC Wealth Management, and you are no longer eligible for your current share class, your shares will be converted to the lowest expense ratio share class for which you are eligible. If this is the case, you will receive a 30 day advance written notice and will have the opportunity to increase your assets at RBC Wealth Management in order to maintain your current share class. If you are unable to increase your assets, your shares will be converted into the eligible higher expense ratio share class.

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No Exchange Privilege — RBC Institutional Class 1 and RBC Institutional Class 2 (Except RBC Institutional Class 1 of Prime Money Market Fund)

RBC Institutional Class 1 and RBC Institutional Class 2 shares of the Funds (except RBC Institutional Class 1 of Prime Money Market Fund) are not eligible to be exchanged for shares of other RBC Funds.

Exchanging Your Shares — RBC Institutional Class 1 of Prime Money Market Fund

If exchanging your RBC Institutional Class 1 shares of Prime Money Market Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange RBC Institutional Class 1 shares of the Fund and he or she will take care of the necessary documentation. To open a new Fund account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares in an eligible RBC Fund account for shares of another eligible RBC Fund, and vice versa. The eligible RBC Funds are: RBC Institutional Class 1 shares of Prime Money Market Fund, RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund and RBC Microcap Value Fund. You may exchange existing RBC Institutional Class 1 shares of the Prime Money Market Fund into another eligible RBC Fund or from another eligible RBC Fund into RBC Institutional Class 1 shares of the Fund.

By Telephone	1-800-422-2766	You may make exchanges to/from an eligible Prime Money Market Fund account from/to another eligible RBC Fund account by telephone, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 219757	c/o BFDS
	Kansas City, MO 64121-9757	330 W. 9th St.
Kansas City, MO 64105

1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
By Internet
Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided. Eligible shareholders are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to RBC Funds.

Monthly Exchanges
You may authorize monthly exchanges ($100 minimum) from your Prime Money Market Fund account into another eligible RBC Fund or from another eligible RBC Fund into your Prime Money Market Fund account. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions?
Call 1-800-422-2766 or your investment representative.

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Exchanging Your Shares — RBC Select Class, RBC Reserve Class and RBC Investor Class

RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of a Fund may be exchanged for shares of the same class of another Money Market Fund by contacting your financial consultant at RBC Wealth Management, a correspondent firm, or RBC Advisor Services. RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Funds are not eligible to be exchanged for shares of other RBC Funds not included in this prospectus. The Funds reserve the right to reject any exchange for any reason.

Additional Policies on Exchanges

You must meet the minimum investment requirement of the Class/Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund being purchased. Call 1-800-422-2766 for a free copy. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Telephone/Internet Services

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Eligible shareholders may also access the Funds’ website, www.rbcgam.us.) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Funds’ website instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Mailings – RBC Institutional Class 1 and RBC Institutional Class 2

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling either their financial advisor or the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. Because the Board of Trustees recognizes that money market funds are often utilized for cash management purposes, the Board of Trustees has not adopted policies and procedures that impose specific limitations on short term trades for the RBC Money Market Funds.

Restriction and Rejection of Purchase or Exchange Orders. The Funds, the Distributor, or their agents reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Money Market Funds’ SAI. The Funds make certain portfolio holdings information available on their website, which is accessed by using the Funds’ link at www.rbcgam.us. Within approximately five business days of each Friday, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by the next week’s information. In addition, within approximately five business days of each month-end, each Fund’s complete portfolio holdings,

30

including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by information as of the next month-end.

The Funds may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.

Shareholder Servicing Fees — RBC Institutional Class 1

RBC Institutional Class 1 shares of each Fund pay an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares of a Fund that is used to compensate financial intermediaries or the Distributor for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

Shareholder Account and Distribution Services (12b-1) Fees — RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class

Each Fund has adopted a Shareholder Account and Distribution Services Plan (the “12b-1 Plan”) to pay distribution and service fees for the sale of its shares and services provided to shareholders. Under the 12b-1 Plan, each Fund compensates the Distributor for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because these fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

RBC Institutional Class 2 shares of each Fund pay an annual 12b-1 fee of up to 0.15% of the average daily net assets attributable to RBC Institutional Class 2 shares of a Fund, all of which may be designated as a “service fee.”

RBC Select shares of each Fund pay an annual 12b-1 fee of up to 0.80% of the average daily net assets attributable to RBC Select Class shares of a Fund. Up to 0.25% of the annual 12b-1 fee may be designated as a “service fee.”

RBC Reserve shares of each Fund pay an annual 12b-1 fee of up to 0.90% of the average daily net assets attributable to RBC Reserve Class shares of a Fund. Up to 0.25% of the annual 12b-1 fee may be designated as a “service fee.”

RBC Investor shares of each Fund pay an annual 12b-1 fee of up to 1.00% of the average daily net assets attributable to RBC Investor Class shares of a Fund. Up to 0.25% of the annual 12b-1 fee may be designated as a “service fee.”

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account.

Each Fund will declare and pay its capital gains, if any, once a year, typically in December. Each Fund may make additional distributions if necessary for the Fund to avoid paying taxes. Each Fund expects distributions to be primarily from income. Each Fund normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV, unless a shareholder elects otherwise.

Annual Statements. Each year, the Funds will notify you of the tax status of dividends and other distributions. Your Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, your Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, your Fund will send you a corrected Form 1099-DIV to reflect reclassified information. A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year.

Tax Considerations. Dividends paid out of a Fund’s investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares. Because each Fund

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is a money market fund, they do not anticipate realizing any long-term capital gains. Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

Because no portion of a Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders or for the dividends received deduction for corporate shareholders.

Additional Information Regarding the Tax-Free Money Market Fund. The Fund’s dividends will consist primarily of exempt-interest dividends from interest earned on municipal securities. Generally, exempt-interest dividends are exempt from regular federal income tax. The Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. No part of any such ordinary income dividends will be qualified dividend income eligible for taxation at long-term capital gain rates.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax and under the income tax provisions of several states.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares of shares of a different Fund is the same as a sale. Because the Funds expect to maintain a stable net asset value per share, investors generally should not realize a taxable gain or loss on the sale or redemption of Fund shares.

Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.

Other. Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

Organizational Structure

RBC Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. RBC Institutional Class 1 shares of each Fund were previously each a separate series of Great Hall® Investment Funds, Inc. and were reorganized as separate series of RBC Funds Trust effective April 16, 2004. Unless otherwise noted, information contained in this prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds. RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class were added to each Fund on November 21, 2008.

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Financial Highlights

The following tables are intended to help you understand the financial performance of RBC Institutional Class 1 shares of each Fund for the past five years. The financial performance of RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class of each Fund is included since their inception on November 21, 2008. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available at www.rbcgam.us or by calling 1-800-422-2766.

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Prime Money Market Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01	(0.01)	(0.01)
Year Ended September 30, 2008	1.00	0.03	(a)	(b	)	0.03	(0.03)	(0.03)
Year Ended September 30, 2007	1.00	0.05		(b	)	0.05	(0.05)	(0.05)
Year Ended September 30, 2006	1.00	0.04		(b	)	0.04	(0.04)	(0.04)
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02	(0.02)	(0.02)

RBC Institutional Class 2
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Investor Class
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Reserve Class
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Select Class
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets (*)
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.95%		$4,426	0.55	%(c)(d)	1.03%		0.55%
Year Ended September 30, 2008	1.00	3.02%		10,591	0.84%		2.94%		0.87%
Year Ended September 30, 2007	1.00	4.69%		9,662	0.80%		4.59%		0.89%
Year Ended September 30, 2006	1.00	3.99%		8,685	0.80%		3.93%		0.92%
Year Ended September 30, 2005	1.00	2.00%		7,922	0.76%		1.97%		0.92%

RBC Institutional Class 2
Period Ended September 30, 2009(e)	$1.00	0.62	%(f)	$19	0.31	%(c)(g)	0.45	%(g)	0.32	%(g)

RBC Investor Class
Period Ended September 30, 2009(e)	$1.00	0.15	%(f)	$4,659	0.91	%(c)(g)	0.16	%(g)	1.19	%(g)

RBC Reserve Class
Period Ended September 30, 2009(e)	$1.00	0.22	%(f)	$4,870	0.83	%(c)(g)	0.24	%(g)	1.08	%(g)

RBC Select Class
Period Ended September 30, 2009(e)	$1.00	0.27	%(f)	$1,383	0.77	%(c)(g)	0.29	%(g)	0.97	%(g)

*

During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	Includes expenses not covered by the contractual agreement to limit operating expenses.

(d)

Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.

(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.

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(f)	Not Annualized.

(g)	Annualized.

U.S. Government Money Market Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01	(0.01)	(0.01)
Year Ended September 30, 2008	1.00	0.03	(a)	(b	)	0.03	(0.03)	(0.03)
Year Ended September 30, 2007	1.00	0.04		(b	)	0.04	(0.04)	(0.04)
Year Ended September 30, 2006	1.00	0.04		(b	)	0.04	(0.04)	(0.04)
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02	(0.02)	(0.02)

RBC Institutional Class 2
Period Ended September 30, 2009(f)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Investor Class
Period Ended September 30, 2009(f)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Reserve Class
Period Ended September 30, 2009(f)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Select Class
Period Ended September 30, 2009(f)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets (*)
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.73%		$848	0.49	%(c)(d)	0.98%		(e	)
Year Ended September 30, 2008	1.00	2.70%		3,266	0.72%		2.51%		(e	)
Year Ended September 30, 2007	1.00	4.56%		1,393	0.76%		4.47%		(e	)
Year Ended September 30, 2006	1.00	3.90%		749	0.78%		3.82%		(e	)
Year Ended September 30, 2005	1.00	1.96%		813	0.74%		1.92%		0.77%

RBC Institutional Class 2
Period Ended September 30, 2009(f)	$1.00	0.44	%(g)	$14	0.30	%(c)(h)	0.56	%(h)	0.30	%(h)

RBC Investor Class
Period Ended September 30, 2009(f)	$1.00	0.11	%(g)	$1,372	0.65	%(c)(h)	0.07	%(h)	1.17	%(h)

RBC Reserve Class
Period Ended September 30, 2009(f)	$1.00	0.14	%(g)	$1,714	0.65	%(c)(h)	0.15	%(h)	1.06	%(h)

RBC Select Class
Period Ended September 30, 2009(f)	$1.00	0.17	%(g)	$1,233	0.63	%(c)(h)	0.18	%(h)	0.95	%(h)

*

During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

35

(c)	Includes expenses not covered by the contractual agreement to limit operating expenses.

(d)

Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.

(e)	There were no waivers or reimbursements during the period.

(f)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.

(g)	Not Annualized.

(h)	Annualized.

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Tax-Free Money Market Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01	(0.01)	(0.01)
Year Ended September 30, 2008	1.00	0.02	(a)	(b	)	0.02	(0.02)	(0.02)
Year Ended September 30, 2007	1.00	0.03		(b	)	0.03	(0.03)	(0.03)
Year Ended September 30, 2006	1.00	0.02		—		0.02	(0.02)	(0.02)
Year Ended September 30, 2005	1.00	0.01		—		0.01	(0.01)	(0.01)

RBC Institutional Class 2
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Investor Class
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Reserve Class
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

RBC Select Class
Period Ended September 30, 2009(e)	$1.00	(a)(b)		(b	)	(b)	(b)	(b)

		Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets (*)
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.74%		$51	0.71	%(c)(d)	1.49%		0.71%
Year Ended September 30, 2008	1.00	1.95%		904	0.80%		1.90%		0.84%
Year Ended September 30, 2007	1.00	3.00%		841	0.70%		2.96%		0.84%
Year Ended September 30, 2006	1.00	2.52%		791	0.70%		2.49%		0.85%
Year Ended September 30, 2005	1.00	1.44%		858	0.66%		1.41%		0.83%

RBC Institutional Class 2
Period Ended September 30, 2009(e)	$1.00	0.41	%(f)	(g)	0.34	%(c)(h)	0.45	%(h)	0.34	%(h)

RBC Investor Class
Period Ended September 30, 2009(e)	$1.00	0.04	%(f)	$202	0.76	%(c)(h)	0.03	%(h)	1.19	%(h)

RBC Reserve Class
Period Ended September 30, 2009(e)	$1.00	0.06	%(f)	$432	0.74	%(c)(h)	0.05	%(h)	1.09	%(h)

RBC Select Class
Period Ended September 30, 2009(e)	$1.00	0.11	%(f)	$242	0.68	%(c)(h)	0.10	%(h)	0.99	%(h)

*

During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	Includes expenses not covered by the contractual agreement to limit operating expenses.

(d)

Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of expenses to average net assets represents a blended percentage for the year ended September 30, 2009.

37

(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.

(f)	Not Annualized.

(g)	Less than $1,000,000.

(h)	Annualized.

38

Privacy Policy

RBC Funds

Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:

	•	Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

	•	Account History, including information about the transactions and balances in a customer’s accounts; and

	•	Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:

	•	As Authorized — if you request or authorize the disclosure of the information.

•
As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:

	•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Fund’s transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

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For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:

RBC Funds P.O. Box 219757 Kansas City, MO 64121-9757 Telephone: 1-800-422-2766

You may also visit the Funds’ website at www.rbcgam.us for a free copy of a Funds’ prospectus, SAI, annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

RBC Funds
c/o BFDS
P.O. Box 219757
Kansas City, MO 64121-9757

RBC MM PROSP 11/09

Access Capital Community
Investment Fund Prospectus

November 24, 2009

Class A

Class I

For More Information Call:

800- 973-0073 or your investment representative.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary and Fund Expenses

This Prospectus describes the Access Capital Community Investment Fund (the “Fund”) offered by the RBC Funds Trust (previously known as Tamarack Funds Trust). Carefully review this important section, which summarizes the Fund’s investments, risks, past performance, and fees.

	1-5	Investment Objective, Principal Investment Strategies, Principal Risks and Performance Information
	6	Fees and Expenses

Additional Information
	7	Designated Target Regions
	7	Community Investments

Fund Management
The Fund is managed by Voyageur Asset Management Inc. (the “Advisor”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009.	9	Investment Advisor
	10	Portfolio Managers
	10	Payments by Service Providers

Shareholder Information
Review this section for details on how shares are valued, how to purchase and sell shares, related charges and payments of dividends and distributions.	11	Pricing of Fund Shares
	12	Investment Minimums
	13	Purchasing and Adding to Your Shares
	16	Selling Your Shares
	18	Additional Information About Purchasing and Selling Shares
	20	Additional Shareholder Services
	21	Market Timing and Excessive Trading
	21	Disclosure of Portfolio Holdings
	22	Distribution Arrangements/Sales Charges
	24	Distribution and Service (12b-1) Fees
	25	Dividends, Distributions and Taxes
	25	Organizational Structure

Financial Highlights
26

Privacy Policy
28

Back Cover
Where to Learn More About the Fund

Risk/Return Summary and Fund Expenses

Investment Objective. To invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting the affordable housing industry in areas of the United States designated by Fund shareholders. The Fund’s investments generally support community development, for example by supporting job creation or local business development. Within those parameters, the Fund seeks a competitive return consisting of current income and capital appreciation. The Fund defines instruments supporting the “affordable housing industry” to include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low- and moderate- income (“LMI”) individuals and communities. These investments may involve private placement transactions and may include variable rate instruments. The Fund is non-diversified. The Fund may borrow money from banks and enter into repurchase agreements to obtain additional funds to make investments.

Community Investments. At the time of their share purchase, investors meeting certain investment levels may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Advisor is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments, not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder.

The Fund expects that all of its investments will be considered eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”) and that shares of the Fund will be eligible for regulatory credit under the CRA. In Interagency Questions and Answers Regarding Community Reinvestment published in 2009, the four federal bank supervisory agencies state that nationwide funds are important sources of investments for low- and moderate-income and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs.

The Fund intends to invest solely in qualified investments in Designated Target Regions. In most cases, “qualified investments” are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. However, in a CRA examination of an institution that has been designated as “wholesale” or “limited purpose” by its regulator, if the examiner finds that the institution has adequately addressed the needs of its assessment areas, the examiner will give consideration to qualified investments by the institution nationwide. (Wholesale and limited purpose institutions are certain institutions that offer narrow product lines or are not in the business of extending certain types of loans to retail customers.) In certain other cases investments outside an institution’s assessment area may be eligible for CRA credit (for example, certain investments that serve designated disaster areas).

Investment Program. The Fund is designed for investors seeking a competitive return on investment from a high credit quality fixed income fund that supports underlying community development activities in distinct parts of the United States. Not all of the investors in the Fund are subject to CRA requirements, but may be investors seeking a fixed income investment with high credit quality to assist in their asset allocation program. Investors may also be seeking to make investments in underserved communities or fulfilling other socially responsible or mission related investment objectives. Those investors that are not subject to CRA requirements do not receive CRA credit for their investments.

Investments in which the Fund may invest include, but are not limited to, 15- and 30- year fixed rate one- to four- family mortgage backed securities, adjustable rate one- to four- family mortgage backed securities, multifamily mortgage backed securities, securitized adjustable rate small business loans, fixed rate small business loans, taxable municipal securities, securitized student loans and structured investments.

Concentration in the Affordable Housing Industry. Under the prevailing definition of the phrase “industry concentration,” the Fund will be concentrated in the affordable housing industry. This means that the Fund will invest at least 25% of its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry.

As a result of its concentration in the affordable housing industry, the Fund will invest a significant amount of its assets in securities issued by Government National Mortgage Association (“Ginnie Mae”) and government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Housing Administration (“FHA”) project loans, and tax-exempt debt issued by state housing finance authorities (“HFAs”) to finance their work in affordable housing. Ginnie Mae securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. FHA project loans are mortgage loans insured by the FHA and backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the conservator of Fannie Mae and Freddie Mac for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no guarantee exists for the debt or mortgage-backed securities issued by Fannie Mae and Freddie Mac, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has enhanced the ability of these entities to meet their obligations.

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Credit Quality. The Fund will only invest in securities (i) having a rating (or credit enhancement by one or more entities having a rating) in the highest category assigned by a nationally recognized statistical rating organization (e.g., at least “Aaa” from Moody’s Investors Service, Inc. or “AAA” from Standard & Poor’s Corporation); (ii) deemed by the Advisor to be of comparable quality to securities so rated even though such securities are unrated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs. These credit quality guidelines apply to securities at the time of purchase. Subsequent changes in credit quality, including downgrades due to changes in status of credit enhancers, will not require automatic action by the Fund.

A discussion of all permissible investments for the Fund can be found in the Fund’s Statement of Additional Information (“SAI”).

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are discussed below.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could under perform other mutual funds with similar investment objectives.

Call Risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” – or repay – a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

Concentration Risk. The Fund’s investments are expected to be closely tied to the affordable housing industry. As a result, its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.

Coordination of Investments Risk. Many of the fixed-income private placement debt securities purchased as Fund investments will be uniquely structured to achieve the financial and economic objectives of the Fund. The Advisor will often play a significant role in the structuring of Fund investments. The development of such securities will often require the Advisor to cooperate with a variety of organizations, including but not limited to financial institutions, foundations, state agencies, community groups, national credit enhancers, and other government entities. A lack of interest of other entities in developing investments could adversely affect the realization of the economic and financial objectives of the Fund. The success of developing credit enhancement for Fund investments will depend, in large part, on the availability of funds these organizations have for such activity and/or the amount of payment they expect to receive for their credit guarantees. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty to the Fund’s transactions or of any service provider to the Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

CRA Strategy Risk. The Advisor will take into account the Fund’s goal of holding securities in designated geographic areas in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable return as CRA qualified securities in other geographic areas. In addition, the Fund may sell securities for reasons relating to CRA qualification, at times when such sales may not be desirable for investment purposes (for example, if a shareholder redeems its shares of the Fund, or if investments are ultimately determined not to be, or to have ceased to be, CRA-qualifying). Further, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified.

Derivatives Risk. The use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Interest Rate Risk. The values of some or all of the Fund’s investments may change in response to movements in interest rates. If interest rates rise, the values of debt securities will generally fall and vice versa. In general, the longer the average maturity or duration of the Fund’s investment portfolio, the greater the sensitivity to changes in interest rates. Maturities for securities held by the Fund will vary by type of investment. For example, mortgage backed securities will typically have maturities up to thirty years while securitized small business loan transactions may have maturities of up to ten years.

Issuer/Credit Risk. Issuer/Credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers for Fund investments. Changes in credit ratings of GSEs, HFAs, or private credit enhancers may constrain their value to the Fund as potential sources of credit enhancement. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time.

Leverage Risk. Leverage may result from certain transactions, including the use of derivatives, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk. The Fund also expects to be required to pledge portfolio assets as collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future, and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities or repurchase agreements with a maturity longer than seven days. There can be no assurance that a market will exist for any particular illiquid security at any particular time. It may be difficult or impossible to sell illiquid securities at desirable prices due to lack of marketability.

Market Risk. One or more markets in which the Fund invests may go down in value and the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.

Non-Diversified Fund Risk. Because the Fund is non-diversified and, therefore, may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. The Fund’s performance may be more volatile than diversified funds.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

Qualification for CRA Credit Risk. For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that all investments made by

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the Fund will be considered eligible for regulatory credit under the CRA. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund. For example, a state banking regulator may not consider the Fund eligible for regulatory credit. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA requirements.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of broad-based securities indexes. The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities. The indexes reflect no deductions for fees, expenses or taxes. Individuals cannot invest directly in an index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The returns in the bar chart and performance table assume reinvestment of all dividends and distributions.

As of the date of this Prospectus, Class A shares had not completed a full calendar year of operations; therefore, no performance information for Class A shares is provided. The returns for Class A shares may be lower than the returns of Class I shares shown in the bar chart and performance table because expenses of the two classes differ.

Performance Bar Chart1
Calendar Year Total Returns for Class I Shares2, †
(Results in the bar chart do not reflect taxes.)

1

The Fund commenced operations on July 28, 2008. The performance for periods prior to July 28, 2008 reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

2	The year to date total return as of September 30, 2009 was 8.29%.

During the periods shown in the chart for the Fund:

Best quarter:	Q3	2001	4.35%

Worst quarter:	Q4	1999	(2.17)%

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Performance Table1

Unlike the bar chart above, the investment results in the table below show returns after taxes based on rules mandated by the Securities and Exchange Commission (“SEC”). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table below shows after-tax returns for Class I shares. After-tax returns for Class A shares will vary.

Average Annual Total Returns (for the periods ended December 31, 2008) †

	Past Year	Past 5 Years	Past 10 Years	Since Inception[2]
Class I Return Before Taxes	3.11%	4.02%	5.03%	4.98%
Class I Return After Taxes on Distributions	1.26%	2.24%	2.93%	2.89%
Class I Return After Taxes on Distributions and Sale of Shares	2.00%	2.39%	3.01%	2.97%
Barclays Capital U.S. Securitized Index	4.64%	4.70%	5.69%	5.75%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	5.81%

1

The Fund commenced operations on July 28, 2008. The performance reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

2	Performance for this time period is based on an inception date of July 1, 1998.

†

The Fund’s performance was restated in September 2009 to reflect (i) corrections in the amounts of certain historical dividend payments, and (ii) corrections to dates during the 2003 through 2006 time period on which certain dividend payments were reinvested.

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Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees[3]	0.63%	0.63%
Interest Expense[4]	0.33%	0.33%
Distribution and Service (12b-1) Fees[5]	0.25%	None
Other Expenses[6]	0.11%	0.11%

Total Annual Fund Operating Expenses[7]	1.32%	1.07%

1

Sales charges decline for purchases of $100,000 or more. See “Distribution Arrangements/Sales Charges – Front-End Sales Charges” below. This sales charge will be waived for accounts invested through wrap programs in which the Fund participates.

2

A 1.00% contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Distribution Arrangements/Sales Charges – Contingent Deferred Sales Charges.”

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The Fund pays the Advisor an advisory fee at the annual rate of 0.50% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. For the fiscal year ended September 30, 2009, the use of leverage increased this ratio to 0.63% of the Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing. If the Fund did not use leverage, the annual Management Fees ratio would have been 0.50%.

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For the fiscal year ended September 30, 2009, the Fund employed leverage by borrowing in an amount equal to approximately 20% of the Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing. It is the Fund’s policy to borrow money only in amounts up to 25% of its average gross assets less accrued liabilities, other than indebtedness for borrowing.

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Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the Financial Industry Regulatory Authority. Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of average daily net assets attributable to Class A shares of the Fund. Currently, the Board of Trustees has approved an annual limit of 0.25%.

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The Advisor has agreed to waive fees or pay operating expenses through January 31, 2011, to maintain Other Expenses, which does not include Interest Expense, Management Fees or Distribution and Service (12b-1) Fees, at 0.20% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or payment is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. Other expenses include indirect fees and expenses of acquired funds less than 0.01%. For further information see “Investment Adviser.”

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Class A shares are a new class of shares of the Fund and the Total Annual Fund Operating Expenses shown for this class are restated to reflect the amounts for the current fiscal year and are expected to vary from the Class I shares only by the amount of the 12b-1 fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes:

•	a $10,000 investment

•	5% annual return and reinvestment of dividends and distributions

•	redemption at the end of each period shown

•	the Fund’s operating expenses remain the same (the first year assumes the expense limitation)

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class I

One Year After Purchase	$504	$109
Three Years After Purchase	$778	$340
Five Years After Purchase	$1,071	$590
Ten Years After Purchase	$1,906	$1,306

Additional Information

Designated Target Regions

At the time of their share purchase, investors meeting certain investment levels may elect to have their investment amounts invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. Regulated financial institutions make a Designated Target Region election for their investment for purposes of seeking CRA credit. Others may do so to target their investments to their community or jurisdiction. Investors who purchase under $500,000 are not eligible to select a Designated Target Region. Investors who purchase between $500,000 and $999,999 may elect to allocate their investment to a Designated Target Region at a single state or multiple state level. Investors who purchase over $1 million may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. In determining whether an investor is eligible to elect to allocate a particular investment to a Designated Target Region, that investment will be aggregated with the investor’s existing account value. Investors who do not select or are ineligible to select a Designated Target Region will be assigned to any geography within the United States determined by the Advisor. If eligible, an investor may elect a Designated Target Region by completing the appropriate section of the account application.

Each investor will be a shareholder of the Fund, not just of the investments in its Designated Target Region(s). The financial returns on a shareholder’s investment will be determined by that shareholder account’s proportionate share of the total assets in the Fund’s blended overall portfolio, not just by the performance of the assets in the Designated Target Region(s) selected by that shareholder.

Community Investments

Community Reinvestment Act of 1977. The CRA requires the four federal bank supervisory agencies, the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”), the Federal Deposit Insurance Corporation (“FDIC”), and the Office of Thrift Supervision (“OTS”), to encourage the institutions they regulate to help meet the credit needs of their local communities, including LMI neighborhoods. Each agency has promulgated rules for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size and business lines. An institution’s CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.

CRA Qualified Investments. A predecessor of the Fund received an interpretative letter from the Federal Financial Institutions Examination Council (“FFIEC”) stating that it was considered eligible for regulatory credit under the CRA. Throughout the period that the predecessor fund operated as a business development company, investments in the fund were considered qualified investments under the CRA. The Fund expects that, as a registered investment company, it will continue to be considered eligible, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies.

In most cases, “qualified investments,” as defined by the CRA, are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. For an institution to receive CRA credit with respect to the Fund’s shares, the Fund must hold CRA qualifying investments that relate to the institution’s assessment area.

As defined in the CRA, qualified investments are any lawful investments, deposits, membership shares or grants that have as their primary purpose community development. The term “community development” is defined in the CRA as: (1) affordable housing (including multifamily rental housing) for LMI individuals; (2) community services targeted to LMI individuals; (3) activities that promote economic development by financing businesses or farms that meet the size eligibility standards of applicable requirements or have gross annual revenues of $1 million or less; or (4) activities that revitalize or stabilize LMI geographies, designated disaster areas; or distressed or underserved non-metropolitan middle-income geographies designated by the federal banking regulators.

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Investments are not typically designated as qualifying investments at the time of issuance by any governmental agency. Accordingly, the Advisor must evaluate whether each potential investment may be a qualifying investment with respect to a specific shareholder. The final determinations that Fund shares are qualifying investments are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Advisor’s determinations.

In determining whether a particular investment is qualified, the Advisor will assess whether the investment has as its primary purpose community development. The Advisor will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas. For institutions whose primary regulator is the FRB, OCC or FDIC, the Advisor may also consider whether an investment revitalizes or stabilizes a designated disaster area or an area designated by those agencies as a distressed or underserved non-metropolitan middle-income area.

An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.

There may be a time lag between a purchase of Fund shares by an investor and the Fund’s acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA qualified investments in the relevant areas. In some cases, the Advisor expects that CRA qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA qualified investments in a particular area. The Advisor believes that investments in the Fund during these time periods will be considered CRA qualified investments, provided the purpose of the Fund includes serving the investing institution’s assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be a qualifying investment.

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Fund Management

Investment Advisor

The Fund is advised by the Advisor, which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009. The Advisor is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 18 million personal, business and public sector customers in North America and 53 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Advisor’s charter is to provide fixed income, equity and balanced portfolio management services to institutional and individual investors. As of September 30, 2009, the Advisor’s investment team managed approximately $40.4 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

Under the terms of the Fund’s investment advisory agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of fifty basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage to increase the amount of assets upon which it may charge a fee. As of September 30, 2009, the impact of leverage raised the management fee to approximately sixty-three basis points (0.63%).

The Advisor has agreed to waive fees or pay expenses through January 31, 2011, in order to limit the “Other Expenses” (which excludes interest expense, distribution fees and management fees, and also excluding brokerage and other investment-related costs, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund’s shares for sale in any jurisdiction, expenses incurred indirectly by the Fund as a result of investment in shares of another investment company, extraordinary expenses such as litigation and indemnification and other expenses not incurred in the ordinary course of the Fund’s business) to 0.20% of the Fund’s average monthly gross assets less accrued liabilities other than indebtedness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which the Advisor waives fees or pays expenses, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The Advisor provides certain administrative services to the Fund.

Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Advisor is included in the Fund’s Annual Report for the fiscal year ended September 30, 2009.

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Portfolio Managers

The Advisor is responsible for the overall management of the Fund’s portfolio. The Advisor employs a team approach to the management of the Fund, with no individual team member being solely responsible for investment decisions. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making processes and general daily oversight of the Fund’s portfolio. The portfolio team members are:

Portfolio Manager Name	Title	Role on Fund Since[1]	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years

John M. Huber	Senior Managing Director, Chief Investment Officer – Fixed Income	Co-Portfolio Manager on Fund since 10/2006	18 years	MBA Finance University of Minnesota, BA University of Iowa, CFA Member	Senior Managing Director and Chief Investment Officer – Fixed Income at the Advisor since 2004; Principal and senior portfolio manager, Galliard Capital Management, 1995 - 2004

David F. Sand	Managing Director, Chief Investment Officer	Co-Portfolio Manager on Fund since 05/1997	26 years	AB Princeton University, MA Public Administration, Harvard University	President, Chief Investment Officer and Co-Managing Member, Access Capital Strategies LLC since 1997

Brian Svendahl	Managing Director, Senior Portfolio Manager	Co-Portfolio Manager on Fund since 10/2006	16 years	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management, CFA Member	Managing Director and Senior Portfolio Manager at the Advisor since 2004; Risk Manager and Senior Vice President, Wells Fargo Brokerage Services, LLC, 2000 - 2005

Todd Brux	Managing Director, Senior Portfolio Manager	Co-Portfolio Manager on Fund since 11/2009	16 years	BS, University of Wisconsin, CFA Member	Managing Director and Senior Portfolio Manager at the Advisor since 2004; Senior Mortgage Trader, GMAC-RFC, 2004; Senior Fixed Income Analyst, Galliard Capital Management, 1999-2004

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Fund’s SAI.

1 The Fund commenced operations on July 28, 2008. The information in this column reflects the role of the portfolio managers on the Fund and the predecessor to the Fund, since inception.

Payments By Service Providers

The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

10

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each class of shares of the Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of the class.

1.	The NAV is calculated separately for each class of shares.

2.	You can find the Fund’s NAV daily in various newspapers, at www.bloomberg.com, www.rbcgam.us, or by calling 1-800-973-0073.

NAV=	Total Assets of Class – Liabilities
Number of Shares of Class
Outstanding

The per share NAV for each class of shares of the Fund is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or on days the primary trading markets for the Fund’s portfolio instruments are open.

Your order for purchase or sale of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund’s transfer agent on any day that the NYSE is open for business. For example: If you place a purchase order to buy shares of the Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase or redeem shares of the Fund on any day when the NYSE is open. Purchases and redemptions may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Fund may accept purchase and redemption orders on those days when the primary trading markets for the Fund’s portfolio instruments are open, and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. On such days, the Fund would also price shares, typically at 4:00 p.m. Eastern time.

Valuation of Portfolio Securities

On behalf of the Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. Debt obligations with remaining maturities of 60 days or less from date of purchase are valued at amortized cost. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, Board-approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that the Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution.

11

Investment Minimums

You may purchase shares of the Fund through the Fund’s Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Fund. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Minimum Initial Investment

Amount

Class I Shares

Regular Institutions or Individuals	$1,000,000

Through qualified retirement benefit plans	$0

Class A Shares

Regular Account	$2,500

Uniform Transfer/Gifts to Minors Accounts	$250

With Automatic Monthly Investments	$100

Minimum Additional Investment
Amount

Class I Shares

By mail or wire	$10,000

Class A Shares

By telephone, mail or wire	$100

With Automatic Monthly Investments	$50

1

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, UMBFS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

12

Purchasing and Adding to Your Shares

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

You may purchase shares directly from the Fund by completing a new account application. Contact UMBFS, the Fund’s transfer agent at 1-800-973-0073 or go to www.rbcgam.us to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	•	Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.

•

Make your check payable to “Access Capital Community Investment Fund.” The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the United States or other checks deemed to be high risk.

	•	Mail your application and check to:

Access Capital Community Investment Fund
P.O. Box 2175
Milwaukee, WI 53201-2175

	•	By overnight courier, send to:

Access Capital Community Investment Fund
803 West Michigan Street
Milwaukee, WI 53233-2301

By Wire	•	To purchase shares by wire, the Fund’s transfer agent must have received a completed application and issued an account number to you.

	•	Call 1-800-973-0073 for instructions prior to wiring funds.

	•	Send your investment to UMB Bank, n.a. with these instructions:

UMB Bank, n.a.
ABA# 101000695
For Credit to Access Capital Community Investment Fund
A/C# 9871418391
For further credit to: Access Capital Community Investment Fund;
investor account number; name(s) of investor(s); SSN or TIN

Questions?
Call 1-800-973-0073 or your investment representative.

13

To Add to an Account

To add to an account, you may follow any one of the following steps:

By Telephone (Class A Shares Only)	1-800-973-0073

You may make additional investments in Class A shares ($100 minimum) by telephone. After the Fund receives and accepts your request, the Fund will deduct from your checking account the cost of the shares.

By Mail	•	Make your check payable to “Access Capital Community Investment Fund.”

	•	Mail the stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:
• Account name and account number
• Share class

	•	Your investment must meet the minimum additional investment requirements for Class A shares or Class I shares.

	•	Mail your additional investment to:

Access Capital Community Investment Fund
P.O. Box 2175
Milwaukee, WI 53201-2175

	•	By overnight courier, send to:

Access Capital Community Investment Fund
803 West Michigan Street
Milwaukee, WI 53233-2301

By Wire	•	Send your investment to UMB Bank, n.a. with these instructions:

UMB Bank, n.a.
ABA# 101000695
For Credit to Access Capital Community Investment Fund
A/C# 9871418391
For further credit to: Access Capital Community Investment Fund;
investor account number; name(s) of investor(s); SSN or TIN

	•	Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the name of the Fund.

You should notify the Fund by telephone that you have sent a wire purchase order to UMBFS.

Automatic Monthly Investment (Class A Shares Only)

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via an automated clearing house (“ACH”). An initial investment of at least $100 is also required.

Questions?
Call 1-800-973-0073 or your investment representative.

14

Information Regarding Class A Shares

You can also add to your Class A shares account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an ACH whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 is also required.

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Fund without a sales charge. You must maintain the minimum balance in the Fund to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

Dividends and Distributions

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of the Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

15

Selling Your Shares

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

To sell shares please contact UMBFS, the Fund’s transfer agent:

By Phone	at 1-800-973-0073

You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Access Capital Community Investment Fund
P.O. Box 2175
Milwaukee, WI 53201-2175

1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

2. Mail or courier the letter to the applicable address above or below.

By Overnight	Access Capital Community Investment Fund
Courier	c/o UMBFS
803 West Michigan Street
Milwaukee, WI 53233-2301

By Wire

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $15 fee is deducted for Class A shares. If your written request is received in good order before 4:00 Eastern time, the Fund will normally wire the money on the following business day. If the Fund receives your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

Systematic Redemption Plan (Class A Shares Only)

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Fund will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply for Class A Shares.

16

You may withdraw from your account at any time in			Withdrawing Money from Your Fund Investment
the following amounts:			As a mutual fund shareholder, you are technically selling
shares when you request a withdrawal in cash. This is also
	•	any amount up to $50,000 for redemptions requested	known as redeeming shares or a redemption of shares.
by mail without a Medallion signature guarantee*

	•	any amount for redemptions requested by mail with a Medallion signature guarantee

	•	$1,000 or more for redemptions wired to a bank or similar account ($15 fee for Class A shares)**

	•	$50 or more for redemptions by a systematic redemption plan

	•	$100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

	•	up to $50,000 by telephone (for authorized accounts)

*

A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

A Medallion signature guarantee is required when sending proceeds from your account to another person or entity.

Please refer to “Additional Information about Purchasing and Selling Shares” below.

Questions?
Call 1-800-973-0073 or your investment representative.

17

Additional Information About Purchasing and Selling Shares

The Fund cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies. All purchases must be in U.S. dollars. Third-party checks, starter checks and credit card convenience checks are not accepted.

The Fund may waive its minimum purchase requirement.

Class A Eligibility. Class A shares of the Fund are available to investors who meet the minimum initial investment requirements. There is a $2,500 minimum initial investment requirement for Class A shares and a $100 minimum requirement for additional investments.

Class I Eligibility. Class I shares of the Fund are offered solely to individuals and institutions with a $1,000,000 minimum requirement for initial investment, and a $10,000 minimum requirement for additional investments. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider.

Minimum Account Size. You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for Class A shareholder accounts and $1,000,000 for Class I shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Timing of Purchases and Sales of Shares. You may purchase or sell shares of the Fund at their offering price, which is the NAV next determined after your request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a business day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time, on a business day will be processed the next business day at the next business day’s NAV. A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased along with payment for the shares. If you are paying with federal funds (wire), your order will be considered received when the Fund or its transfer agent receives the federal funds.

The Fund, its Advisor and its transfer agent reserve the right to reject any purchase request for any reason. The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.

The Fund attempts to send redemption proceeds as soon as practical. The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.

If you request a redemption within 15 days of purchase, the Fund will delay sending you proceeds until it has collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address as been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Customer Identification. Mutual funds, including the Fund, must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number and date of birth (as applicable). Entities such as trusts, estates, corporations and partnerships must provide other identifying information. The Fund or its agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Medallion Signature Guarantees. The Fund will require the Medallion signature guarantee of each account owner in the following situations: (1) to change ownership on your account; (2) to send redemption proceeds to a different address than is currently on the account; (3) to have the proceeds paid to someone other than the account’s owner; (4) to transmit redemption proceeds by federal funds wire or automated clearinghouse to a bank other than your bank of record; (5) to change the name on your account due to marriage or divorce; (6) if a change of address request has been received by the transfer agent within the last 30 days; or (7) if your redemption is for $50,000 or more.

18

A Medallion signature guarantee request may not be sent by facsimile. The Fund requires Medallion signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call 1-800-973-0073.

Redemption in Kind. The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

No Exchange Privilege. Shares of the Fund are not eligible to be exchanged for shares of other RBC Funds.

Form of Distributions. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via wire transfer, ACH, or have distributions reinvested back into your account with the Fund.

Telephone Purchase and Redemption Privileges. Shareholders who open accounts with the Fund are automatically granted telephone purchase and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and tape record the call.

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Fund may only be offered in the United States to United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares outside of the United States.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we may reject and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

19

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-973-0073 for more information.

•	Uniform Transfers/Gifts to Minors Accounts

•	Transfer on Death (“TOD”) Accounts

•	Accounts for corporations, partnerships and retirement plans

Telephone Services

The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. During periods of increased market activity, you may have difficulty reaching the Fund by telephone. If this happens, contact the Fund by mail.

Shareholder Mailings

To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one Prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the Fund at 1-800-973-0073 and requesting the additional copies of Fund documents.

20

Market Timing and Excessive Trading

Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The Fund does not accommodate market timers. On behalf of the Fund, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Fund for costs associated with it.

Restriction and Rejection of Purchase Orders. The Fund reserves the right to restrict or reject, for any reason, without any prior notice, any purchase order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment.

The Fund’s market timing policy applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the Fund may be limited in its ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Fund identifies an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if specified limits have not been reached, the Fund may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, the Fund reserves the right to restrict or reject a purchase order for any reason without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Fund and its agents to prevent market timing, there is no guarantee that the Fund will be able to prevent all such practices. For example, the Fund may receive purchase and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Fund being unable to monitor the purchase and redemption activity of a particular shareholder. To the extent that the Fund and its agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

To the extent that the Fund invests in securities that may trade infrequently, such as private placements, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Access Fund’s SAI. The Fund also makes certain portfolio securities information available on its website which is accessed by using the Fund’s link at www.rbcgam.us. Within 15 days of month-end, the Fund’s top ten holdings and related weightings, the total number of Fund holdings and the Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, the Fund’s complete portfolio holdings and weightings are posted until replaced by the next quarter’s information.

21

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund and ways to qualify for reduced sales charges. The Class I shares of the Fund have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A shares.

	Class A	Class I
Sales Charge (Load)	Maximum sales charge of 3.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%[1]	None

[1]

Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to a maximum annual limit of up to 0.50% of average daily net assets attributable to Class A shares of the Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.

Front-End Sales Charges

Front-end sales charges are imposed on sales of Class A shares of the Fund at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares” below.) These sales charges will be waived for purchases (i) in accounts invested through wrap programs in which the Fund participates, (ii) through “one-stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, advisory, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers, expressed as a percentage of the offering price of the Fund’s shares.

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $100,000	3.75%	3.90%	3.00%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%	0.00%**

*	A 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Contingent Deferred Sales Charge” below.
**	The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members. The following types of accounts in the Fund may be aggregated for purposes of reducing the initial sales charge:

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent. You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine your investment in the Fund’s Class A shares with purchases of Fund shares that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Fund along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases

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during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

Rights of Accumulation. You may also take into account the current value of your existing holdings in Class A shares of the Fund to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE FUND, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Fund’s website, www.rbcgam.us, or from your financial advisor.

Contingent Deferred Sales Charges

For Class A shares, a 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges

The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

The contingent deferred sales charge on Class A shares may also be waived for redemptions through a systematic withdrawal plan if such transactions do not exceed 12% of the value of an account annually.

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Distribution and Service (12b-1) Fees

The Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the 12b-1 plan, Class A is authorized to pay directly or reimburse the Distributor in connection with distribution and marketing Fund shares subject to an annual limit of up to 0.50% of average daily net assets attributable to Class A shares of the Fund. Up to 0.25% of this fee may be used for shareholder servicing. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

Additional Payments. The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

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Dividends, Distributions and Taxes

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund’s income, less expenses, is paid out in the form of dividends to its shareholders. Income dividends of the Fund are declared daily and distributed monthly. Net capital gains, if any, are declared and distributed at least annually. Dividends will also be paid at any time during the month upon total redemption of shares in an account.

Annual Statements. Each year, the Fund will notify you of the tax status of dividends and other distributions. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information. A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Avoid “Buying a Dividend.” If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of a Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. Dividends paid out of the Fund’s investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of net long-term capital gains, if any, earned by the Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

Because no portion of the Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders or for the dividends received deduction for corporate shareholders.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the period during which you held shares.

Backup Withholding. By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.

Other. Fund distributions also may be subject to state, local and foreign taxes. You should consult a tax advisor regarding the particular tax consequences of an investment in the Fund.

Organizational Structure

RBC Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in its Board of Trustees. At its inception in 1998, the Access Capital Strategies Community Investment Fund, the Fund’s predecessor, elected status as a business development company under the 1940 Act, but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the RBC Funds Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008. Throughout this Prospectus, where appropriate in light of the context, the term “Fund” includes the predecessor fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years of the Fund’s operations. Certain information reflects financial results for a single Fund share. From its inception until May 30, 2006, the Fund elected status as a business development company, and filed its financial reports on Forms 10-Q and 10-K. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Deloitte & Touche LLP, whose Report of the Independent Registered Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available at www.rbcgam.us or by calling 1-800-973-0073.

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Access Capital Community Investment Fund

	Class I(c)						Class A(b)
	For the year ended September 30,	For the Period June 1, 2008 to September 30,	For the Year Ended May 31,				For the period ended September 30,
	2009	2008(a)	2008	2007	2006	2005	2009

Per Share Operating Performance:
Net asset value, beginning of period	$9.41	$9.48	$9.46	$9.29	$9.82	$9.62	$9.47
Net Investment income(d)	0.50	0.16	0.46	0.44	0.45	0.48	0.31
Realized and unrealized gain (loss)	0.38	(0.07)	0.02	0.17	(0.53)	0.20	0.34
Total from investment operations	0.88	0.09	0.48	0.61	(0.08)	0.68	0.65
Less dividends from net investment income	(0.50)	(0.16)	(0.46)	(0.44)	(0.45)	(0.48)	(0.32)
Net asset value, end of period	$9.79	$9.41	$9.48	$9.46	$9.29	$9.82	$9.80

Total Investment Return:(e)
Based on net asset value per share	9.59%	1.02%	5.19%	6.65%	(0.83)%	7.14%	7.11%

Ratios to Average Net Assets:(f)
Total expenses, net of reimbursement and excluding interest expense and investment structuring fees(g)	0.74%	0.86%	0.93%	0.79%	0.74%	0.85%	1.00%
Total expenses, excluding interest expense (i)	0.74%	0.86%	0.93%	0.83%	0.73%	0.74%	1.25%
Net expenses	1.06%	1.61%	1.99%	1.48%	1.32%	1.13%	1.11%
Investment income—net	5.16%	5.17%	4.83%	4.55%	4.72%	4.87%	4.77%

Ratios to Average Net Assets, Plus Average Borrowings:(f)(h)
Total expenses, net of reimbursement and excluding interest expense and investment structuring fees(g)	0.59%	0.67%	0.75%	0.70%	0.65%	0.72%	0.81%
Total expenses, excluding interest expense	0.59%	0.67%	0.75%	0.74%	0.64%	0.63%	1.02%
Net expenses	0.85%	1.25%	1.60%	1.31%	1.16%	0.96%	0.90%
Investment income—net	4.12%	4.00%	3.88%	4.03%	4.13%	4.13%	3.89%

Supplemental Data:
Net assets, end of period (in thousands)	$561,148	$543,404	$513,723	$474,720	$449,324	$388,299	$8,662
Portfolio turnover	10%	1%	19%	23%	21%	33%	10%

(a)	Effective September 30, 2008, the Fund’s fiscal year end changed from May 31 to September 30.

(b)	For the period January 29, 2009 (commencement of operations) to September 30, 2009.

(c)	The existing share class was renamed Class I Shares with the commencement of Class A Shares on January 29, 2009.

(d)	Based on average shares outstanding.

(e)	Total investment returns exclude the effect of sales charge.

(f)	Annualized for those periods that are less than one year.

(g)

During the fiscal years ended May 31, 2006 and 2005, to the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) were less then 0.25% of the Fund’s monthly average net assets, the Fund repaid the Fund’s investment adviser and sub-adviser for operating expenses previously borne or reimbursed.

(h)	These ratios are calculated based upon the average net assets plus average borrowings.

(i)	Total expenses of the Fund for the period ended September 30, 2009 were 1.36% and 1.06% for Class A and Class I shares, respectively.

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Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the RBC Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:

	•	Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

	•	Account History, including information about the transactions and balances in a customer’s accounts; and

	•	Correspondence, written, telephonic or electronic between a customer and the Fund or service providers to the RBC Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the Fund under one or more of these circumstances:

	•	As Authorized — if you request or authorize the disclosure of the information.

•
As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:

	•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

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For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker that sells the Fund, or contacting the Fund at:

Access Capital
P.O. Box 2175
Milwaukee, WI 53201-2175
Telephone: 1-800-973-0073

You may also visit the Fund’s website at www.rbcgam.us for a free copy of the Fund’s Prospectus, SAI or annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

Access Capital
P.O. Box 2175
Milwaukee, WI 53201-2175

RBC AC PROSP 11/09

RBC FUNDS TRUST

100 SOUTH FIFTH STREET, SUITE 2300
MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION
(800) 422-2766 (for all Funds except the Access Fund)
(800) 973-0073 (for the Access Fund)

STATEMENT OF ADDITIONAL INFORMATION

November 24, 2009

For each of the following Funds:

—	RBC Mid Cap Growth Fund
—	RBC Enterprise Fund
—	RBC Small Cap Core Fund
—	RBC Microcap Value Fund
—	Access Capital Community Investment Fund

This Statement of Additional Information (“SAI”) describes the Equity Funds (RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund and RBC Microcap Value Fund) and the Access Capital Community Investment Fund (the “Access Fund”) (each a “Fund”) of RBC Funds Trust (the “Trust”) (previously known as Tamarack Funds Trust) advised by Voyageur Asset Management Inc. (the “Advisor”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009.

Each Fund has a distinct investment objective and policies. Shares of the Access Fund and the Equity Funds are sold to the public by Tamarack Distributors Inc. (the “Distributor”) as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Equity Funds or the prospectus for the Access Fund, each dated November 24, 2009 (individually or collectively, the “Prospectus”), as applicable. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related reports of the independent registered public accounting firm in each Fund’s Annual Report for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.rbcgam.us.

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3

INVESTMENT POLICIES

The investment objective and principal investment strategies of each Fund are set forth in that Fund’s prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. Unless otherwise indicated, each investment policy and practice applies to all Funds.

DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES

BANK AND SAVINGS AND LOAN OBLIGATIONS (EQUITY FUNDS). These obligations include negotiable certificates of deposit, bank notes and bankers’ acceptances. The Funds may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. Savings and loan investments are limited to obligations issued by entities with assets in excess of $1 billion, are members of the Federal Home Loan Banks Association and are insured by the Federal Savings and Loan Insurance Corporation. Certificates of deposit and bank notes are short-term, interest-bearing negotiable certificates issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

CASH MANAGEMENT (ALL FUNDS). The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund (other than the Access Fund) attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Funds will apply the following criteria to their investments:

(1)

Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)

Commercial paper will be limited to companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)

The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Funds’ net asset value.

COMMERCIAL PAPER (ALL FUNDS). The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, may be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.

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CONVERTIBLE SECURITIES (EQUITY FUNDS). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

CORPORATE DEBT SECURITIES (ALL FUNDS). The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for each Fund, or if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest. Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

CREDIT ENHANCEMENT (ACCESS FUND). Most of the Fund’s investments will have one or more forms of credit enhancement. An investor (e.g., the Fund) in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue’s credit quality and appropriate pricing level. In the case of the Fund, these credit enhancers will include Fannie Mae, Freddie Mac, and Ginnie Mae, as well as FHA and other government sponsored enterprises (“GSEs”).

If an underlying loan defaults on a Fund investment that has credit enhancement, funds received from the credit enhancer to meet the financial obligation will result in principal prepayment. Such an event may require the Advisor to arrange for another investment as a replacement in the Fund’s portfolio. There can be no assurance that the Advisor would be able to arrange an alternative investment with comparable returns and/or terms to the prepaid investment, or that the process of arranging such alternative investment would not add to the costs of managing the Fund.

The Fund may invest more than 25% of its assets in securities for which a single credit enhancer provides enhancement. There can be no assurance that one or more of the credit enhancers will not cease to exist or sustain substantial changes to their mandate, or that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment. The Fund is not obligated to sell an investment that has experienced a credit downgrade. Obligations of U.S. Government agencies, authorities, instrumentalities and GSEs (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

DERIVATIVES (ALL FUNDS). A derivative is a financial instrument which has a value that is based on (“derived from”) the value of one or more other assets, such as securities, currencies or commodities. Derivatives include options, futures, options on futures, and swap agreements (see additional disclosure below.) The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes. The Access Fund is permitted to use derivatives only for hedging purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; 2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; or 3) Pricing or Valuation risk: the risk that a derivative may

5

not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Advisor to forecast certain economic trends, such as interest rates. If the Advisor incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leveraged exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the Investment Company Act of 1940, as amended, (the “1940 Act”) prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Futures. The Funds may enter into futures contracts, which are contracts between two parties for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

Options. A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a “covered put.” When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated or earmarked account with its custodian consisting solely of liquid assets equal to its liability under the option, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Advisor and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Advisor’s policies and procedures. OTC options are subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”), provided that OTC option transactions by a Fund with a primary

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U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

It may be a Fund’s policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Options on Futures Contracts. The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

Risks of Futures and Related Options Investments. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund’s use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Advisor’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.

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There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited.

A Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a “commodity pool” and the Advisor is not deemed to be a “commodity pool operator” under the Commodity Exchange Act and the Funds and the Advisor are not subject to registration or regulation as such under the Commodity Exchange Act. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate.

A Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by a Fund. As open-end investment companies, registered with the U.S. Securities and Exchange Commission (“SEC”), the Funds are subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, each Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures a Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

Foreign Currency Options (Equity Funds). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts (Equity Funds). Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the

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relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

Swap Agreements (Access Fund). The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities and credit swaps. A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments are based on the specific dollar amount (generally referred to as the notional amount), invested in the asset, interest rate, or index. Examples of some types of swap agreements in which the Fund may engage are interest rate swaps, index swaps and total return swaps. Generally swap agreements are structured so that the specified payments due from each counterparty are netted, with net payment being made only to the counterparty entitled to receive such payment.

As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Advisor will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. Swap agreements may be subject to the Fund’s limitations on illiquid securities.

Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. Swaps are also subject to counterparty risk, which is the risk that the other party to the agreement will fail to make required payments at the specified time. The swap market is dominated by a small group of counterparties whose size and portfolio complexity may render meaningful credit evaluation difficult or impossible. The swap market is relatively new and is largely unregulated. It is possible that changes in the market, including potential government regulation, could adversely affect a Fund’s ability to terminate an existing swap agreement or affect the amount to be realized under an agreement.

FOREIGN SECURITIES (EQUITY FUNDS). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and enter into contracts to purchase securities at a predetermined price or yield for settlement and delivery at a future date beyond the customary settlement period for that type of security. The Fund must maintain a segregated or earmarked account with the Trust’s custodian in an amount sufficient to meet its purchase commitments, in accordance with procedures approved by the Trust, or enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

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Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates.

In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

IDENTIFYING INVESTMENT OPPORTUNITIES (ACCESS FUND). Upon the choice of one or more Designated Target Regions, the Fund will begin the search and design process for the private placement debt securities to be created in the Designated Target Regions. First, the Fund will subject potential investments to the due diligence traditionally employed in evaluating private placement debt securities. Such securities will be purchased by the Fund only after the due diligence process has been satisfied. Second, the Fund will analyze potential investments to ensure that they represent a commitment of capital to community development activities serving low- and moderate-income individuals. Further, the Fund must have a reasonable level of confidence that the expected rate of return from the proposed investment will contribute to the Fund’s investment objective.

Investment opportunities will be brought to the Fund through a variety of channels. Prospective issuers of securities, including Federal, state, and other public sector agencies, may contact the Fund with potential investment programs. Investment bankers or financial advisors may also work to develop debt securities for the Fund. Alternatively, the Fund may approach prospective issuers or investment banks with suggestions for debt securities that could be purchased by the Fund.

The second avenue for the creation of Fund investments is through identifying existing inventories of community investments that do not have access to capital markets investors. These inventories may be loans issued by financial institutions including non-bank lenders or other originators such as revolving loan funds, community development corporations (“CDCs”), community development financial institutions (“CDFIs”), and state or local economic development authorities. Community-based loan originators, traditional and non-traditional, are often constrained as to the amount of capital that may be allocated to the extension of new loans. These originators may be capable of using their skills and existing presence in the community to originate new loans but cannot do so due to scarcity of new loan capital. If the Fund can liquefy these inventories and turn the existing, seasoned loans into Fund investments, these originators could then re-lend in the community with the proceeds they receive from the sale of their loan portfolios. Increasing the velocity of capital emanating from community-based loan originators will help the Fund realize its financial and economic goals, which are identical to the Fund’s investment objective. The Advisor will seek assurances from the sellers that they will use the proceeds from existing loans sold to the Fund to make new loan capital available to the targeted communities. Such investments will not result in any additional risk because any greater risk of the underlying collateral loans is absorbed through the credit enhancement process.

There is no assurance that there will be a sufficient number of attractive potential investments available to the Fund. While the Fund believes it offers a unique investment vehicle at this time, in some instances, particularly with housing-related investments, it is possible that there will be competition from other investors seeking to invest in the same types of securities, including those for which there may be a limited supply (e.g., privately placed debt securities in the same Designated Target Regions in which the Fund invests). Such other investors may have greater resources than the Fund. Furthermore, the Fund’s need to comply with provisions of the 1940 Act and provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) might restrict the Fund’s flexibility as compared to that of its competitors. The need to compete for investment opportunities may make it necessary for the Fund to offer more attractive transaction terms than otherwise might be the case.

ILLIQUID AND RESTRICTED SECURITIES (ALL FUNDS). A Fund may invest up to 15% of its net assets in illiquid securities, defined as securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment

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companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds’ investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

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“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

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“Qubes” (QQQ), which invest in the stocks of the NASDAQ® 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares,” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

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“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

LEGISLATION AND REGULATION (ACCESS FUND). Many aspects of the Fund’s investment objective are directly affected by the Community Reinvestment Act of 1977 (the “CRA”), and related national and local legal and regulatory environments. Changes in laws, regulations, or the interpretation of regulations could all pose risks to the successful realization of the Fund’s investment objective. It is not known what changes, if any, may be made to the CRA in the future and what impact these changes could have on regulators or the various states that have their own versions of the CRA. Changes in the CRA might affect Fund operations and might pose a risk to the successful realization of the Fund’s investment objective. In particular, repeal of the CRA would significantly reduce the attractiveness of Fund ownership for regulated investors. There is no guarantee that an investor will receive CRA credit for is investment in the Fund. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA obligations.

LEVERAGE (ACCESS FUND). The Fund may borrow money from banks and may also enter into reverse repurchase agreements to obtain additional funds to make investments. Typically the Fund borrows to satisfy shareholder redemptions, if necessary, but it also is authorized to borrow to finance additional investments. The Fund will borrow to finance additional investments only when the Advisor believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. A decision by the Advisor to cause the Fund to borrow additional funds will increase the amount of the management fee, which creates a potential conflict of interest.

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Engaging in borrowings or entering into reverse repurchase agreements may be deemed to create leverage. The use of leverage increases investment risk. Although leverage can enhance return on invested capital, if the return on the investments purchased with borrowed funds fails to cover the fixed cost of the borrowings, or if the return is negative, the value of the Fund’s net assets will decline more rapidly than would be the case in the absence of leverage. For this reason, leverage increases investment risk and is considered a speculative investment technique. The Fund expects to be required to pledge portfolio assets as collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. In addition, if the interest rates on floating or variable rate borrowings increase at a time when the Fund holds fixed-rate securities or the Fund holds variable rate securities whose interest rates do not increase as much as the rate on the Fund’s borrowings, the Fund’s income and yield will be adversely affected. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future (e.g., by limiting the Fund’s ability to incur additional debt), and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion. The Board of Trustees monitors the use of leverage. The range of leverage for the Fund and its predecessor from 1998 through 2009 has been between 0% and 25%.

Even though mutual funds generally may borrow money from banks in amounts up to 1/3 of the value of their total assets, less all liabilities and indebtedness not represented by senior securities, the Fund has adopted a fundamental policy to borrow money only in amounts up to 25% of the Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing.

MORTGAGE-RELATED SECURITIES (ACCESS FUND). Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association (“GNMA”)); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities issued by private issuers may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit issued by governmental entities, private insurers or the mortgage poolers.

Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the “CPR”), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

The Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”

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Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

MUNICIPAL OBLIGATIONS (ACCESS FUND). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. These obligations are generally classified as either “general obligation” or “revenue” bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of interest and principal. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under “Fannie Mae” (Federal National Mortgage Association) or “Ginnie Mae” (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit the Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds may be used to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

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Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.

The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the prospectuses and this Statement of Additional Information, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Fund may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Fund’s portfolio. Upon the effectiveness of any legislation that materially affects the Fund’s ability to achieve its investment objectives, the Board of Trustees will reevaluate the Fund’s investment objectives and policies.

NON-DIVERSIFIED STATUS (ACCESS FUND). The Fund is classified as a “non-diversified” investment company under the 1940 Act. Under the 1940 Act, a “diversified” investment company is a management company that, with respect to at least 75% of the value of its total assets, is invested in cash and cash items, Government securities, securities of other investment companies, and securities of other issuers so long as the management company does not own an amount greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer. As a “non-diversified” investment company, the Fund is not required to meet these requirements. However, the Fund is qualified as a RIC under the Code and is, therefore, subject to the diversification standards of Subchapter M of the Code. Nevertheless, the Fund’s net asset value will be subject to a greater risk of loss than if the Fund were more widely diversified.

The Fund must meet a number of diversification requirements to qualify as a RIC and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors. Furthermore, there can be no assurance that the Fund would be able to meet those requirements through such actions.

PRIVATE PLACEMENT SECURITIES (ACCESS FUND). Fund investments may include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities; however, the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. The Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS). All Funds may invest in equity or debt real estate investment trusts (“REITs”). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Code and may also fail to maintain its exemption from registration under the 1940 Act. Also,

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REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. All reverse repurchase agreement counterparties will be approved consistent with the Advisor’s policies and procedures. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowing by a Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).

SHORT SALES AGAINST THE BOX (EQUITY FUNDS). Each Equity Fund may engage in short sales against the box, in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns, or has the right to obtain without incurring additional cost, an equal amount of the security being sold short. This investment technique is known as a “short sale against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Advisor to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

TEMPORARY DEFENSIVE POSITIONS (EQUITY FUNDS). In an attempt to respond to adverse market, economic, political or other conditions, the Funds (other than the Access Fund) may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and

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repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Bank Obligations,” “Commercial Paper,” “Corporate Debt Securities,” “Repurchase Agreements” and “Variable and Floating Rate Demand and Master Demand Notes”.) The RBC Mid Cap Growth Fund’s defensive investments may include instruments rated in the top three rating categories, but up to 15% of each Equity Fund’s assets may be invested in securities rated BBB or Baa by S&P or Moody’s. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

During such periods when the Funds are not investing according to their principal investment strategies, it is possible the Funds may not achieve their investment objectives.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). The Government Obligations in which the Funds may invest include:

•	Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, which have a maturity of up to one year, and notes and bonds, which have longer maturities;

•

Notes, bonds and discount notes issued and guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the United States, such as mortgage-backed certificates issued by the Government National Mortgage Association;

•

Notes, bonds and discount notes of U.S. Government agencies or instrumentalities which are able to borrow from the U.S. Treasury, subject to certain limits, such as obligations of the Federal Home Loan Bank;

•

Notes, bonds and discount notes of other U.S. Government instrumentalities backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and

•

Other obligations backed only by the credit of the agency or instrumentality issuing the obligation, such as obligations of the Federal Farm Credit Banks. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund’s shares.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the prospectus for other comparable debt obligations.

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INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)

Each Fund is an open-end management investment company and each Fund (other than the Access Fund) has elected to be classified as a diversified series and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

(2)

Each Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(3)

Each Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(4)

Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

Each Fund (other than the Access Fund) will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

The Access Fund will not purchase or sell real estate, commodities or commodity contracts, but subject to its other investment policies and restrictions, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

(6)

Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

Each Fund (other than the Access Fund) will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Access Fund will not invest less than 25% of its total assets in the affordable housing industry. By “affordable housing industry” the Fund intends to include in its portfolio asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low and moderate income individuals and communities.

(8)

Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain liquid assets in a segregated or earmarked account for the period of its obligation under such contract or option in an amount equal to its obligations under such contracts or options, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues. For the Access Fund, except with respect to investment policy number 2, if a percentage restriction on the investment or use of assets set forth above is

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adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

Non-Fundamental Investment Restrictions

Certain Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

The RBC Mid Cap Growth Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).

RBC Mid Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-sized companies. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of companies in the Russell Midcap® Growth Index at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy.

RBC Small Cap Core Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy.

RBC Microcap Value Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of microcap value stocks. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in its policy of investing at least 80% of its assets in microcap stocks. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a medallion signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.

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The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

The Funds will transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a proper redemption request has been received usually no later than the third business day after it is received. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Funds reserve the right to refuse a telephone or fund website redemption request and may pay such redemption by wire or check. The Funds may reduce or waive the $10 charge ($15 for the Access Fund) for wiring redemption proceeds in connection with certain accounts.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

As disclosed in the prospectus for the Equity Funds, a 2.00% fee is imposed on redemptions or exchanges of shares of the Equity Funds within 30 days of purchase. The Access Fund is not subject to a redemption fee. This redemption fee will not be imposed in certain situations, such as: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); (iii) shares redeemed in accordance with the systematic monthly redemption plan or monthly exchange program; (iv) redemptions following the death or disability of a shareholder; or (v) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program (not at the direction of the investment advisor’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Equity Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2.00% discount, which is referred to in the Equity Funds’ Prospectus and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How Share Price is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets are restricted by applicable rules and regulations of the SEC; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

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Shares

Each of the classes of shares of the Funds is sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Access Fund and the Equity Funds offer the following classes of shares, as noted below.

Class A Shares —	All Funds

Class C Shares —	All Equity Funds

Class I Shares —

RBC Mid Cap Growth Fund, RBC Enterprise Fund and Access Fund. Class I shares of RBC Mid Cap Growth Fund and RBC Enterprise Fund are offered to institutions or individuals (there is a $250,000 minimum requirement for initial investment). Class I shares of the Access Fund are offered to individuals and institutions with a $1,000,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Funds listed in this paragraph does not apply to investments by employees of the Advisor or its affiliates; officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (i.e., spouse or domestic partner and any dependent children). The RBC Small Cap Core Fund and RBC Microcap Value Fund do not offer Class I shares.

Class R Shares —

All Equity Funds. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class S Shares —	All Equity Funds

EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds (except the Access Fund) offer convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the Prime Money Market Fund, the Share class must be the same in the two Funds involved in the exchange. Exchanges to the Prime Money Market Fund will be into the RBC Institutional Class 1 Shares. Shares exchanged within 30 days of purchase generally will be subject to a redemption fee of 2.00% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

With the exception of exchanges to the Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Trust’s business. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The age, address, principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below. Each Trustee and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement. No Trustee serves as a director or trustee of another mutual fund.

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INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee
T. Geron Bell (68)	Indefinite (Trustee since January 2004)	President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)	10	None

Lucy Hancock Bode (58)	Indefinite (Trustee since January 2004)	Healthcare consultant (self-employed)	10	BioSignia

Leslie H. Garner Jr. (59)	Indefinite (Trustee since January 2004)	President, Cornell College	10	None

Ronald James (58)	Indefinite (Trustee since January 2004)	President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)	10	Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (60)	Indefinite (Trustee since January 2004)	Chief Investment Officer, Hall Family Foundation	10	None

H. David Rybolt (67)	Indefinite (Trustee since January 2004)	Consultant, HDR Associates (management consulting)	10	None

James R. Seward (57)	Indefinite (Trustee since January 2004)	Private investor (2000 to present); CFA	10	Syntroleum Corp.; Brookdale Senior Living Inc.

William B. Taylor (64)	Indefinite (Trustee since September 2005)	Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP	10	J.E. Dunn Vermont Assurance

INTERESTED TRUSTEE

Erik R. Preus(2) (44)	Indefinite (Trustee since September 2005)	President and Chief Executive Officer, RBC Funds Trust (2006 to present); Head, Strategic Relationships Group, Voyageur Asset Management (2009 to present); Head of Retail Asset Management, Voyageur Asset Management (2006 -2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)	10	None

(1)	The mailing address for each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

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Executive Officers

Name, Age and Address (1)	Position, Term of Office and Length of Time Served With the Trust	Principal Occupation(s) During Past 5 Years

Erik R. Preus (44)	President and Chief Executive Officer since September 2006

Head, Strategic Relationships Group, Voyageur Asset Management (2009 to present); Head of Retail Asset Management, Voyageur Asset Management (2006 -2009); Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004).

James A. Gallo (45) PNC Global Investment Servicing 760 Moore Road King of Prussia, PA 19406	Treasurer since October 2007	Senior Vice President and Managing Director, PNC Global Investment Servicing (2002 to present); Vice President and Executive Director, Morgan Stanley (1998-2002).

Kathleen A. Hegna (42)	Chief Financial Officer and Principal Accounting Officer since May 2009

Associate Vice President and Director, Mutual Fund Accounting and Administration, Voyageur Asset Management (2009 to present); Senior Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis – Mutual Funds, Ameriprise Financial (2001-2005).

Kathleen A. Gorman (45)	Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Chief Compliance Officer, RBC Funds Trust (2006 to present); Chief Compliance Officer, Voyageur Asset Management (2006 - 2009), Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004).

Lee Greenhalgh (38)	Chief Legal Officer and Secretary since 2008	Associate General Counsel, RBC Capital Markets Corporation (2006 to Present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004).

John M. Huber (41)	Chief Investment Officer, Fixed Income Products since February 2005	Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004 to present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004).

Gordon Telfer (43)	Chief Investment Officer, Equity Products since October 2009, Portfolio Strategist from March 2004 to October 2009

Director of Equities – U.S., Voyageur Asset Management (June 2009 to present); Head of Growth Equities, Voyageur Asset Management (2008-2009); Senior Portfolio Manager, Voyageur Asset Management (2004 - 2008); Managing Director, Voyageur Asset Management (2007 to present); Vice President, Voyageur Asset Management (2004-2007).

Access Capital Community Investment Fund Officers

Name, Age and Address (1)	Position, Term of Office and Length of Time Served With the Trust	Principal Occupation(s) During Past 5 Years

Ronald A. Homer (62)	President since July 2008

Managing Director, Voyageur Asset Management and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman: Access Capital Strategies Community Investment Fund (1998-July 2008).

David F. Sand (52)	Chief Investment Officer since July 2008

Managing Director, Voyageur Asset Management and Chief Investment Officer, Access Capital Community Investment Fund (July 2008 to present); President, Chief Investment Officer and Co-Managing Member, Access Capital Strategies LLC (1997- July 2008); Chief Investment Officer Access Capital Strategies Community Investment Fund, Inc. (1998 - July 2008).

(1)	Except as otherwise noted, the address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

The Trust has an Audit Committee consisting of Trustees that are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). Current members are Messrs. Garner, Rybolt and Taylor. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ basis accounting system and the effectiveness

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of the internal accounting controls of the Funds and their service providers. For the fiscal year ended September 30, 2009, the Audit Committee met three times.

The Trust has a Nominating Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by to the full Board. For non-Independent Trustees, the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the RBC Funds, should be submitted to the Chair of the Committee at the address maintained for communications with Independent Trustees. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended September 30, 2009, the Nominating Committee did not meet.

The Trust has a Corporate Governance Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. For the fiscal year ended September 30, 2009, the Corporate Governance Committee met four times.

The Trust has a Valuation, Portfolio Management and Performance Committee currently comprised of Ms. Bode and Messrs. Bell, Preus, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to investigate matters brought to its attention within the scope of its duties; (6) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2009, the Valuation Committee met four times.

The Trust has a Compliance Committee currently comprised of the following Independent Trustees: Messrs. Bell, Garner, and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2009, the Compliance Committee met three times.

As of December 31, 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds, except as indicated below:

Fund	Class	% of Class Owned

RBC Enterprise Fund	A	2.18%
RBC Enterprise Fund	C	1.06%

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The table below shows the value of each Trustee’s holdings in the RBC Funds as of December 31, 2008.

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

T. Geron Bell		$10,001 to $50,000
RBC Mid Cap Growth Fund	$10,001 to $50,000

Lucy Hancock Bode		$10,001 to $50,000
RBC Microcap Value Fund	$10,001 to $50,000

Leslie H. Garner Jr.		$50,001 to $100,000*
RBC Mid Cap Growth Fund	$10,001 to $50,000

Ronald James		$10,001 to $50,000
RBC Enterprise Fund	$10,001 to $50,000

John A. MacDonald		$10,001 to $50,000
RBC Mid Cap Growth Fund	$1 to $10,000
RBC Microcap Value Fund	$1 to $10,000

H. David Rybolt		Over $100,000*
RBC Mid Cap Growth Fund	$1 to $10,000
RBC Enterprise Fund	$50,001 to $100,000
RBC Microcap Value Fund	$10,001 to $50,000

James R. Seward		Over $100,000
RBC Enterprise Fund	$50,001 to $100,000
RBC Microcap Value Fund	$50,001 to $100,000

William B. Taylor		$10,001 to $50,000
RBC Enterprise Fund	$1 to $10,000
RBC Small Cap Core Fund	$1 to $10,000
RBC Microcap Value Fund	$1 to $10,000
RBC Mid Cap Growth Fund	$1 to $10,000

*Includes shares of RBC Funds that have been liquidated or reorganized to another fund family, but were held by the Trustee as of December 31, 2008.

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Erik Preus		$50,001 to $100,000
RBC Mid Cap Growth Fund	$10,001 to $50,000

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $20,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust’s fiscal year ended September 30, 2009.

	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†

Independent Trustees

T. Geron Bell	$50,700	None	None	$50,700
Lucy Hancock Bode	49,700	None	None	49,700
Leslie H. Garner, Jr.	50,700	None	None	50,700
Ronald James	50,700	None	None	50,700
John A. MacDonald	48,700	None	None	48,700
H. David Rybolt	49,700	None	None	49,700
James R. Seward	50,200	None	None	50,200
William B. Taylor	48,200	None	None	48,200

Interested Trustee

Erik R. Preus	None	None	None	None

† The Fund Complex consists of the Trust, which currently offers 10 portfolios.

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PRINCIPAL SHAREHOLDERS

As of November 1, 2009, the persons listed below owned of record or beneficially more than 5% of the indicated class of shares of each Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

RBC MID CAP GROWTH FUND

Class A

Name & Address	Shares Owned	%
RBC CAPITAL MARKETS CORP.*	1,047,419	48.25%
FBO RBC DAIN RAUSCHER INC.
WEALTH ACCUMULATION PLAN
NEW YORK, NY

Class C

Name & Address	Shares Owned	%
PERSHING LLC*	6,596	80.11%
JERSEY CITY, NJ

RBC CAPITAL MARKETS CORP FBO	592	7.18%
MORRIS H ANDERSON
CEDAR RAPIDS, IA

FIRST CLEARING LLC	531	6.45%
JOAN M WOJTCZAK IRA
CUMMING, GA

Class I

Name & Address	Shares Owned	%
NFS LLC FEBO*	3,208,378	75.62%
FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS
COVINGTON, KY

STATE STREET BANK TTEE	698,579	16.47%
KAYDON CORPORATION RETIREMENT & PENSION PLAN MASTER TRUST
NORTH QUINCY, MA

Class R

Name & Address	Shares Owned	%
TAMARACK DISTRIBUTORS INC.	1,541	68.93%
MINNEAPOLIS, MN

FRONTIER TRUST COMPANY FBO	694	31.07%
SANFORD PEDIATRICS PA 401 K PLAN
FARGO, ND

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Class S

Name & Address	Shares Owned	%
STATE STREET BANK & TRUST CUST	61,594	37.81%
IRA R/O KANTI L. HAVALDAR
MARYVILLE, MO

STATE STREET BANK & TRUST CUST	12,582	7.72%
RICHARD T HOOS IRA R/O
FRANKLIN, TN
PERRY FORRER SMITH CUST
MARGARET M. SMITH
UNIF GIFT TO MIN ACT NY
DELMAR, NY	10,665	6.55%

RBC ENTERPRISE FUND

Class A

Name & Address	Shares Owned	%
OPPENHEIMER & CO INC	18,712	7.57%
FBO JOEL PRZYBILLA AND
NOELLE PRZYBILLA JTWROS
BROOKFIELD, WI

Class I

Name & Address	Shares Owned	%
NFS LLC FEBO	1,550,326	82.78%
FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS
COVINGTON, KY

GREAT ROCHESTER HEALTH FOUNDATION	322,003	17.19%
ROCHESTER, NY

Class R

Name & Address	Shares Owned	%
NFS LLC FEBO	1,410	47.35%
PRUDENTIAL BANK & TRUST FSB
IRA ROLLOVER
FBO THEODORE E. WORCESTER
COLORADO SPRINGS, CO

TAMARACK DISTRIBUTORS INC.	1,230	41.32%
MINNEAPOLIS, MN

Class S

Name & Address	Shares Owned	%
QUINCY MUTUAL FIRE INS CO	1,060,528	12.41%
QUINCY, MA

CHARLES SCHWAB & CO. INC.	928,715	10.87%
REINVEST ACCOUNT*
SAN FRANCISCO, CA

NATIONAL FINANCIAL SVC CORP	715,188	8.37%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
NEW YORK, NY

STRATEVEST GROUP N ABRATTLEBORO, VT	490,325	5.74%

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RBC SMALL CAP CORE FUND

Class A

Name & Address	Shares Owned	%
MCB TRUST SERVICES CUST	5,598	15.08%
FBO QUANTECH SERVICES 401K PLAN
DENVER, CO

STATE STREET BANK & TRUST CUST	2,404	6.48%
ELMER M DOHERTY MD DCD IRA
FBO TERENCE MICHAEL DOHERTY
MINNEAPOLIS, MN

OPPENHEIMER & CO INC. FBO	2,340	6.30%
LAKE COUNTRY PATHOLOGISTS SC PSP
MILWAUKEE, WI

Class C

Name & Address	Shares Owned	%
CHARLES SCHWAB & CO INC*	10,505	93.03%
SPECIAL CUST ACCT FBO CUSTOMERS
SAN FRANCISCO, CA

Class R

Name & Address	Shares Owned	%
TAMARACK DISTRIBUTORS INC	988	55.91%
MINNEAPOLIS, MN

E TRADE CLEARING LLC*	359	20.31%
W SACRAMENTO, CA

MG TRUST COMPANY CUST FBO	217	12.27%
RAYBEAM SOLUTIONS INC EMPLOYEES S
DENVER, CO

FRONTIER TRUST COMPANY FBO	203	11.51%
AMERICAN STAR RETIREMENT PLAN 2091
FARGO, ND

Class S

Name & Address	Shares Owned	%
DONALD A. PELS	478,155	20.81%
NEW YORK, NY

CHARLES SCHWAB & CO INC	352,146	15.33%
REINVEST ACCOUNT*
SAN FRANCISCO, CA

NATIONAL FINANCIAL SERVICES CORP	230,010	10.01%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS*
NEW YORK, NY

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RBC MICROCAP VALUE FUND

Class R

Name & Address	Shares Owned	%
MG TRUST COMPANY CUST FBO JOHN G. WALTON CONSTRUCTION CO INC DENVER, CO	1,956	28.46%

ALERUS FINANCIAL FBO LARSON GRAIN COMPANY 401K PLAN SAINT PAUL, MN	1,190	17.30%

MG TRUST COMPANY CUST FBO MCCRORY & WILLIAMS INC DENVER, CO	1,030	14.98%

FRONTIER TRUST COMPANY FBO REGENCY PACIFIC 401 K PLAN FARGO, ND	803	11.68%

RELIANCE TRUST COMPANY FBO NATL FDN INFECT ATLANTA, GA	650	9.45%

FRONTIER TRUST COMPANY FBO BUCKMAN MACDONALD & BAUER PC RETIR FARGO, ND	524	7.63%

Class S

Name & Address	Shares Owned	%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT* SAN FRANCISCO, CA	4,773,397	39.92%

NATL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS* NEW YORK, NY	2,088,926	17.47%

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS* OMAHA, NE	801,860	6.71%

ACCESS CAPITAL COMMUNITY INVESTMENT FUND

Class A

Name & Address	Shares Owned	%
STIFEL NICOLAUS CO INC*	520,817	58.78%
ST LOUIS, MO

FOLIOFN INVESTMENTS INC*	189,921	21.43%
MCLEAN, VA

Class I

Name & Address	Shares Owned	%
PENSION RESERVES INVESTMENT TRUST FUND BOSTON, MA	9,715,673	16.92%

MERRILL LYNCH COMMUNITY DEVELOPMENT CO. PENNINGTON, NJ	5,899,252	10.27%

HSBC BANK USA NATIONAL ASSOCIATION NEW YORK, NY	5,221,945	9.09%

* Record owner who may not beneficially own shares.

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A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a Fund it controls without the consent or approval of other shareholders.

INVESTMENT ADVISOR

The Advisor, which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 18 million personal, business and public sector clients through offices in North America and 53 other countries around the world.

As of September 30, 2009, the Advisor’s investment team managed approximately $40.4 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations. For its services to the Funds, the Advisor receives from each Fund a fee at an annual rate based on each Fund’s average daily net assets. The rates for each Fund are as follows:

Fund		Fee Rate As A Percentage Of Average Daily Net Assets

RBC Mid Cap Growth Fund	0.70%

RBC Enterprise Fund	1.40%	of the average total net assets of the Fund that do not exceed $30 million, and
	0.90%	of the average total net assets of the Fund that exceed $30 million

RBC Small Cap Core Fund	1.40%	of the average total net assets of the Fund that do not exceed $30 million, and
	0.90%	of the average total net assets of the Fund that exceed $30 million

RBC Microcap Value Fund	0.90%

Access Fund	0.50%*

*

Under the terms of the Fund’s management agreement, the Adviser receives from the Access Fund an annual management fee, paid monthly, of fifty basis points (0.50%) of the Access Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As of September 30, 2009, the impact of leverage raised the management fee to approximately 63 basis points (0.63%).

Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Advisor, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

The Investment Advisory Agreement for each Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The Advisor has agreed to waive and/or limit fees for each of the following Funds pursuant to Expense Limitation Agreements in order to maintain each Fund’s net annual operating expense at the following levels. These contractual expense limitations shall continue in effect with respect to each Fund until January 31, 2011.

RBC Mid Cap Growth Fund
	Class A	1.35%
	Class C	2.10%
	Class I	1.10%
	Class R	1.60%
	Class S	1.10%

RBC Enterprise Fund
	Class A	1.33%
	Class C	2.08%
	Class I	1.08%
	Class R	1.58%
	Class S	1.08%

RBC Small Cap Core Fund
	Class A	1.55%
	Class C	2.30%
	Class R	1.80%
	Class S	1.30%

RBC Microcap Value Fund
	Class A	1.32%
	Class C	2.07%
	Class R	1.57%
	Class S	1.07%

Access Fund
	Class A	0.20%*
	Class I	0.20%*

* The Advisor has agreed to maintain “Other Expenses” which does not include interest expense, management fees or distribution fees, at 0.20% of the Fund’s average monthly gross assets less accrued liabilities and other indebtedness for borrowing.

The waiver and limitation excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying each Fund’s shares for sale in any jurisdiction, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto), fees and expenses of any underlying investment company whose shares are acquired by the Fund and indemnification and other expenses not incurred in the ordinary course of each Fund’s business.

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Advisory Fees Paid By Funds. For the fiscal years ended September 30, 2007, 2008 and 2009, the amounts of the advisory fees earned by the Advisor and the amounts of the reduction in fees and reimbursement of expenses by the Advisor as a result of the expense limitations, were as follows:

	Fiscal Year ended September 30, 2009		Fiscal Year ended September 30, 2008			Fiscal Year ended September 30, 2007
	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Adviser	Contractual Advisory Fees		Advisory Fees Waived and/or Expenses Reimbursed by Adviser	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed By Adviser
RBC Mid Cap Growth Fund	$446,552	$176,347	$727,014		$123,726	$813,790	$134,998
RBC Enterprise Fund	$1,305,206	$545,011	$2,415,009		$579,050	$3,394,630	$804,604
RBC Small Cap Core Fund	$444,273	$284,522	$635,078		$251,503	$782,216	$226,504
RBC Microcap Value Fund	$1,484,429	$488,084	$2,871,752		$603,265	$3,219,175	$726,642
Access Fund	$3,404,237	$0	$1,266,072	*	$0	N/A	N/A

* Contractual Advisory Fees paid for period June 1, 2008 through September 30, 2008.

Advisory Fees Paid By the Predecessor to the Access Fund. Prior to July 28, 2008, Access Capital Strategies LLC (“Access”), 155 Federal Street, 16th Floor, Boston, Massachusetts 02110, served as investment adviser and the Advisor served as sub-adviser to the predecessor to the Access Fund. Effective July 28, 2008, upon the reorganization of the predecessor into the Access Fund, the Advisor became investment adviser to the Fund. In a separate transaction, Access was acquired by, and became a division of, the Advisor.

For the fiscal years ended May 31, 2007 and 2008 the amounts of the advisory fees earned by the predecessor fund’s advisor and the amounts of the reduction in fees and reimbursement of expenses by the predecessor fund’s advisor as a result of the expense limitations, are provided below:

	Fiscal Year ended May 31, 2008		Fiscal Year ended May 31, 2007
	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Access	Contractual Advisory Fee	Advisory Fees Waived and/or Expenses Reimbursed by Access
Access Fund	$3,066,842	$24,071	$2,621,846	$(202,417)

Prior Sub-Advisors for Access Fund. From October 2, 2006 until July 28, 2008, the Advisor served as sub-advisor to the predecessor to the Access Fund and received from Access an annual sub-advisory fee, payable monthly, at an annual rate of fifteen basis points (0.15%) of the predecessor’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. For the period from October 2, 2006 through May 31, 2007 and for the fiscal year ended May 31, 2008, Access paid the Advisor fees for its sub-advisory services amounting to $537,729 and $913,308, respectively.

Potential Conflicts of Interests

A portfolio manager’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. The Advisor has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and a code of ethics.

Other Accounts Managed

The following table provides information regarding other mutual funds and accounts for which the Fund’s portfolio managers are

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primarily responsible for the day-to-day portfolio management as of September 30, 2009.

Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Kenneth Tyszko	Mid Cap Growth Fund	Pooled	1	$9,717,460.40	0	$0
		Separate Account	16	$710,649,829.19	0	$0
		Registered	0	$0	0	$0
Lance James	Enterprise Fund	Pooled	0	$0	0	$0
	Microcap Value Fund	Separate Account	10	$155,637,637.37	0	$0
	Small Cap Core Fund	Registered	0	$0	0	$0
George Prince	Enterprise Fund	Pooled	0	$0	0	$0
		Separate Account	2	$11,498,599.20	0	$0
		Registered	0	$0	0	$0
John M. Huber	Access Fund	Pooled	0	$0	0	$0
		Separate Account	192	$14,365,612,392.65	0	$0
		Registered	5	$22,944,219,573.42	0	$0
Brian Svendahl	Access Fund	Pooled	0	$0	0	$0
		Separate Account	11	$1,045,850,891.78	0	$0
		Registered	0	$0	0	$0
		Pooled	0	$0	0	$0
		Separate Account	58	$2,150,497,443.87	0	$0
Todd Brux	Access Fund	Registered	0	$0	0	$0
		Pooled	0	$0	0	$0
		Separate Account	2	$131,456,790.41	0	$0
David Sand	Access Fund	Registered	0	$0	0	$0

Portfolio Manager Compensation

The following portfolio manager compensation information is presented as of the end of the Funds’ most recent fiscal year.

The Advisor’s Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan.

The Advisor calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all employees are determined by two factors: the firm’s financial performance and individual performance. All portfolio managers, analysts and traders for the equity group are compensated in the same manner for all accounts, whether they are mutual funds, separately managed accounts or pooled products.

The Advisor’s Long-Term Incentive Plan covers key executives performing services for the RBC Funds. The value of performance units issued under the plan is tied to the operating results of RBC. This plan serves as a proxy for ownership benefits. The investment professionals do not participate in this plan. They participate in separate incentive plans covering portfolio managers, analysts, and traders that provide them with a share of the operating profits generated by their division above a predetermined hurdle. These plans also serve as a proxy for ownership benefits and have recently been affirmed by the teams as part of the basis for their long-term employment contracts.

Access Capital Team

Access Capital team compensation (other than for Mr. Sand) is comprised of salary, performance bonus and profit sharing. The Advisor calibrates salaries by position and performance, and gears them to be competitive in the national marketplace. Investment professionals receive annual performance bonuses based on the performance of the portfolio style versus its respective benchmark and/or peer groups. The applicable benchmarks and Lipper peer group are: The Barclays Capital U.S. Securitized Index, Barclays Capital U.S. Aggregate Bond Index, and Lipper Mortgage Universe.

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Investment professionals are also compensated on their performance versus subjective factors, including goal achievement, account responsibility, team responsibility, client focus, communications, attitude, and professionalism.

Finally, the team also participates in a transparent profit sharing arrangement which is intended to provide an equity-like participation in the long-term success of their business.

Mr. Sand’s compensation includes a fixed base salary and incentive payments based on certain new assets invested for the three years beginning in 2008. Beginning in 2011, he will also be eligible for bonus payments based on pre-determined revenue targets for assets invested in the Access Fund and other accounts managed in a similar style.

Equity Teams

Equity team compensation is comprised of three components: salary, investment performance bonus and profit sharing. The Advisor calibrates salary by position and performance, and gears them to be competitive in the market. Investment performance bonuses are based on the performance of the team and individual and are intended to ensure that compensation motivation is aligned with client interests. These bonuses, other than for RBC Microcap Value Fund, are typically based on the performance of the individual and team relative to appropriate benchmarks over one and three year periods. These benchmarks and/or peer groups are: the Russell Midcap® Growth Index and eVestment Alliance Mid Cap Growth manager peer group for accounts managed in the mid cap growth style, including RBC Mid Cap Growth Fund; and the Russell 2000® Index and Lipper Small Cap Core manager peer group for accounts managed in the small cap core value style, including RBC Enterprise and RBC Small Cap Core Funds.

Finally, each team also participates in a transparent profit sharing arrangement which is intended to provide an equity-like participation in the long-term success of their business. The Advisor maintains employment contracts with key investment professionals.

Management Team’s Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his management as of September 30, 2009.

PORTFOLIO MANAGERS HOLDINGS

Dollar Range of Fund Shares Beneficially Owned

RBC Mid Cap Growth Fund
Kenneth A. Tyszko	$10,001 - $50,000

RBC Enterprise Fund
Lance James	$10,001 - $50,000
George Prince	$100,001 - $500,000

RBC Small Cap Core Fund
Lance James	$50,001 - $100,000

RBC Microcap Value Fund
Lance James	None

Access Fund
John M. Huber	None
David F. Sand	None
Brian Svendahl	None
Todd Brux	None

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PROXY VOTING POLICIES

The Trust has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Trust’s Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Board of Trustees. A description of the Proxy Voting Policies of the Trust is attached as Appendix B.

Because the Funds have delegated proxy voting to the Custodian, which relies on a proxy voting service, the Funds do not expect to encounter conflict of interest issues regarding proxy voting. In the very limited instances where the a proxy will not be voted in accordance with the proxy voting service, the Proxy Voting Oversight Committee, comprised of Fund officers and representatives of the Advisor, will review the proxy voting materials and determine how to vote the issue in a manner that the Committee believes is consistent with the best interests of the Funds.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted these proxies during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling 1-800-422-2454; and (ii) on the SEC’s website at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

Tamarack Distributors Inc. (the “Distributor”) is the principal underwriter for shares of the Equity Funds and the Access Fund. The Distributor is located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Distributor is an affiliate of the Advisor. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

The Distributor was paid the following aggregate commissions on sales of Class A Shares of the Equity Funds and the Access Fund during the last three fiscal years:

	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007
RBC Mid Cap Growth Fund	$1,252	$11,303	$7,799
RBC Enterprise Fund	0	10,286	7,991
RBC Small Cap Core Fund	0	1,259	4,571
RBC Microcap Value Fund	2,201	14,408	55,974
Access Fund[1]	48,114	N/A	N/A

          1 The Access Fund – Class A Shares commenced operations on January 29, 2009.

The Distributor retained the following commissions on sales of Class A Shares of the Equity Funds and the Access Fund during the last three fiscal years:

	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007
RBC Mid Cap Growth Fund	$207	$1,503	$564
RBC Enterprise Fund	0	2,089	1,063
RBC Small Cap Core Fund	0	188	846
RBC Microcap Value Fund	387	2,408	6,599
Access Fund[1]	9,570	N/A	N/A

          1 The Access Fund – Class A Shares commenced operations on January 29, 2009.

Distribution Plan

The Trust has adopted a Master Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to each of the Funds. Currently, the Plan applies to Classes A, C and R of each Equity Fund and Class A shares of the Access Fund. The Plan

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permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each covered Class, subject to limits as listed in the following chart, which shows the maximum Plan fee rate for each Class.

	Class A		Class C	Class R

12b-1 Plan Fee	0.50	%*	1.00%	0.50%

* The Distributor has contractually agreed to limit the 12b-1 fees for Class A shares to 0.25% until at least January 31, 2011. In addition, while the Plan contains a 0.50% annual limit, the Trustees currently have approved an annual limit of 0.25% for Class A shares.

Plan fees are based on average annual daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined in applicable rules of the Financial Industry Regulatory Authority. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.

Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.

Each Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.

Each Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The Plans with respect to each of the Plan Funds were approved by the Board of Trustees and by the Trustees who are neither “interested persons” nor have any direct or indirect financial interest in the operation of any Plan (“Plan Trustees”) at an in-person meeting held December 16, 2005. Prior to the Reorganization, the Plans for the predecessors to the Plan Funds were approved by the Board of Directors of the predecessor funds and by the plan directors who were neither “interested persons” nor had any direct or indirect financial interest in the operation of any Plan (“Plan Director”), by vote cast in person at a meeting held on April 26, 1994 called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of those Plan Funds on April 26, 1994. The Plan with respect to the Access Fund was approved by the Board of Trustees by vote cast in person at a meeting held on December 3, 2008. The continuance of the Plans is subject to similar annual approval by the Trustees and the Plan Trustees. Each Plan is terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Plan Funds and their shareholders.

The Plans are designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.

For the fiscal year ended September 30, 2009, 12b-1 fees were paid by the Funds as shown in the following table. All of the amounts shown, except for a small portion which was paid to the Distributor, were paid as compensation to service organizations and broker/dealers for services in connection with distribution of Fund shares.

	Class A Shares	Class C Shares	Class R Shares
RBC Mid Cap Growth Fund	$45,607	$935	$62
RBC Enterprise Fund	8,400	7,795	149
RBC Small Cap Core Fund	1,387	2,589	73
RBC Microcap Value Fund	22,429	10,758	1,673
Access Fund	8,067	N/A	N/A

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Additional Payments. The Distributor and/or Advisor may make additional payments, out of their own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets Corporation, in recognition of administrative and distribution-related services provided by RBC Capital Markets Corporation to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

ADMINISTRATIVE SERVICES

The Advisor serves as Co-Administrator to the Funds. The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodians, independent accountants, legal counsel and others. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Advisor. For administrative services provided to the Equity Funds, the Advisor receives from each Equity Fund a fee, payable monthly, at the annual rate of 0.075% of each Equity Fund’s average daily net assets. The Advisor does not receive a fee for administrative services provided to the Access Fund.

For the fiscal years ended September 30, 2007, 2008 and 2009, the administrative services fees paid to the Advisor for each Equity Fund were as follows:

Fiscal Year Ended	RBC Mid Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund
September 30, 2009	$47,845	$96,267	$24,785	$123,705
September 30, 2008	$78,438	$190,435	$40,754	$241,103
September 30, 2007	$116,255	$360,511	$70,245	$357,682

PNC Global Investment Servicing (U.S.) Inc. (“PNC”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. PNC also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ net asset value and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, PNC receives a fee for its services payable by the Funds based on the Funds’ average net assets. PNC became the Funds’ co-administrator and fund accounting agent on October 8, 2007. PNC did not receive any fees from the Access Fund for the fiscal year ended May 31, 2008 or from the other Funds for the fiscal year ended September 30, 2007. For the fiscal years ended September 30, 2008 and September 30, 2009, PNC received the following fees for fund administration and accounting services:

Fiscal Year Ended	RBC Mid Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	Access Fund
September 30, 2009	$28,189	$31,417	$26,651	$33,246	$52,376
September 30, 2008	$31,123	$41,464	$28,073	$45,113	$9,035*

* For the period July 28, 2008 through September 30, 2008.

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DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share for each class of shares of each Fund normally is determined, and its shares are priced, at the close of each business day for the New York Stock Exchange (“NYSE”), or 4:00 Eastern time, whichever is earlier (“Value Time”), on days that the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open (“Value Date”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Advisor and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.

Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP as originally computed for each Value Date, or, if such NOCP for that day is corrected, at the corrected NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. Investment company securities are valued at the net asset value per share calculated for such securities on the Value Date. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor, are valued at fair value using the Trust’s pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be priced at the value determined by an approved pricing agent using matrix pricing or its proprietary calculation model. Such securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing agent, the Trust’s fair value procedures need not be followed. If a price provided by an approved pricing agent appears to be unreliable, is unavailable or does not represent the fair current market value of the security, the fund accounting agent will contact the Advisor and ask them to identify a broker who covers the security and can provide a reliable market quotation. The appropriateness of the continued use of the broker for this purpose will be reviewed by the pricing committee and reported to the Valuation Committee at its next meeting. Securities with fewer than 61 days to maturity at the time of purchase will be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer. For certain mortgage-backed securities held by the Access Fund, a price is obtained from the approved pricing agent and adjusted to reflect the CRA premium indicated by the pricing agent.

Generally, foreign equity and fixed income securities denominated in foreign currencies are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation as of the Value Time.

Other types of securities and assets owned by a Fund (for example, options, futures, rights and warrants) are valued using procedures contained in the Trust’s pricing and valuation procedures.

If the value of a given security or other asset of a Fund cannot be determined on the basis of the pricing methodologies described above, the value will be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value,” which is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. A significant valuation event may include one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements, the Advisor places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

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Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trade Allocation and Aggregation

Investment decisions for the Funds, and for the other investment advisory clients of the Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Advisor is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Trading Costs

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the judgment of the Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Advisor will seek the best execution of the Fund’s orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Advisor to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Broker-Dealer Selection

Many factors affect the selection of a broker, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition. Additionally, some of the brokers with whom the Advisor effects transactions may have also referred investment advisory clients to the Advisor. However, any transactions with such brokers will be subject to best execution obligations. The Advisor may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Trustees, the Advisor is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program.

The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged for effecting the same transaction if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services provided by the broker. In other words, the Advisor may use client commissions or “soft dollars” to obtain proprietary research (research prepared by the broker-dealer executing the client transactions), third-party research or brokerage services that benefit the Advisor and its client accounts. The Advisor’s use of soft dollars will be consistent with Section 28(e) of the Securities Exchange Act

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of 1934 and the Advisor will determine that the value of the research or brokerage service obtained is reasonable in relation to the commissions paid.

The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.

The following table shows total brokerage commissions paid by the Funds in the last three fiscal periods.

Total Brokerage Commissions

	Fiscal Year Ended
Fund	September 30, 2009	September 30, 2008	September 30, 2007

RBC Mid Cap Growth Fund	$114,170	$104,593	$96,203
RBC Enterprise Fund	317,069	451,547	472,840
RBC Small Cap Core Fund	118,770	123,649	123,622
RBC Microcap Value Fund	262,447	222,819	342,462

	Fiscal Year Ended	Period from	Fiscal Year Ended

Fund	September 30, 2009	June 1 – September 30, 2008	May 31, 2008	May 31, 2007

Access Fund	$25,053	$10,490	$49,540	$34,000

The Funds did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust or the Advisor during the fiscal years ended September 30, 2009, 2008 and 2007.

As of September 30, 2009, the following Funds held investments in securities of their regular broker-dealers:

Investments in Regular Broker-Dealers

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned as of 9/30/09*
RBC Mid Cap Growth Fund	Wells Fargo Advisors LLC	$1,373,000
RBC Enterprise Fund	Wells Fargo Advisors LLC	3,236,000
RBC Small Cap Core Fund	Wells Fargo Advisors LLC	1,875,000
RBC Microcap Value Fund	Wells Fargo Advisors LLC	1,167,000
Access Fund	Wells Fargo Advisors LLC	8,048,000

*	Value rounded to thousands.

PORTFOLIO TURNOVER

Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rates for each of the Funds during the last two fiscal years are set forth in the Financial Highlights section of each Fund’s Prospectus.

TAXATION

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each of the Funds intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes,

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among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses) and net tax-exempt income; (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions of earnings and profits will be taxed to shareholders as ordinary income.

EXCISE TAX DISTRIBUTION REQUIREMENTS. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed or taxed during such years.

Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of September 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e., October 1).

CAPITAL LOSS CARRY-FORWARDS. The following table lists the capital loss carry-forwards available to the Access Fund and the Equity Funds as of September 30, 2009.

Fund Name	Amount	Expires
Mid Cap Growth Fund	$1,284,433	2017
Enterprise Fund	$81,333	2017
Small Cap Core Fund	$547,840	2017
Microcap Value Fund	$1,092,919	2017

DISTRIBUTIONS. Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions derived from the excess of net long-term capital gains over short-term capital losses, if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

RETURNS OF CAPITAL. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. A distribution, including an “exempt-interest dividend,” will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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QUALIFIED DIVIDEND INCOME. A portion of the dividends received by individual shareholders from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, U.S.-REIT distributions and, in many cases, distributions from non-U.S. corporations. After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. The lower tax rates for qualified dividend income is currently scheduled to expire for taxable years beginning after December 31, 2010.

Because no portion of the Access Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Access Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income.”

DIVIDENDS-RECEIVED DEDUCTION. A portion of distributions from a Fund may be eligible for the dividends-received deduction available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

Because no portion of the Access Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Access Fund is expected to be eligible for the dividends received deduction.

AVOID “BUYING A DIVIDEND”. Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

SALES, EXCHANGES, AND REDEMPTIONS. Upon the disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets held by the shareholder. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

Dispositions at a Loss Within Six Months of Purchase. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less.

Wash Sales. A loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Deferral of Basis. In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

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Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

Derivatives. Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called “section 1256 contracts.” With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Tax Straddles. Generally, the hedging transactions undertaken by a Fund may result in “straddles” for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Constructive Sales. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Convertible Debt. The Funds may invest in convertible debt, which is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), a Fund may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, a Fund must accrue original issue discount in income over the life of the debt.

Securities Purchased at a Discount. Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

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Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Securities Lending Transactions. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Taxable Mortgage Pools. The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to the Funds because none of the Funds have a REIT strategy. However, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income. Shareholders should consult their tax advisors about the potential tax consequences of a Fund’s receipt and distribution of excess inclusion income.

INVESTMENT IN FOREIGN SECURITIES. Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

PFIC Securities. Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

U.S. GOVERNMENT SECURITIES. Distributions of a Fund which are derived from interest on direct obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations,

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commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

BACKUP WITHHOLDING. The Funds are required to report to the Internal Revenue Service (“IRS”) all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 28% (“backup withholding”) in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder’s U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

LOCAL TAX CONSIDERATIONS. Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation.

NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of ten separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Access Fund, was a non-diversified, continuously offered closed-end interval management investment company incorporated in Maryland on May 14, 1997. Upon inception, the predecessor fund had elected status as a business development company under the 1940 Act until withdrawing its election on May 30, 2006, and registering as a continuously offered, closed-end interval fund under the 1940 Act. On July 28, 2008, the predecessor fund was reorganized into the Access Fund, a non-diversified separate series of the Trust.

VOTING RIGHTS

The Trust is an open-end investment management company and under its Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

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OTHER SERVICE PROVIDERS

Wells Fargo Bank, N.A., Wells Fargo Center, 733 Marquette Avenue South, Minneapolis, Minnesota 55479, acts as custodian of the Trust’s assets. Wells Fargo is responsible for the safekeeping of Trust assets and for providing related services.

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent for the Equity Funds.

UMBFS, located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as the transfer agent for the Access Fund.

PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, PA 19406, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Accounting Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, was selected by the Board of Trustees to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2010. Deloitte & Touche LLP provides audit services and assistance and consultation in connection with review of certain SEC filings.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only where there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Advisor or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings, which are available at the SEC’s website, www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and each Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of fiscal quarter-end, each Fund’s complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information.

The Funds may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.

Once portfolio holdings information has been made public, it may be provided to any third party as of the next business day, including actual and prospective individual and institutional shareholders, intermediaries and affiliates of the Advisor.

The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is only provided where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the

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duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.

Nonpublic holdings information may not be provided without the approval of the Trust’s President or his designee. The President or his designee will only approve such disclosure after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.

The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Advisor or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.

Advisor: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Advisor employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel, without prior specific approval. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Advisor’s Code of Ethics and the Trust’s Code of Ethics.

Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.

Trust Service Providers: The Trust’s custodian, transfer agents, co-administrators, distributors, financial printer, website provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. For example, the Trust’s website provider receives complete Fund holdings on a monthly basis with a four-day delay.

The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis. Currently, the Trust has such an arrangement with Lipper, which receives complete holdings information on a monthly basis with a 10-day delay. Lipper has entered into a written agreement with the Trust to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

Access Fund Only: Because of its community investment strategy and the nature of certain of its institutional investors, nonpublic holdings information is provided on an ongoing basis to the investors identified below for the purposes of satisfying their oversight, monitoring, or regulatory reporting/examination responsibilities. There is no compensation or consideration involved in providing such information which is provided as of a month-end, with a delay between the date of the information and when it is provided typically ranging from one day to three weeks. The information is provided to recipients on the condition that it not be used for trading purposes and is not to be shared with third parties except as required to satisfy oversight, monitoring or regulatory reporting/examination obligations. The Trust monitors the recipients’ trading activity in an effort to ensure the information is not being misused. As of the date of this SAI, the following investors receive this nonpublic holdings information at the stated frequencies: Amalgamated Bank, monthly; Bristol County Savings Bank, monthly; Northfield Bank, monthly; and Oak Valley Community Bank, monthly.

On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.

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REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Reports of the Independent Registered Public Accounting Firm and financial statements of the Funds included in their most recent Annual Reports dated September 30, 2009, are incorporated herein by reference to such Reports. Copies of such Annual Reports for the Funds are available without charge upon request by writing to RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.rbcgam.us. Copies of the Annual Report for the Access Fund are available by request by telephoning (800) 973-0073.

The financial statements for the period ended September 30, 2009 in the Annual Reports for the Access Fund and the Equity Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) LONG TERM CORPORATE OBLIGATION RATINGS:

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

MOODY’S US MUNICIPAL LONG-TERM DEBT RATINGS.

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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STANDARD & POOR’S RATINGS GROUP (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S SHORT-TERM OBLIGATION RATINGS:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-

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term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Symbols used are as follows:

MIG-1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 — This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade quality. Debt instruments in this category lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P SHORT-TERM MUNICIPAL NOTE RATINGS:

An S&P US municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

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COMMERCIAL PAPER RATINGS

MOODY’S SHORT TERM RATINGS:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime – 1 (P-1) — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime - 2 (P-2) — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime - 3 (P-3) — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime – (NP) — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

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INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH INVESTORS SERVICE, INC. (“FITCH”):

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.” International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet those commitments using a globally applicable scale. As such, both foreign and local currency international ratings are internationally comparable assessments.

The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. The risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a “foreign currency” rating (ie the rating is applicable for all convertible currencies of obligation). The following scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC – VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C – EXCEPTIONALLY HIGH LEVELS OF CREDIT RISK. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

-	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
-	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and
-	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of coercive debt exchange.

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RD – RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

-	the selective payment default on a specific class or currency of debt;
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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

-	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
-	execution of a coercive debt exchange on one or more material financial obligations.

D – DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, eg ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

AAA(xxx) — ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

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AA(xxx) — ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx) — ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx) — ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx) — ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) — ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx) — ‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx) — ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx) — ‘C’ National Ratings denote that default is imminent.

D(xxx) — ‘D’ National Ratings denote an issuer or instrument that is currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”.
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1 — HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial commitments.

F3 — FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B — SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD – RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — DEFAULT. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International Code Suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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APPENDIX B

RBC FUNDS TRUST
Description of Proxy Voting Policies and Procedures

Introduction

As registered investment management companies, the RBC Funds (each a “Fund” and, collectively, the “Funds”) are required to (i) file proxy voting records with the SEC and make them available to shareholders, (ii) provide disclosure describing how proxies of portfolio securities held by the Funds are voted, and (iii) disclose in shareholder reports how individuals can access the Funds’ description of their policies and procedures.

Since each of the Funds of the RBC Funds Trust (the “Trust”) is the beneficial owner of its portfolio securities, the Board of Trustees (“Board”), acting on the Funds’ behalf, is responsible for voting proxies. As a practical matter, the Board has delegated this function to Voyageur Asset Management Inc. (the “Advisor”), the Funds’ co-administrator, subject to the Board’s oversight.

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund.

Proxy Voting Oversight Committee

A Proxy Voting Oversight Committee, comprised of Fund officers and the Advisor representative(s), has been established for the purpose of resolving any issues associated with the proxy solicitation process, conflicts of interest, or other matters that may require further review by the Trust.

Guidelines

The Trust has directed Wells Fargo Bank, N.A. (the “Custodian”), as custodian of the assets of each Fund, to vote proxies on behalf of the Funds. If and when proxies need to be voted on behalf of the Funds, the Custodian will vote such proxies pursuant to its Proxy Voting Policies and Procedures, which call for the Custodian to utilize RiskMetrics Group (“RMG”), a proxy-voting agent, for proxy voting, analysis and research. The Funds have adopted RMG’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (together, the “Guidelines”) as the Fund’s guidelines for voting proxies. The Guidelines provide a framework for the manner in which the Funds will vote proxies. The Custodian has been further directed to solicit and vote in accordance with the direction of the Trust’s Proxy Voting Oversight Committee on any proxy issue not clearly addressed by the Guidelines. The Proxy Voting Oversight Committee shall meet, as necessary, to consider recommendations regarding specific proxy proposals that vary from the Guidelines.

The Guidelines set forth specific guidelines on how to vote proxies on behalf of the Funds. Some examples of the guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Board Oversight

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, review and approval of the Funds’ Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Funds’ Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Guidelines.

Proxy Voting Record

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the Securities and Exchange Commission (“SEC”) on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2454.

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RBC FUNDS TRUST

100 SOUTH FIFTH STREET, SUITE 2300
MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION
(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION
November 24, 2009

For each of the following Funds:

—	Prime Money Market Fund
—	U.S. Government Money Market Fund
—	Tax-Free Money Market Fund

This Statement of Additional Information (“SAI”) describes the Money Market Funds series (each a “Fund” or a “Money Market Fund”) of RBC Funds Trust (the “Trust”) (previously known as Tamarack Funds Trust) advised by Voyageur Asset Management Inc. (the “Advisor”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009.

Each Fund has a distinct investment objective and policies. Money Market Funds shares are sold to the public by Tamarack Distributors Inc. (the “Distributor”) as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates. RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of Prime Money Market Fund, U.S. Government Money Market Fund, and Tax-Free Money Market Fund are available only to brokerage and advisory clients of RBC Capital Markets Corporation (“RBC Capital Markets”), clients of introducing brokers that clear transactions through RBC Correspondent Services, an affiliate of RBC Capital Markets, and clients of RBC Advisor Services as cash sweep options. Employees of RBC Capital Markets and its affiliates are eligible for the RBC Select Class shares as a cash sweep option.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Money Market Funds dated November 24, 2009 (the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent registered public accounting firm in the Funds’ Annual Reports for their most recent fiscal periods are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.rbcgam.us.

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INVESTMENT POLICIES

This SAI discusses the investment objective of each Fund and the policies employed by the Fund to achieve the objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. Unless otherwise indicated, each investment policy and practice applies to all Funds.

Rule 2a-7 Standards. Each Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes strict portfolio quality, maturity and diversification standards on money market funds. RBC Funds Trust’s Board of Trustees (the “Board of Trustees”) has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees the day-to-day determinations by the Advisor, that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are stricter than those required by Rule 2a-7.

Each Fund may invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7’s definition of “Eligible Securities.” Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations (“NRSROs”) (or if only one NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) and/or F1 or F2 by Fitch Investors Service, Inc, (“Fitch”)).

Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. Prime Money Market Fund and U.S. Government Money Market Fund voluntarily maintain a shorter dollar-weighted average portfolio maturity of 60 days or less.

Immediately after the purchase of any investment by a Fund in a security (other than a U.S. Government security or a security that is subject to a “guarantee”), the Fund may not have invested more than 5% of its total assets in securities issued by the issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee (other than a guarantee that is a U.S. Government security), then with respect to 75% of the Fund’s total assets, not more than 10% of the Fund’s total assets may be invested in securities either issued or guaranteed by the guarantor.

In addition, Rule 2a-7 imposes strict limits on Prime Money Market Fund and U.S. Government Money Market Fund by limiting investments in “Second Tier Securities.” Rule 2a-7 generally requires that at least 95% of each such Fund’s investments must be in “First Tier Securities.” The Funds currently invest exclusively in First Tier Securities. “First Tier Securities” are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated the security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P, Prime-1 by Moody’s and/or F1 by Fitch), or unrated securities that are deemed by the Advisor to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

The types of obligations that the Money Market Funds may purchase include construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. All Money Market Funds can purchase obligations such as bond anticipation notes. The Tax-Free Money Market Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

Securities purchased by the Money Market Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and other characteristics that under

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applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES

BANK AND SAVINGS AND LOAN OBLIGATIONS (PRIME MONEY MARKET FUND). Investments in obligations of banks and savings and loans are limited to (a) certificates of deposit and bank notes or other deposit obligations issued by banks with assets in excess of $500,000,000 or branches of these banks; (b) certificates of deposit, bank notes or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers’ acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000 (maximum of $250,000 through December 31, 2013), which limitation applies to all funds that Prime Money Market Fund may have on deposit at any one bank or savings and loan. Bankers’ acceptances and letters of credit are not insured. The Prime Money Market Fund may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks domiciled outside the U.S. Deposit obligations of foreign banks or domestic branches of foreign banks also are not covered by FDIC insurance; in addition, these investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as political and economic developments and the possible imposition of governmental restrictions. Prime Money Market Fund may invest in bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as “Prime-1” by Moody’s, “A-1” by S&P or F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS (ALL FUNDS). Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under “Fannie Mae” (Federal National Mortgage Association) or “Ginnie Mae” (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit the Funds to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

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Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.

The Tax-Free Money Market Fund may invest more than 25% of its respective net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Money Market Fund and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Funds may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Funds’ portfolios. Upon the effectiveness of any legislation that materially affects the Funds’ ability to achieve their investment objectives, the Board of Trustees of the Trust will reevaluate the Funds’ investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

COMMERCIAL PAPER (ALL FUNDS). The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investment in commercial paper may be in the form of discounted securities, be issued at par, may be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.

COMMERCIAL PAPER AND OTHER CORPORATE AND BANK DEBT OBLIGATIONS (PRIME MONEY MARKET FUND). Prime Money Market Fund currently is permitted to purchase commercial paper and other corporate and bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as “Prime-1” by Moody’s, “A-1” by S&P and F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

Prime Money Market Fund may also invest in funding agreements issued by insurance companies. Funding agreements are considered insurance contracts whereby holders are entitled to the same priority as direct claims made on the issuing insurance company by policyholders. These investments are available in the form of U.S. dollar denominated instruments and are subject to the same general credit review and credit quality standards as are applicable to the other securities in this Fund.

Prime Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations issued by domestic branches of foreign depository institutions, such as certificates of deposit, bankers’ acceptances, time deposits and deposit notes. This Fund may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

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Prime Money Market Fund may also invest in obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, “taxable municipal securities”). Certain taxable municipal securities are not “general obligations” (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities.

Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the other securities in which Prime Money Market Fund is permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by a Fund.

CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and enter into agreements to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund maintains a segregated or earmarked account with the Trust’s custodian, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing forward commitments and securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities. The Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, with respect to Tax-Free Money Market Fund, if to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased obligations on a “when-issued” basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share. However, the Tax-Free Money Market Fund does not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a when-issued basis.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

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ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES (ALL FUNDS). Each Money Market Fund is permitted to invest up to 10% of its net assets in all forms of “illiquid” investments and may invest without limitation in “restricted” securities, including unregistered commercial paper, which the Advisor, pursuant to liquidity standards established by the Board of Trustees, has determined are liquid. An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund is valuing the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds.

“Restricted securities” are securities which were originally sold in private placements and which have not been registered under the 1933 Act. These securities generally have been considered illiquid by the staff of the SEC, since the securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act, and certain types of commercial paper). Additionally, the Advisor believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Money Market Fund may invest without limitation in these forms of restricted securities if the securities are deemed by the Advisor to be liquid in accordance with liquidity guidelines established by the Board of Trustees. Investing in restricted securities could have the effect of increasing the level of each Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.

MUNICIPAL LEASE OBLIGATIONS (ALL FUNDS). The Funds may invest in municipal lease obligations including certificates of participation (“COPs”), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of municipal obligations. A Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Advisor, to be of a quality comparable to the Fund’s quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Board of Trustees will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and, pursuant to guidelines adopted by the Board of Trustees, the liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality’s credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for

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state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 10% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Trustees.

Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation’s rating; and, if the security is unrated, the factors generally considered by a rating agency. Municipal lease obligations will be treated as illiquid unless they are determined to be liquid pursuant to the Funds’ liquidity guidelines.

OTHER ASSET-BACKED SECURITIES (PRIME MONEY MARKET FUND). Other asset-backed securities are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies and with applicable law and regulations. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset backed securities may be considered derivative instruments.

PARTICIPATION INTERESTS (ALL FUNDS). The Funds may purchase from banks participation interests in all or part of specific holdings of municipal obligations. The Prime Money Market Fund and U.S. Government Money Market Fund may each invest a portion of its net assets in tax-exempt municipal obligations, including participation interests. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Funds’ Advisor has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the Fund. The Funds have the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Funds’ interest in the municipal obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Funds will not purchase participation interests unless they receive an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Advisor that interest earned by the Funds on municipal obligations on which they hold participation interests is exempt from federal income tax.

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REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with approved U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with other large U.S. commercial banks or broker-dealers. As a non-fundamental policy, no Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments. The Advisor will monitor collateral composition and the value of the underlying security during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. Collateral composition may vary for repurchase agreements. All repurchase agreement counterparties will be approved consistent with the Advisor’s policies and procedures. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. All reverse repurchase agreement counterparties will be approved consistent with the Advisor’s policies and procedures. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowings by a Fund and may be deemed to create potential leverage, in that the Fund may reinvest the cash it receives in additional securities. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).

STAND-BY COMMITMENTS (TAX-FREE MONEY MARKET FUND). Consistent with the requirements of Rule 2a-7, Tax-Free Money Market Fund may also acquire “stand-by commitments” with respect to obligations held in its portfolio. Under a “stand-by commitment,” a dealer agrees to purchase, at the Fund’s option, specified obligations at a specified price. “Stand-by commitments” are the equivalent of a “put” option acquired by the Fund with respect to particular obligations held in its portfolio.

The amount payable to Tax-Free Money Market Fund upon its exercise of a “stand-by commitment” will normally be (a) the Fund’s acquisition cost of the obligation (excluding any accrued interest that the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period the obligation is owned by the Fund. “Stand-by commitments” may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Money Market Fund only during the 60 day period before the maturity of the obligation. Absent unusual circumstances, Tax-Free Money Market Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a “stand-by commitment” is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Money Market Fund’s right to exercise “stand-by commitments” must be unconditional and unqualified. A “stand-by commitment” is not transferable by a Fund, although it may sell the underlying obligation to a third party at any time.

Tax-Free Money Market Fund expects that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for obligations that are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio may not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Tax-Free Money Market Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the Advisor, present minimum credit risks. The Fund’s reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure

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of a party to honor a stand-by commitment could have an adverse impact on the liquidity of Tax-Free Money Market Fund during periods of rising interest rates.

Tax-Free Money Market Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments will be valued at zero in determining net asset value. Where Tax-Free Money Market Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments will not affect the average weighted maturity of Tax-Free Money Market Fund’s portfolio.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds. U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Treasury.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the U.S. Treasury, such as mortgage-backed certificates issued by the Government National Mortgage Association (“Ginnie Mae”). Others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Other Government Obligations, such as obligations of the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corp. (“Freddie Mac”) and Tennessee Valley Authority are backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still other Government Obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Government repurchase agreements can be collateralized with securities issued by a U.S. Government agency.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund’s shares

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury has received senior preferred equity shares in Fannie Mae and Freddie Mac and warrants to purchase common stock in these entities to ensure that Fannie Mae and Freddie Mac maintain a positive net worth. Fannie Mae and Freddie Mac’s common and preferred shareholders will bear and losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae, Freddie Mac and Federal Home Loan Banks to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase

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price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate periodically, in order to maintain the interest rate at the prevailing rate.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS (TAX-FREE MONEY MARKET FUND). Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice either from the issuer or obligor or by drawing on a bank letter of credit or comparable guarantee issued with respect to the obligations. The issuer of an obligation of this type may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable or floating rate demand municipal obligations in which Tax-Free Money Market Fund may invest are payable on demand at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 days and upon no more than 30 days’ notice. The terms of these obligations must provide that interest rates are adjustable at intervals ranging from daily up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the obligations. These obligations are subject to the quality characteristics for municipal obligations outlined above and described in the prospectus. Tax-Free Money Market Fund may invest without limitation in obligations of this type.

The principal and accrued interest payable to the Fund on demand will be supported by a letter of credit, a standby commitment or comparable guarantee of a financial institution (generally a commercial bank or insurance company) whose short-term taxable debt meets the quality criteria for investment by the Fund in municipal obligations, except in cases where the security itself meets the credit criteria of the Fund without a letter of credit or comparable guarantee. So although the underlying variable or floating rate demand obligation may not meet the Fund’s rating criteria, Tax-Free Money Market Fund in these cases will have at all times an alternate credit source to draw upon for payment with respect to the security.

Tax-Free Money Market Fund may also purchase participation interests in variable or floating rate obligations. These participation interests will have, as part of the participation agreement between the Fund and the selling financial institution, a demand feature that permits the Fund to demand payment from the seller of the principal amount of the Fund’s participation plus accrued interest. This demand feature will always be supported by a letter of credit or comparable guarantee provided by the selling financial institution. The financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Funds have a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Money Market Fund will purchase participation interests only when the yield to the Fund, net of fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, the Advisor currently expects that Tax-Free Money Market Fund will exercise its right to demand payment of principal and accrued interest on an obligation of this type if it no longer meets the Fund’s quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

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INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)

Each Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following fundamental investment restrictions and will not:

(2)	borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(3)

issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(4)

engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

(6)

make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that (i) with respect to Tax-Free Money Market Fund, this restriction will not apply to tax-free municipal obligations; (ii) with respect to Prime Money Market Fund and Tax-Free Money Market Fund, this restriction will not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to Prime Money Market Fund, if the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test.

(8)

purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Tax-Free Money Market Fund. The Fund invests in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, the Tax-Free Money Market Fund must invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities.

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Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For policy number 1:

With respect to the Tax-Free Money Market Fund, for purposes of determining whether a proposed purchase would result in the Fund investing 5% or more of that portion of its total assets which is subject to the diversification test in the securities of a particular issuer, which 5% requirement is a component of current requirements for diversified funds, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers.

For fundamental restriction number 7:

Where a municipal obligation is backed only by the assets and revenues of a non-government user, such user is deemed to be the issuer and is subject to industry concentration limit.

Public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

The Funds’ concentration policy shall not apply to tax-exempt municipal obligations.

The Funds that are permitted to invest in participation interests consider both the selling bank and the issuer of the municipal obligation to be an issuer of the participation interest.

With respect to the Tax-Free Money Market Fund, “municipal obligations” means tax-free municipal obligations. Accordingly, investment policy/restriction 7 does not apply to investments by the Fund in tax-free municipal obligations although the restriction would apply to any investments by the Fund in taxable municipal obligations.

Non-Fundamental Investment Restrictions. Certain Funds also are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

Each of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund may not:

1.	pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings.

2.	invest more than 10% of its assets in all forms of illiquid securities, as set forth in this SAI under “Investment Policies - Illiquid Investments; and Restricted Securities.”

U.S. Government Money Market Fund. The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government Securities (defined above) and in repurchase agreements secured by them. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund’s assets invested in these instruments. The U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days’ notice in the event of a planned change in its 80% policy. Any such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act.

Tax-Free Money Market Fund. The Fund has adopted a non-fundamental investment policy/restriction to not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that the Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a medallion signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent or your financial consultant at cost, and may be subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Funds who hold shares through other financial intermediaries.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make a payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

The Funds will transmit redemption proceeds to the proper party, as instructed, within one business day after a proper redemption request has been received. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non certificated shares held in an open account. The Funds reserve the right to refuse a telephone or fund web site redemption request and may pay such redemption by wire or check. The Funds may reduce or waive the $10 charge for wiring redemption proceeds in connection with certain accounts.

Withdrawal by draft (check) is limited to the Prime Money Market Fund (other than in accounts opened through RBC Capital Markets, introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services). This Fund may accept drafts on the form provided by the Fund without the necessity of an accompanying guarantee of signature, and drawn on the registered shareholder account, to redeem sufficient shares in the registered shareholder account and to deposit the proceeds in a special account at the custodian for transmission through the commercial banking system to the credit of the draft payee. The drafts must be in at least the amount of $500 with a maximum of $100,000 total per day in

14

drafts, and may be drawn only against shares held in an open account (no certificate outstanding). The Fund and the Advisor may refuse to honor drafts where there are insufficient open account shares in the registered account, or where shares to be redeemed which were purchased by check have been held for less than 15 days, and if the specific conditions relating to this privilege as well as the general conditions set out above are not met.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How Share Price is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Each Fund may delay redemptions beyond the period set forth in the Prospectus upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) non-routine closure of the NYSE or general market conditions leading to a broad restriction of trading on the NYSE; or (c) declaration of a market emergency by the SEC.

Shares

Classes of the Funds are sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Prime, U.S. Government, and Tax-Free Money Market Funds each have five classes of shares - RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class. Eligibility for each share class of the Prime, U.S. Government, and Tax-Free Money Market Funds is described in the Prospectus.

EXCHANGE OF FUND SHARES

As described in the Prospectus, the Prime Money Market Fund offers convenient ways to exchange RBC Institutional Class 1 shares of the Fund for shares of RBC Mid Cap Value Fund, RBC Enterprise Fund, RBC Small Cap Core Fund or RBC Microcap Value Fund (each, an “RBC Equity Fund”) and vice versa. Shares of an RBC Equity Fund exchanged within 30 days of purchase will be subject to a redemption fee of 2.00% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of the Prime, U.S. Government, and Tax-Free Money Market Funds may be exchanged for shares of the same class of another RBC Money Market Fund by contacting your financial consultant at RBC Wealth Management, a correspondent firm, or RBC Advisor Services. RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Prime, U.S. Government, and Tax-Free Money Market Funds are not eligible to be exchanged for shares of other RBC Funds.

The Funds reserve the right to reject any exchange for any reason. Additionally, you must meet the minimum investment requirement of the Fund and/or share class you are exchanging into and the names and registrations on the two accounts must

15

be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the RBC Fund into which the exchange will occur.

The Trust may terminate or amend material terms of the exchange privilege as to any RBC Fund at any time upon 60 days notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees (individually, “Trustees”) governs the Trust. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Trust’s business. In addition, the Board of Trustees reviews contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The age, address, principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below. Each Trustee and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement. No Trustee serves as a director or trustee of another mutual fund.

INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee
T. Geron Bell (68)	Indefinite (Trustee since January 2004)	President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)	10	None

Lucy Hancock Bode (58)	Indefinite (Trustee since January 2004)	Healthcare consultant (self-employed)	10	BioSignia

Leslie H. Garner Jr. (59)	Indefinite (Trustee since January 2004)	President, Cornell College	10	None

Ronald James (58)	Indefinite (Trustee since January 2004)	President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)	10	Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (60)	Indefinite (Trustee since January 2004)	Chief Investment Officer, Hall Family Foundation	10	None

H. David Rybolt (67)	Indefinite (Trustee since January 2004)	Consultant, HDR Associates (management consulting)	10	None

James R. Seward (57)	Indefinite (Trustee since January 2004)	Private investor (2000 to present); CFA	10	Syntroleum Corp.; Brookdale Senior Living Inc.

William B. Taylor (64)	Indefinite (Trustee since September 2005)	Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP	10	J.E.Dunn Vermont Assurance

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INTERESTED TRUSTEE

Erik R. Preus (2) (44)	Indefinite (Trustee since September 2005)	President and Chief Executive Officer, RBC Funds Trust (2006 to present); Head, Strategic Relationships Group, Voyageur Asset Management (2009 to present); Head of Retail Asset Management, Voyageur Asset Management (2006 - 2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)	10	None

(1)	The mailing address for each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

Executive Officers

Name, Age And Address (1)	Position, Term Of Office And Length Of Time Served With The Trust	Principal Occupation(s) During Past 5 Years

Erik R. Preus (44)	President and Chief Executive Officer since September 2006

Head, Strategic Relationships Group, Voyageur Asset Management (2009 to present); Head of Retail Asset Management, Voyageur Asset Management (2006 - 2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

James A. Gallo (45) PNC Global Investment Servicing 760 Moore Road King of Prussia, PA 19406	Treasurer since October 2007	Senior Vice President and Managing Director, PNC Global Investment Servicing (U.S.) Inc. (2002 to present); Vice President and Executive Director, Morgan Stanley (1998-2002)

Kathleen A. Hegna (42)	Chief Financial Officer and Principal Accounting Officer since May 2009

Associate Vice President and Director, Mutual Fund Accounting and Administration, Voyageur Asset Management (2009 to present); Senior Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis – Mutual Fund, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (45)	Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Chief Compliance Officer, Voyageur Asset Management (2006 - 2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (38)	Chief Legal Officer and Secretary since 2008

Associate General Counsel, RBC Capital Markets Holdings (USA) Inc. (2006 to Present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (41)	Chief Investment Officer, Fixed Income Products since February 2005	Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004 to present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (43)	Chief Investment Officer, Equity Products since October 2009, Portfolio Strategist from March 2004 to October 2009

Director of Equities – U.S. (June 2009 to present); Head of Growth Equities, Voyageur Asset Management (2008 -2009); Senior Portfolio Manager, Voyageur Asset Management (2004-2008); Managing Director, Voyageur Asset Management (2007 to present); Vice President, Voyageur Asset Management (2004-2007)

(1)	Except as otherwise noted, the address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

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The Trust has an Audit Committee, consisting of Trustees that are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). Current members are Messrs. Garner, Rybolt and Taylor. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ basic accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended September 30, 2009, the Audit Committee met three times.

The Trust has a Nominating Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by to the full Board. For non-Independent Trustees, the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the RBC Funds, should be submitted to the Chair of the Committee at the address maintained for communications with Independent Trustees. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended September 30, 2009, the Nominating Committee did not meet.

The Trust has a Corporate Governance Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. For the fiscal year ended September 30, 2009, the Corporate Governance Committee met four times.

The Trust has a Valuation, Portfolio Management and Performance Committee currently comprised of Ms. Bode and Messrs. Bell, Preus, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to investigate matters brought to its attention within the scope of its duties; (6) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2009, the Valuation Committee met four times.

The Trust has a Compliance Committee currently comprised of the following Independent Trustees: Messrs. Bell, Garner, and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities, include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act, as amended; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and

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participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2009, the Compliance Committee met three times.

As of December 31, 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds.

The table below shows the value of each Trustee’s holdings in the RBC Funds as of December 31, 2008.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
T. Geron Bell	None	$10,001 to $50,000
Lucy Hancock Bode	None	$10,001 to $50,000
Leslie H. Garner Jr.	None	$50,001 to $100,000*
Ronald James	None	$10,001 to $50,000
John A. MacDonald	None	$10,001 to $50,000
H. David Rybolt	None	Over $100,000*
James R. Seward	None	Over $100,000
William B. Taylor	None	$10,001 to $50,000
Interested Trustee
Erik Preus		$50,001 to $100,000
Prime Money Market Fund	$10,001 to $50,000
*Includes shares of RBC Funds that have been liquidated or reorganized to another fund family, but were held by the Trustee as of December 31, 2008.

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $20,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust’s fiscal year ended September 30, 2009.

	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex* Paid to Trustee

Independent Trustees

T. Geron Bell	$50,700	None	None	$50,700
Lucy Hancock Bode	49,700	None	None	49,700
Leslie H. Garner, Jr.	50,700	None	None	50,700
Ronald James	50,700	None	None	50,700
John A. MacDonald	48,700	None	None	48,700
H. David Rybolt	49,700	None	None	49,700
James R. Seward	50,200	None	None	50,200
William B. Taylor	48,200	None	None	48,200

Interested Trustee

Erik R. Preus	None	None	None	None

* The Fund Complex currently consists of ten series offered by the Trust.

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PRINCIPAL SHAREHOLDERS

As of November 1, 2009, the tables below show the persons who owned of record or beneficially 5% or more of the indicated class of shares of each Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

PRIME MONEY MARKET FUND

RBC Institutional Class 1

Name & Address	Shares Owned	%
CALHOUN & CO/COMERICA BANK* DETROIT, MI	777,724,500	14.03%

CHICAGO MERCANTILE EXCHANGE* CUSTOMER SEGRAGATED ACCOUNT CHICAGO, IL	619,162,406	11.17%

JP MORGAN CLEARING CORP* BROOKLYN, NY	435,382,144	7.86%

RBC CAPITAL MARKETS CORP* CHICAGO, IL	301,062,737	5.43%

THE CHARLES SCHWAB CORPORATION SAN FRANCISCO, CA	300,000,000	5.41%

MONUMENTAL LIFE INSURANCE CO* CEDAR RAPIDS, IA	293,123,627	5.29%

RBC CAPITAL MARKETS CORP* CUSTOMER SEGREGATED CHICAGO, IL	292,482,115	5.28%

RBC Institutional Class 2

Name & Address	Shares Owned	%
TRANSCANADA HUNGARY LIQUIDITY MANAGEMENT LLC ZURICH, SWITZERLAND	13,716,054	60.11%

TAMARACK DISTRIBUTORS MINNEAPOLIS, MN	8,097,115	35.49%

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RBC Select Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS, MN	1,542,784,972	100.00%

RBC Reserve Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS, MN	4,914,642,984	100.00%

RBC Investor Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS, MN	4,556,118,844	100.00%

U.S. GOVERNMENT MONEY MARKET FUND

RBC Institutional Class 1

Name & Address	Shares Owned	%
AMERICAN EXPRESS COMPANY NEW YORK, NY	500,000,000	44.71%

JP MORGAN CLEARING CORP* BROOKLYN, NY	304,536,203	27.23%

ADP PACIFIC INC PAC07 WILMINGTON, DE	150,000,000	13.41%

SNAP-ON INCORPORATED KENOSHA, WI	75,000,000	6.71%

RBC Institutional Class 2

Name & Address	Shares Owned	%
TRANSCANADA HUNGARY LIQUIDITY MANAGEMENT LLC ZURICH, SWITZERLAND	13,773,970	77.40%

SHELDON RAZIN & JANET M RAZIN JTWROS LAGUNA BEACH, CA	3,011,219	16.92%

FRONTIER ENERGY ISLANDI SF ZURICH, SWITZERLAND	1,001,630	5.63%

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RBC Select Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS MN	1,260,363,937	100.00%

RBC Reserve Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS MN	1,690,224,300	100.00%

RBC Investor Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS MN	1,524,834,493	100.00%

TAX-FREE MONEY MARKET FUND

RBC Institutional Class 1

Name & Address	Shares Owned	%
CH ROBINSON WORLDWIDE INC EDEN PRAIRIE, MN	50,705,672	91.01%

BAND & CO C/O US BANK NA* MILWAUKEE, WI	5,000,000	8.97%

RBC Institutional Class 2

Name & Address	Shares Owned	%
TAMARACK DISTRIBUTORS MINNEAPOLIS, MN	10,044	99.99%

RBC Select Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS MN	259,149,859	100.00%

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RBC Reserve Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS MN	431,641,771	100.00%

RBC Investor Class

Name & Address	Shares Owned	%
RBC DAIN RAUSCHER* SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS MINNEAPOLIS MN	283,615,311	100.00%

* Record owner who may not beneficially own shares.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a Fund it controls without the consent or approval of other shareholders.

INVESTMENT ADVISOR

The Advisor, located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement dated as of April 16, 2004, as amended and restated November 21, 2008. The Advisor is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 18 million personal, business and public sector clients through offices in North America and 53 other countries around the world.

As of September 30, 2009, the Advisor’s investment team managed approximately $40.4 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations. For its services to the Funds, the Advisor receives from each Fund a fee at an annual rate based on each Fund’s average daily net assets. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund	Fee Rate As a Percentage of Average Daily Net Assets

Prime Money Market Fund	0.10%

U.S. Government Money Market Fund	0.10%

Tax-Free Money Market Fund	0.10%

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Under the terms of the Investment Advisory Agreement for the Funds between the Trust and the Advisor, the investment advisory services provided to the Funds by the Advisor are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

The Investment Advisory Agreement will remain in effect for one year and will continue thereafter for each Fund only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses of the RBC Institutional Class 1 Class of the Funds to 0.20% through January 31, 2011. The Advisor’s waiver and/or reimbursement obligation with respect to any fiscal year shall not exceed the servicing fees earned by the Advisor with respect to the Fund or class pursuant to the Funds’ Shareholder Servicing Plan during such fiscal years. The Distributor has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses for each class of the Funds below to the following amounts through January 31, 2011:

Fund	Operating Expense Limit

Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Select Class	0.80%
RBC Reserve Class	0.90%
RBC Investor Class	1.05%

U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Select Class	0.77%
RBC Reserve Class	0.85%
RBC Investor Class	1.00%

Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Select Class	0.70%
RBC Reserve Class	0.85%
RBC Investor Class	1.00%

The Distributor’s waiver and/or reimbursement obligation to any Fund or class with respect to any fiscal year shall not exceed the distribution and servicing fees paid by the Funds to the Distributor or to its shareholder account and distribution and servicing agent, RBC Capital Markets, with respect to the Fund or class pursuant to the applicable Distribution Agreement during such fiscal year.

The fee waivers exclude brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying each Fund’s shares for sale in any jurisdiction, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incidental thereto), indemnification and other expenses not incurred in the ordinary course of each Fund’s business and any fees and expenses of any underlying investment company whose shares are acquired by a Fund.

The Expense Limitation Agreements are in place until January 31, 2011 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor or the Distributor, any expenses in excess of the Expense

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Limitation and repay the Advisor or the Distributor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation. The Advisor or the Distributor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

For the fiscal years ended September 30, 2007, 2008, and 2009, the amounts of the advisory fees earned by the Advisor and the amounts of the reduction in fees and reimbursement of expenses by the Advisor as a result of the expense limitations, were as follows:

	Fiscal Year ended September 30, 2009		Fiscal Year ended September 30, 2008		Fiscal Year ended September 30, 2007

	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor
Prime Money Market Fund	$16,997,453	$0	$45,228,214	$0	$40,501,946	$0
U.S. Government Money Market Fund	$5,825,393	$0	$6,698,072	$0	$3,375,437	$0
Tax-Free Money Market Fund	$1,564,796	$0	$4,927,314	$0	$4,298,791	$0

PROXY VOTING POLICIES

The Trust has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Trust’s Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Board of Trustees. A description of the Proxy Voting Policies of the Trust is attached as Appendix B.

Because the Funds have delegated proxy voting to the Custodian, which relies on a proxy voting service, the Funds do not expect to encounter conflict of interest issues regarding proxy voting. In the very limited instances where the a proxy will not be voted in accordance with the proxy voting service, the Proxy Voting Oversight Committee, comprised of Fund officers and representatives of the Advisor, will review the proxy voting materials and determine how to vote the issue in a manner that the Committee believes is consistent with the best interests of the Funds.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted these proxies during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling 1-800-422-2454; and (ii) on the SEC’s website at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

Tamarack Distributors Inc. is principal underwriter for shares of the Money Market Funds. The Distributor is located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Distributor is an affiliate of the Advisor. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

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Additional Payments. The Distributor and/or the Advisor may make additional payments, out of their own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Advisor and Distributor (“Intermediaries”), in connection with the provision of administrative services and/or the distribution of the Funds’ shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets in recognition of administrative and distribution-related services provided by RBC Capital Markets to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

SHAREHOLDER ACCOUNT AND DISTRIBUTION SERVICES PLAN (RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class of the Prime Money Market Fund, U.S. Government Money Market Fund, and Tax-Free Money Market Fund)

The Trust has adopted a Shareholder Account and Distribution Services Plan (the “12b-1 Plan”) with respect to RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class of the Prime Money Market, U.S. Government Money Market, and Tax-Free Money Market Funds pursuant to Rule 12b-1 under the 1940 Act. The Distributor performs various shareholder account and distribution services for owners of Fund shares who maintain evidence of their Fund shares with RBC Capital Markets Corporation in a master account. The Distributor is compensated for its services to the Funds pursuant to a Distribution Agreement.

On May 20, 2008, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the 12b-1 Plan for RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of the Funds and approved the Agreement. The 12b-1 Plan was approved by the Funds’ initial sole shareholder on November 21, 2008. Under the 12b-1 Plan, the Trust will compensate the Distributor for its efforts and expenses incurred in connection with the distribution and marketing of shares of the Funds directly and through its correspondents, and the servicing of shareholder accounts of its customers and those of its correspondents. Compensation payable by each Fund shall be subject to the following annual limits: 0.15% for RBC Institutional Class 2 Shares, 0.80% for RBC Select Class, 0.90% for RBC Reserve Class, and 1.00% for RBC Investor Class. All of the 0.15% for RBC Institutional Class 2, and up to 0.25% of the annual 12b-1 fee for RBC Select, RBC Reserve, and RBC Investor Classes may be designated as a “service fee”. The 12b-1 fee is paid monthly on the basis of average daily net assets within ten business days following the end of the month covered by such payment.

Pursuant to a Shareholder Account and Distribution Services Agreement between the Distributor and RBC Capital Markets Corporation, the Distributor has agreed to compensate RBC Capital Markets for services that include the following: (i) the maintenance of separate records for each customer and individual account, which records shall reflect shares purchased and redeemed and share balances; (ii) the disbursement or crediting to individual accounts of customers of all proceeds of redemptions of Fund shares and all dividends and other distributions not reinvested in Fund shares; (iii) the preparation and transmittal to customers of periodic account statements showing the total number of shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by the customer during the period covered by the statement, and the dividends and other distributions paid to the customer during the statement period (whether paid in cash or reinvested in Fund shares); (iv) the preparation and proper transmittal of all required tax reporting to the Internal Revenue Service, state taxing authorities and the customers and the accounting for, reporting and submitting of withholding taxes, as required by applicable law, on all individual accounts; (v) the transmittal to customers of proxy materials, reports, and other information required to be sent to shareholders under applicable federal and state securities and other laws, and, upon request of the Trust, the transmittal to customers of material communications necessary and proper for receipt by all beneficial shareholders of the Funds; (vi) the transmittal to the Trust and its transfer agent each business day of the net purchase and redemption orders by and on behalf of the customers during such day; (vii) the transmittal to the Trust or its designee of such periodic reports or information as is necessary to enable the Trust to comply with state Blue Sky requirements; (viii) receiving, tabulating and transmitting to the Fund proxies executed with respect to meetings of shareholders of the Fund; (ix) answering inquiries regarding account status and history, the manner in which purchases and redemptions of the shares may

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be effected, and other matters pertaining to the Funds; (x) assisting in designating and changing dividend options, account designations and addresses; (xi) assisting in responding to regulatory inquiries regarding the master accounts, individual accounts, customers and the Funds, (xii) arranging for the wiring of funds; (xiii) transmitting and receiving funds in connection with orders to purchase or redeem Shares; (xiv) verifying and guaranteeing signatures in connection with redemption orders, transfers among and changes in individual accounts; (xv) performing additional dividend disbursing and shareholder account services with respect to the master accounts, the individual accounts and the customers as the Trust shall reasonably request from time to time; and (xvi) acting as the Trust’s agent in administering the share class eligibility feature under the Money Market Funds’ Multi-Class Plan Pursuant to Rule 18f-3.

A Fund is not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Distributor.

Both the 12b-1 Plan and the Agreement provide that each shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no financial interest in the operation of the 12b-1 Plan or Agreement, vote annually to continue the 12b-1 Plan and the Agreement. The 12b-1 Plan and the Agreement may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Advisor, or by the Trust by vote of a majority of the Independent Trustees. The 12b-1 Plan may be terminated by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the applicable Fund or Class. With respect to any Fund and Class for which the Plan is not terminated, the Plan will continue in effect

For the fiscal period ended September 30, 2009, 12b-1 fees paid by RBC Institutional Class 2, RBC Select, RBC Reserve, and RBC Investor Class shares of the Prime Money Market, U.S. Government Money Market, and Tax-Free Money Market Funds are shown below. These fees were paid to the Advisor with respect to RBC Institutional Class 2 and were paid to RBC Wealth Management with respect to RBC Select Class, RBC Reserve Class and RBC Investor Class.

Fund	RBC Institutional Class 2*	RBC Select Class*	RBC Reserve Class*	RBC Investor Class*
Prime Money Market Fund	$8,988	$7,010,091	$27,161,888	$28,794,610
U.S. Government Money Market Fund	$33,551	$5,279,035	$7,598,448	$5,378,511
Tax-Free Money Market Fund	$13	$1,088,017	$2,220,510	$1,081,885

*For the period November 21, 2008 through September 30, 2009.

Shareholder Servicing Plan

The Shareholder Servicing Plan for RBC Institutional Class 1 shares is used to compensate certain service organizations, including affiliates of the Funds’ Advisor, for providing services to shareholders and maintaining shareholder accounts. The Shareholder Servicing Plan provides that payments up to 0.05% may be made on behalf of the RBC Institutional Class 1 shares. For the fiscal period ended September 30, 2009, total payments made pursuant to the Plan are noted below:

Fund	RBC Institutional Class 1*
Prime Money Market Fund	$772,837
U.S. Government Money Market Fund	$166,359
Tax-Free Money Market Fund	$23,904

*For the period November 21, 2008 through September 30, 2009.

ADMINISTRATIVE SERVICES

The Advisor serves as Co-Administrator to the Funds. The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and

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registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodians, independent accountants, legal counsel and others. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Advisor. Effective November 21, 2008, the Advisor does not receive a fee for administrative services provided to the Funds.

For the fiscal years ended September 30, 2007, 2008 and 2009, the administrative services fees paid to the Advisor for each Fund were as follows:

Administrative Services Fees
Fiscal Year Ended	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund

September 30, 2009	$3,608,254	$1,185,466	$352,219

September 30, 2008	$27,049,048	$4,605,765	$2,463,544

September 30, 2007	$15,425,283	$2,232,457	$905,914

PNC Global Investment Servicing (U.S.) Inc. (“PNC”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. PNC also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ net asset value and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, PNC receives a fee for its services payable by the Funds based on the Funds’ average net assets. PNC became the Funds’ co-administrator and fund accounting agent on October 8, 2007. PNC did not receive any fees for the fiscal year ended September 30, 2007. For the fiscal years ended September 30, 2008 and September 30, 2009, PNC received the following fees for fund administration and accounting services:

Fund Administration and Accounting Fees
Fiscal Year Ended	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund

September 30, 2009	$619,755	$230,250	$50,055

September 30, 2008	$533,907	$90,522	$48,124

DETERMINATION OF NET ASSET VALUE

Pricing of Fund Shares

NAV Calculation Times

The Funds normally calculate their share price at the times listed below on days that the primary trading markets for the Fund’s portfolio instruments are open. A Fund’s share price is its net asset value (“NAV”) per share, which is the value of

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the Fund’s net assets divided by the number of its outstanding shares. Each Fund seeks to maintain a stable NAV of $1.00 per share.

Prime Money Market Fund	Once daily at 5:00 p.m. Eastern time (only calculation of net asset value)
U.S. Government Money Market Fund	Once daily at 5:00 p.m. Eastern time (only calculation of net asset value)
Tax-Free Money Market Fund	Twice daily at 1:00 p.m. Eastern time and at the close of each business day or 4:00 p.m. Eastern time or close of trading on the New York Stock Exchange (“NYSE”)

When Orders are Priced

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase of shares of Tax-Free Money Market Fund that is received before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time and would be eligible to receive dividends declared on that day. A purchase order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day and would be eligible to receive dividends declared on the next business day.

The NAV per share for each class of shares of each Fund normally is determined, and its shares are priced, on each day, Monday through Friday, that the NYSE is open or the primary trading markets for the Fund’s portfolio investments are open (each, a “Valuation Day”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of each class. All expenses, including fees paid to the Advisor and Co-Administrators, are accrued daily and taken into account for the purpose of determining the net asset value.

Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by a Fund or its agent, including any special documentation that may be required in certain circumstances. For example, a redemption order of shares of Tax-Free Money Market Fund received before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time. A redemption order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day.

Valuation of Portfolio Securities

The Money Market Funds value their portfolio securities using the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premiums, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes to the prevailing interest rates.

All Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value per share of each Fund using market values of each Fund’s securities from such Fund’s $1.00 amortized cost net asset value. In determining the market value of any security, actual quotations or estimates of market value provided by an approved pricing service may be used. If quotations are not available, and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under the Trust’s pricing and valuation procedures.

If the value of a given security or other asset of a Fund cannot be determined by any approved pricing service or a significant valuation event has occurred, the value will be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value,” which is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale.

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Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. A significant valuation event may include one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the time the Fund’s net asset value is calculated (“Value Time”); (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Valuation Day or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Advisor places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trade Allocation and Aggregation
Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Advisor is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Trading Costs
Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the judgment of the Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Advisor will seek the best execution of the Fund’s orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Advisor to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

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Broker-Dealer Selection
Many factors affect the selection of a broker including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition. Additionally, some of the brokers with whom the Advisor effects transactions may have also referred investment advisory clients to the Advisor. However, any transactions with such brokers will be subject to best execution obligations. The Advisor may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Trustees, the Advisor is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program.

The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged for effecting the same transaction if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor provided by the broker. In other words, the Advisor may use client commissions or “soft dollars” to obtain proprietary research (research prepared by the broker-dealer executing the client transactions), third-party research or brokerage services that benefit the Advisor and its client accounts. The Advisor’s use of soft dollars will be consistent with Section 28(e) of the Securities Exchange Act of 1934 and the Advisor will determine that the value of the research or brokerage service obtained is reasonable in relation to the commissions paid.

The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.

None of the Money Market Funds (or their predecessor funds) paid any brokerage commissions for fiscal year end periods from 2007 to 2009.

As of September 30, 2009, the following Funds held investments in securities of its regular broker-dealers:

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned as of 9/30/09*

Prime Money Market Fund	BNP Paribas Securities Corp	$1,900,000,000
	Barclays Capital, Inc.	400,000,000
	Bank of America	322,944,000
	Citigroup Global Markets, Inc.	249,990,000
	Wells Fargo Advisors LLC	240,189,000
	JP Morgan & Chase Co.	190,704,000
	Deutsche Bank Securities Inc.	85,000,000
	Bank of New York	14,012,000

U.S. Government Money Market Fund	BNP Paribas Securities Corp.	$1,000,000,000
	Deutsche Bank Securities Inc.	800,000,000
	Wells Fargo Advisors LLC	240,000,000
	Bank of America	100,000,000
	Barclays Capital, Inc.	100,000,000
	Citigroup Global Markets, Inc.	7,011,000

Tax-Free Money Market Fund	Goldman Sachs & Co.	$1,833,000
	Wells Fargo Advisors LLC	1,000,000

* Value rounded to thousands.

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TAXATION

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each of the Funds intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses) and net tax-exempt income; (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions of earnings and profits will be taxed to shareholders as ordinary income.

EXCISE TAX DISTRIBUTION REQUIREMENTS. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed or taxed during such years.

Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of September 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e. October 1).

CAPITAL LOSS CARRY-FORWARDS. The following table lists the capital loss carry-forwards available to the Funds as of September 30, 2009.

Fund Name	Amount	Expires
Prime Money Market Fund	$3,069	2013
	$40,324	2014
	$52,797	2015
	$38,902	2016
	$4,606,628	2017

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DISTRIBUTIONS. Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions derived from the excess of net long-term capital gains over net short-term capital losses, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

MAINTAINING A $1 SHARE PRICE. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require a Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by a Fund of its net investment income. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. A distribution, including an “exempt-interest dividend,” will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

QUALIFIED DIVIDEND INCOME. Because no portion of a Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders.

DIVIDENDS-RECEIVED DEDUCTION. Because no portion of a Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fund is expected to be eligible for the dividends received deduction for corporate shareholders.

SALES, EXCHANGES, AND REDEMPTIONS. Upon the disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets held by the shareholder. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, because the Funds expect to maintain a stable net asset value, investors generally should not realize a taxable gain or loss on the sale or redemption of Fund shares.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

Securities Purchased at a Discount. Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

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Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

INVESTMENT IN FOREIGN SECURITIES. Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

U.S. GOVERNMENT SECURITIES. Distributions of a Fund which are derived from interest on direct obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

BACKUP WITHHOLDING. The Funds are required to report to the Internal Revenue Service (“IRS”) all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 28% (“backup withholding”) in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder’s U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

LOCAL TAX CONSIDERATIONS. Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation.

NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

ADDITIONAL INFORMATION FOR TAX-FREE MONEY MARKET FUND (“TAX-FREE FUND”). The Tax-Free Fund intends to manage its portfolio so that it will be eligible to pay “exempt-interest dividends” to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Tax-Free Fund’s dividends distributed to shareholders are derived from such interest income and are designated as

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exempt-interest dividends by the Fund, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. The Tax-Free Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Tax-Free Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

The Tax-Free Fund’s dividends are considered ordinary (taxable) income for Federal income tax purposes to the extent that the Tax-Free Fund’s dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss). Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by the Tax-Free Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Deductions for interest expense incurred to acquire or carry shares of the Tax-Free Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as the Tax-Free Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Advisor and their affiliates, and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to you amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require you to file amended federal and state income tax returns for such prior year to report and pay tax and interest on your pro rata share of the additional amount of taxable income.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Tax-Free Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Tax-Free Fund should consult their tax advisors about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Tax-Free Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisors regularly about the tax consequences to them of investing in one or more of the Funds.

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OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of ten separately managed portfolios, each of which offers one or more classes of shares. On January 28, 2009, Prime Money Market Fund changed its name from Tamarack Prime Money Market Fund to Prime Money Market Fund; U.S. Government Money Market Fund changed its name from Tamarack U.S. Government Money Market Fund to U.S. Government Money Market Fund; and Tax-Free Money Market Fund changed its name from Tamarack Tax-Free Money Market Fund to the Tax-Free Money Market Fund. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

The Trust is an open-end investment management company and under its Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

Wells Fargo Bank, N.A., Wells Fargo Center, 733 Marquette Avenue South, Minneapolis, Minnesota 55479, acts as custodian of the Trust’s assets. Wells Fargo is responsible for the safekeeping of Trust assets and for providing related services.

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent for the Funds.

PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, PA 19406, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, was selected by the Board of Trustees to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2010. Deloitte & Touche LLP provides audit services and assistance and consultation in connection with review of certain SEC filings.

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CODE OF ETHICS

The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only where there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Advisor or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings, which are available at the SEC’s website, www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. The Prime Money Market Fund, the U.S. Government Money Market Fund, and the Tax-Free Money Market Fund post, within approximately five business days of each Friday, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, until replaced by the next week’s information. In addition, within approximately five business days of each month-end, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by information as of the next month-end.

The Funds may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.

Once portfolio holdings information has been made public, it may be provided to any third party as of the next business day, including actual and prospective individual and institutional shareholders, intermediaries and affiliates of the Advisor.

The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is only provided where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.

Nonpublic holdings information may not be provided without the approval of the Trust’s President or his designee. The President or his designee will only approve such disclosure after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.

The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Advisor or any other party in connection with such arrangements. The following

37

list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.

Advisor: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Advisor employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel, without prior specific approval. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Advisor’s Code of Ethics and the Trust’s Code of Ethics.

Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.

Trust Service Providers: The Trust’s custodian, transfer agents, co-administrators, distributor, financial printer, website provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. For example, the Trust’s website provider receives complete Fund holdings on a monthly basis with a four-day delay.

The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis. Currently, the Trust has such an arrangement with Lipper, which receives complete holdings information on a monthly basis with a 10-day delay. Lipper has entered into a written agreement with the Trust to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements of the Money Market Funds included in their most recent Annual Report dated September 30, 2009 are incorporated herein by reference to such Report. Copies of the Annual Report are available without charge upon request by writing to RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.rbcgam.us.

The financial statements for the periods ended September 30, 2009 in the Annual Report for the Money Market Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) LONG TERM CORPORATE OBLIGATION RATINGS:

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

MOODY’S US MUNICIPAL LONG-TERM DEBT RATINGS.

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S SHORT-TERM OBLIGATION RATINGS:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Symbols used are as follows:

MIG-1 — This designation denotes superior credit quality. Excellent protection is afforded by establishing cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 — This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade quality. Debt instruments in this category lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P SHORT-TERM MUNICIPAL NOTE RATINGS:

An S&P US municipal note rating, reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY’S SHORT TERM RATINGS:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime – 1 (P-1) — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime - 2 (P-2) — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime - 3 (P-3) — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Non Prime – (NP) - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH INVESTORS SERVICE, INC. (“FITCH”):

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.” International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet those commitments using a globally applicable scale. As such, both foreign and local currency international ratings are internationally comparable assessments.

The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. The risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a “foreign currency” rating (ie the rating is applicable for all convertible currencies of obligation). The following scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — VERY HIGH CREDIT QUALITY. ‘AA’ ratings denotes expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC – VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C – EXCEPTIONALLY HIGH LEVELS OF CREDIT RISK. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

-	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
-	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and
-	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of coercive debt exchange.

RD – RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

-	the selective payment default on a specific class or currency of debt;
-

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

-	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
-	execution of a coercive debt exchange on one or more material financial obligations.

D – DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, eg ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

AAA(xxx) — ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx) — ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx) — ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx) — ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx) — ‘BB’ National Ratings denote an elevated default risk relative to other issuers or issues in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) — ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx) — ‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx) — ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx) — ‘C’ National Ratings denote that default is imminent.

D(xxx) — ‘D’ National Ratings denote an issuer or instrument that is currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1 — HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial commitments.

F3 — FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B — SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD – RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — DEFAULT. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International Code Suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

RBC FUNDS TRUST
Description of Proxy Voting Policies and Procedures

Introduction

As registered investment management companies, the RBC Funds (each a “Fund” and, collectively, the “Funds”) are required to (i) file proxy voting records with the SEC and make them available to shareholders, (ii) provide disclosure describing how proxies of portfolio securities held by the Funds are voted, and (iii) disclose in shareholder reports how individuals can access the Funds’ description of their policies and procedures.

Since each of the Funds of the RBC Funds Trust (the “Trust”) is the beneficial owner of its portfolio securities, the Board of Trustees (“Board”), acting on the Funds’ behalf, is responsible for voting proxies. As a practical matter, the Board has delegated this function to Voyageur Asset Management Inc. (the “Advisor”), the Funds’ co-administrator, subject to the Board’s oversight.

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund.

Proxy Voting Oversight Committee

A Proxy Voting Oversight Committee, comprised of Fund officers and the Advisor representative(s), has been established for the purpose of resolving any issues associated with the proxy solicitation process, conflicts of interest, or other matters that may require further review by the Trust.

Guidelines

The Trust has directed Wells Fargo Bank, N.A. (the “Custodian”), as custodian of the assets of each Fund, to vote proxies on behalf of the Funds. The Guidelines provide a framework for the manner in which the Funds will vote proxies. If and when proxies need to be voted on behalf of the Funds, the Custodian will vote such proxies pursuant to its Proxy Voting Policies and Procedures, which call for the Custodian to utilize RiskMetrics Group (“RMG”), a proxy-voting agent, for proxy voting, analysis and research. The Funds have adopted RMG’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (together, the “Guidelines”) as the Fund’s guidelines for voting proxies. The Custodian has been further directed to solicit and vote in accordance with the direction of the Trust’s Proxy Voting Oversight Committee on any proxy issue not clearly addressed by the Guidelines. The Proxy Voting Oversight Committee shall meet, as necessary, to consider recommendations regarding specific proxy proposals that vary from the Guidelines.

The Guidelines set forth specific guidelines on how to vote proxies on behalf of the Funds. Some examples of the guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Board Oversight

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, review and approval of the Funds’ Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Funds’ Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Guidelines.

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Proxy Voting Record

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the Securities and Exchange Commission (“SEC”) on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2454.

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